                                                                   Exhibit 10.20

                                                               EXECUTION VERSION

                              FIRST AMENDMENT TO
                              ------------------
                 AMENDED AND RESTATED PARTICIPATION AGREEMENT
                 --------------------------------------------

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED PARTICIPATION AGREEMENT (this "Amendment"), dated as of March 28, 2001, is entered into by and among:
 ---------

          (1)  QUANTUM CORPORATION, a Delaware corporation (the "Lessee");
                                                                 ------

          (2)  SELCO SERVICE CORPORATION, an Ohio corporation (the "Lessor");
                                                                    ------

          (3) Each of the financial institutions listed in the Amended and Restated Participation Agreement referred to in Recital A below as
                                                     ---------
     "participants" (collectively, the "Participants"); and
                                        ------------

          (4)  THE BANK OF NOVA SCOTIA ("BNS"), as agent for the Participants
                                         ---
     (in such capacity, the "Agent").
                             -----

                                    RECITALS
                                    --------

     A. The Lessee, the Lessor, the Participants and the Agent are parties to an Amended and Restated Participation Agreement dated as of July 12, 2000 (the "Participation Agreement").
 -----------------------

     B. The Lessee has recently approached the Lessor, the Participants and the Agent and requested that the Lessor, the Participants and the Agent amend the Participation Agreement in order to conform with the changes to be made in that certain Credit Agreement (3-Year) entered into as of April 19, 2000 and amended and restated as of the date hereof among the Lessee, as borrower, the financial institutions party thereto as lenders and/or agents, and Bank of America, N.A., as administrative agent and letter of credit issuing agent.

     C. The Lessor, the Participants and the Agent are willing so to amend the Participation Agreement upon the terms and subject to the conditions set forth herein.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Lessee, the Lessor, the Participants and Agent hereby agree as follows:


     1.   Definitions, Interpretation. All capitalized terms defined above and
          ---------------------------
elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Appendix 1 to the Participation
                                                -------------------------------
Agreement, as amended by this Amendment. The rules of interpretation set forth
---------
in Appendix 1 to the Participation Agreement shall, to the extent not
   -----------------------------------------
inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

   2.   Amendment to Participation Agreement. Subject to the satisfaction of the
        ------------------------------------
conditions set forth in Paragraph 4 below, the Participation Agreement is hereby
                        -----------
amended by as follows:

          (a)  Clause (a) of Section 6.3 is amended by changing the two
               -------------------------
     references to "Section 10.1(s)" set forth therein to "Section 10.2(h)".
                    ---------------                        ---------------

          (b)  Section 8 (Representations) is amended by changing Section 8.3
               ---------                                          -----------
     thereof to read in its entirety as set forth on Attachment 1 hereto.
                                                     ------------

          (c)  Section 10 (Other Covenants and Agreements) is amended by (i)
               ----------
     changing Section 10.1 thereof to read in its entirety as set forth on
              ------------
     Attachment 2 hereto; (ii) renumbering existing Sections 10.2 and 10.3
     ------------                                   ----------------------
     thereof as "Section 10.3" and Section 10.4", respectively; and (iii) adding
                 ------------      ------------
     a new Section 10.2 thereto to read in its entirety as set forth on
           ------------
     Attachment 3 hereto.
     ------------

          (d)  Schedule III is hereby amended by (i) changing the references
               ------------
     therein from "Chris Osborn, Director" to "Liz Hanson, Director" with respect to the notice information for The Bank of Nova Scotia, (ii) changing the e-mail references therein from "cosborn@scotiacapital.com" to "lhanson@scotiacapital.com" with respect to the notice information for The Bank of Nova Scotia, and (iii) changing the notice information for KeyBank National Association as a Participant to read in its entirety as follows:

                        KEYBANK NATIONAL ASSOCIATION
                        601 108th Ave. NE
                        Belleview, Washington  98009-9027

                        Telephone: (425) 709-4571
                        Facsimile: (425) 709-4565
                        Email: tom_crandell@keybank.com

          (e)  A new Schedule 8.3 is added immediately after Schedule 6.4 to
                     ------------                            ------------
     read in its entirety as set forth on Attachment 4 hereto.
                                          ------------

          (f)  Schedule 10.01 is hereby renumbered "Schedule 10.2".
               --------------

          (g)  Appendix 1 to the Participation Agreement is amended to read in
               -----------------------------------------
     its entirety as set forth on Attachment 5 hereto.
                                  ------------

          (h)  Exhibit Q to the Participation Agreement is amended to read in
               ----------------------------------------
     its entirety as set forth on Attachment 6 hereto.
                                  ------------

   3.   Representations and Warranties.  The Lessee hereby represents and
        ------------------------------
warrants to the Agent and the Participants that the following are true and correct on the date of this Amendment and that, after giving effect to the amendment set forth in Paragraph 2 above, the following will be true and correct
                       -----------
on the Effective Date (as defined below):

          (a)  The representations and warranties of the Lessee set forth in

     Section 8.3 of the Participation Agreement and in the other Operative
     ------------------------------------------
     Documents are true and correct in all
     material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

          (b) No Default has occurred and is continuing;

          (c) All of the Operative Documents are in full force and effect;

          (d) There has been no event or circumstance since the date of the Financial Statements of the Lessee and its Subsidiaries for the fiscal year ended March 31, 2000 which has a Material Adverse Effect;

          (e) Any material consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority required to be obtained or made in connection with the consummation of the HDD Redemption and Maxtor Merger have been duly obtained or made;

          (f) No litigation, investigation or proceeding of or before an arbitrator or Governmental Authority is pending, or to the knowledge of the Lessee after due and diligent investigation, threatened by or against the Lessee or any of its Subsidiaries or against any of their properties or revenues which in any manner challenges or seeks to prevent, enjoin, alter or delay the HDD Redemption or the Maxtor Merger; and

          (g) The Maxtor Merger Effective Time has occurred and the HDD Redemption has been consummated, each in accordance with the material terms of the Maxtor Merger Documents and on or before April 30, 2001.

(Without limiting the scope of the term "Operative Documents," the Lessee expressly acknowledges in making the representations and warranties set forth in this Paragraph 3 that, on and after the date hereof, such term includes this
     -----------
Amendment.)

     4.  Effective Date.  The amendments effected by Paragraph 2 above shall
         --------------                              -----------
become effective upon the date (the "Effective Date") that the Lessor, the Agent
                                     --------------
and the Participants receives the following, each in form and substance satisfactory to the Agent, the Participants and their respective counsel:

          (a) This Amendment duly executed by the Lessor, the Lessee, each Participant and the Agent;

          (b) A First Amendment to Amended and Restated Master Lease Agreement in the form of Attachment 7 hereto, duly executed by the Lessee and the
                    ------------
     Lessor and appropriately notarized for recording;

          (c) A certificate of the Secretary or an Assistant Secretary of the Lessee attaching and certifying (i) that the resolutions of the Board of Directors of the Lessee, in the form delivered to the Agent on the Closing Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date; and (ii) the incumbency and signature of persons authorized to execute and deliver on its behalf this Amendment;

          (d) A nonrefundable amendment fee to be paid to each Participant equal to .175% of each Participant's Commitment;

          (e) All fees and expenses of the Lessor's and the Agent's counsels through the Effective Date, to the extent set forth in statements of such counsels delivered to the Lessee on or before the Effective Date; and

          (f) Such other evidence as the Lessor, the Agent or any Participant may reasonably request to establish the accuracy and completeness in all material respects of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Operative Documents.

In addition, within a reasonable period of time (but in no event later than thirty (30) days after the Effective Date), the Lessee shall deliver to the Agent, the Lessor and the Participants (a) such endorsements as the Lessor and the Agent may reasonably request to each of (i) the ALTA owner's title insurance policy issued in connection with the closing of the Amended and Restated Participation Agreement, and (ii) the ALTA lender's title insurance policy issued in connection with the closing of the Amended and Restated Participation Agreement; and (b) a favorable written opinion of (i) Wilson Sonsini Goodrich & Rosati, California counsel to the Lessee, and (ii) local counsel licensed to practice in Colorado, in each case addressed to the Agent for the benefit of the Agent, the Lessor and the Participants, covering such legal matters as the Agent may reasonably request and otherwise in form and substance satisfactory to Agent.

     5.  Effect of this Amendment.  On and after the Effective Date, each
         ------------------------
reference in the Participation Agreement and the other Operative Documents to the Participation Agreement shall mean the Participation Agreement as amended hereby. Except as specifically amended above, (a) the Participation Agreement and the other Operative Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Participants or the Agent, nor constitute a waiver of any provision of the Participation Agreement or any other Operative Document.

     6.  Miscellaneous.
         -------------

          (a) Counterparts.  This Amendment may be executed in any number of
              ------------
     identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

          (b) Headings.  Headings in this Amendment are for convenience of
              --------
     reference only and are not part of the substance hereof.

          (c) Governing Law. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY
              -------------
     THE LAW OF THE STATE OF ILLINOIS (EXCLUDING ANY CONFLICT-OF-LAW OR CHOICE-OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

     IN WITNESS WHEREOF, the Lessee, the Lessor, the Agent and the Participants have caused this Amendment to be executed as of the day and year first above written.

THE LESSEE:                             QUANTUM CORPORATION


                                        By: /s/ Richard L. Clemmer
                                           Name: Richard L. Clemmer
                                           Title: Executive Vice President
                                                  Finance and Chief Financial
                                                  Officer


THE LESSOR:                             SELCO SERVICE CORPORATION


                                        By:_____________________________________
                                           Name:  ______________________________
                                           Title: ______________________________


THE AGENT:                              THE BANK OF NOVA SCOTIA


                                        By:_____________________________________
                                           Name:  ______________________________
                                           Title: ______________________________


THE PARTICIPANTS:                       THE BANK OF NOVA SCOTIA


                                        By:_____________________________________
                                           Name:  ______________________________
                                           Title: ______________________________


                                        KEYBANK NATIONAL ASSOCIATION


                                        By:_____________________________________
                                           Name: _______________________________
                                           Title: ______________________________

                                        SELCO SERVICE CORPORATION


                                        By:_____________________________________
                                           Name:  ______________________________
                                           Title: ______________________________


                                        UNION BANK OF CALIFORNIA, N.A.


                                        By:_____________________________________
                                           Name:  ______________________________
                                           Title: ______________________________

                                 ATTACHMENT 1
                                 ------------

                              Revised Section 8.3
                              -------------------

     SECTION 8.3 Representations of the Lessee. The Lessee represents and
                 -----------------------------
warrants to each of the other parties hereto that:

          (a) Corporate Status.  The Lessee (i) is a corporation duly organized,
              ----------------
validly existing and in good standing under the laws of the State of Delaware and (ii) has duly qualified and is authorized to do business and has obtained a certificate of authority to transact business as a foreign corporation in the States of California and Colorado and in each other jurisdiction where the failure to so qualify is reasonably likely to be Material.

          (b) Corporate Power and Authority.  As of their respective dates of
              -----------------------------
execution, the Lessee has corporate power and authority to execute, deliver and carry out the terms and provisions of the Operative Documents, the Maxtor Merger Documents and the Snap Spin-Off Documents to which it is or will be a party and has taken all necessary corporate action to authorize the execution, delivery and performance of such documents to which it is or will be a party and has or will have duly executed and delivered each such document required to be executed and delivered by it and, assuming the due authorization, execution and delivery thereof on the part of each other party thereto, each such document constitutes or will constitute a legal, valid and binding obligation enforceable against it in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equitable principles.

          (c) No Violation.  Neither the execution, delivery and performance by
              ------------
the Lessee of the Operative Documents, the Maxtor Merger Documents or the Snap Spin-Off Documents to which it is or will be a party nor compliance with the terms and provisions thereof, nor the consummation by the Lessee of the transactions contemplated therein (i) will result in a violation by the Lessee of any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality having jurisdiction over the Lessee or the Property that would (x) adversely affect the validity or enforceability of such documents to which the Lessee is a party, or the title to, or value or condition of, the Property, or (y) have a Material Adverse Effect on the consolidated financial position, business or consolidated results of operations of the Lessee, or (z) have an adverse effect on the ability of the Lessee to perform its obligations under such documents, (ii) will conflict with or result in any breach under, or (other than pursuant to the Operative Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of Lessee pursuant to the terms of, any indenture, loan agreement or other agreement for borrowed money to which the Lessee is a party or by which it or any of its property or assets is bound or to which it may be subject (other than Permitted Liens), or (iii) will violate any provision of the certificate or articles of incorporation or bylaws of the Lessee.

          (d) Litigation.  Except as set forth on Schedule 8.3, there are no
              ----------                          ------------
actions, suits or proceedings pending or, to the knowledge of the Lessee, threatened (i) that are reasonably likely to have a Material Adverse Effect or
(ii) that question the validity of the Operative Documents or the rights or remedies of the Lessor, the Agent or the Participants with respect to the Lessee or the Property under the Operative Documents.

                                     [1]-1

          (e) Governmental Approvals.  No Governmental Action by any
              ----------------------
Governmental Authority having jurisdiction over the Lessee or the Property is required to authorize or is required in connection with (i) the execution, delivery and performance by the Lessee of any Operative Document or (ii) the legality, validity, binding effect or enforceability against the Lessee of any Operative Document, except for the filing or recording of the Operative Documents listed in Section 8.4(f) hereof with the appropriate Governmental Authorities, all of which will have been completed on or prior to the Land Interest Acquisition Date.

          (f) Investment Company Act.  The Lessee is not an "investment company"
              ----------------------
or a company "controlled" by an "investment company," within the meaning of the Investment Company Act.

          (g) Public Utility Holding Company Act.  The Lessee is not a "holding
              ----------------------------------
company, or a "subsidiary company," or an "affiliate" of a "holding company", or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (h) Accuracy of Information Furnished.  None of the Operative
              ---------------------------------
Documents and none of the other certificates, statements or information furnished to the Lessor, the Agent or any Participant by or on behalf of the Lessee or any of its Subsidiaries in connection with the Operative Documents or the transactions contemplated thereby (taken together with all such Operative Documents, certificates, statements or information) contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood by the Lessor, the Agent or any Participant that the projections and forecasts provided by the Lessee are not to be viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

          (i) Taxes.  All United States federal income tax returns and all other
              -----
Material tax returns which are required to have been filed have been or will be prepared in accordance with applicable law and filed by or on behalf of the Lessee by the respective due dates, including extensions, and all taxes due with respect to the Lessee pursuant to such returns or pursuant to any assessment received by the Lessee have been or will be paid. The charges, accruals and reserves on the books of the Lessee in respect of taxes or other governmental charges are, in the opinion of the Lessee, adequate.

          (j) Compliance with ERISA.  Each member of the ERISA Group has
              ---------------------
fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all Material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

                                     [1]-2

          (k) Environmental and Other Regulations.  Except as set forth in
              -----------------------------------
Schedule III attached hereto, the Lessee and the Property are in compliance with all Environmental Laws relating to pollution and environmental control or employee safety in the jurisdiction in which the Property is located and in all other domestic jurisdictions, other than, with respect to such other jurisdictions, those Environmental Laws the non-compliance with which would not have a Material Adverse Effect.

          (l) Offer of Securities, etc.  Neither the Lessee nor the Guarantor
              -------------------------
nor any Person authorized to act on their behalf has, directly or indirectly, offered any interest in the Property or the Lease or any other interest similar thereto (the sale or offer of which would be integrated with the sale or offer of such interest in the Property or the Lease), for sale to, or solicited any offer to acquire any of the same from, any Person other than the Participants, the Lessor and other "accredited investors" (as defined in Regulation D of the Securities and Exchange Commission).

          (m) Financial Statements.  The audited consolidated statement of
              --------------------
financial position of the Lessee and its consolidated Subsidiaries as of March 31, 1997 and the related consolidated statements of income, shareholder's equity and cash flows for the fiscal year then ended, reported on by Ernst & Young, LLP, a copy of which has been delivered to each of the Lessor, the Participants and the Agent, present fairly in all material respects, in conformity with generally accepted accounting principles, the financial position of the Lessee as of such date and its results of operations and cash flows for such fiscal year.

          (n) DSS Combined Financial Statements.  The DSS Combined Financial
              ---------------------------------
Statements filed by the Lessee with the Securities and Exchange Commission together with its 10-Q quarterly report for the fiscal quarter ended December 31, 2000 (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except for the absence of footnotes thereto and as otherwise expressly noted therein; (ii) fairly present the financial condition of the DSS Business on a stand-alone basis as of the date thereof and the results of operations of such business for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except for the absence of footnotes thereto and as expressly noted therein, and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Lessee and its Subsidiaries relating to the DSS Business as of the date thereof, including liabilities for taxes, material commitments and Indebtedness, in accordance with GAAP consistently applied throughout the period covered thereby.

          (o) No Violation or Default.  Neither the Lessee nor any of the
              -----------------------
Lessee's Subsidiaries is in violation of or in default with respect to (i) any Requirement of Law applicable to such Person or (ii) any Contractual Obligation of such Person, where, in each case, such violation or default is reasonably likely to have a Material Adverse Effect. Without limiting the generality of the foregoing, neither the Lessee nor any of the Lessee's Subsidiaries (A) is in violation of any Environmental Laws, (B) to the best of the Lessee's knowledge, has any liability or potential liability under any Environmental Laws or (C) has received written notice or other written communication of an investigation or is under investigation by any Governmental Authority having jurisdiction over the Lessee or any of the Lessee's Subsidiaries having authority to enforce Environmental Laws, where, in each case, such violation, liability or investigation could reasonably be expected to have a Material Adverse Effect, nor, to the best of the Lessee's knowledge, have any Hazardous Materials been released or disposed of on any of

                                     [1]-3
the properties owned by the Lessee or the Lessee's Subsidiaries which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. No Event of Default or Default has occurred and is continuing.

          (p) Title; Possession Under Leases.  The Lessee and the Lessee's
              ------------------------------
Subsidiaries (i) own and have good title (without regard to minor defects of title), or leasehold interests in, all their other respective properties and assets which are material to the business of the Lessee and its Subsidiaries taken as a whole as reflected in the most recent Financial Statements delivered to the Agent (except those assets and properties disposed of since the date of such Financial Statements in compliance with this Participation Agreement) and
(ii) own and have good title (without regard to minor defects of title) to, or leasehold interests in, all respective properties and assets acquired by the Lessee and the Lessee's Subsidiaries since such date which are material to the business of the Lessee and its Subsidiaries taken as a whole (except those assets and properties disposed of in compliance with this Participation Agreement). Such assets and properties are subject to no Lien, except for Permitted Liens.

          (q) Patent and Other Rights.  The Lessee and the Lessee's Subsidiaries
              -----------------------
own or license under validly existing agreements (or could obtain such ownership, possession or license on terms not materially adverse to the Lessee and its Subsidiaries, taken as a whole, and under circumstances that could not reasonably be expected to have a Material Adverse Effect), and have the full right to license without the consent of any other Person, all patents, licenses, trademarks, trade names, trade secrets, service marks, copyrights and all rights with respect thereto, which are material to conduct the businesses of the Lessee and its Subsidiaries (taken as a whole) as now conducted.

          (r) Solvency, Etc.  The Lessee and each of its Material Subsidiaries
              --------------
is Solvent and, after the execution and delivery of the Operative Documents and the consummation of the transactions contemplated thereby, will be Solvent.

          (s) Catastrophic Events.  Neither the Lessee nor any of the Lessee's
              -------------------
Subsidiaries and none of their properties is affected by any fire, explosion, strike, lockout or other labor dispute, earthquake, embargo or other casualty that is reasonably likely to have a Material Adverse Effect. As of the Closing Date, there are no disputes presently subject to grievance procedure, arbitration or litigation under any of the collective bargaining agreements, employment contracts or employee welfare or incentive plans to which the Lessee or any of the Lessee's Subsidiaries is a party, an there are no strikes, lockouts, work stoppages or slowdowns, or, to the best knowledge of the Lessee, jurisdictional disputes or organizing activities occurring or threatened which alone or in the aggregate are reasonably likely to have a Material Adverse Effect.

          (t) Maxtor Merger Matters.
              ---------------------

              (i) The Maxtor Merger Agreement and the other Maxtor Merger Documents have been duly executed by each of the parties thereto and are enforceable in accordance with their terms by and against all such parties. Such agreements have not been amended, modified or supplemented since their respective dates of execution in any manner that could reasonably be expected to be materially adverse to the Lessor or the Participants.

                                     [1]-4

          (ii) All material conditions precedent to the effectiveness of the Maxtor Merger have been satisfied (or, with respect to conditions precedent to Maxtor's obligations thereunder, waived by Maxtor) and the Maxtor Merger has been consummated in accordance with the terms of the Maxtor Merger Agreement. The HDD Redemption has been duly authorized by and on behalf of the Lessee and has been consummated in accordance with the terms of the Maxtor Merger Agreement and the other Maxtor Merger Documents.

          (iii) Pursuant to the Maxtor Merger Documents, Maxtor is legally obligated to indemnify the Lessee and the Lessee's Subsidiaries to the extent set forth therein. Maxtor has not disputed, disclaimed or breached in any material respect such indemnification obligations.

     (u)  Snap Spin-Off Matters.
          ---------------------

          (i) As of the dates of the Snap Spin-Off Documents, each, respectively, will be duly executed by each of the parties thereto in a form substantially identical to the form thereof filed as an exhibit to the Snap Appliances S-1 and will be enforceable in accordance with its terms by and against all parties thereto and, as of any date subsequent thereto, such agreements will not have been amended, modified or supplemented in any manner that could reasonably be expected to be materially adverse to the Lessor or the Participants.

          (ii) As of the date of the consummation of the Snap Spin-Off, all material conditions precedent to the effectiveness of the Snap Spin-Off will have been satisfied and the Snap Spin-Off will have been consummated in accordance with the terms of the Snap Spin-Off Documents.

          (iii) As of the dates of the Snap Spin-Off Documents, Snap Appliances will be legally obligated to indemnify the Lessee and the Lessee's Subsidiaries to the extent set forth therein.

          (iv) Prior to the consummation of the Snap Spin-Off, any material consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority required to be obtained or made in connection with the consummation of the Snap Spin-Off will have been duly obtained or made.

          (v) Immediately prior to the consummation of the Snap Spin-Off, no litigation, investigation or proceeding of or before an arbitrator or Governmental Authority will be pending, or to the knowledge of the Lessee after due and diligent investigation, threatened by or against the Lessee or any of its Subsidiaries or against any of their properties or revenues which in any manner challenges or seeks to prevent, enjoin, alter or delay the consummation of the Snap Spin-Off.

          (vi) Prior to the consummation of the Snap Spin-Off, the Lessee shall have obtained a private letter ruling from the IRS to the effect that the distribution to the Lessee's shareholders of all or substantially all of shares of Snap Appliances held by the Lessee will constitute a tax-free reorganization under the Code.

                                     [1]-5

          (v)  Disclosure.
               ----------

               (i) No statement, information, report, representation, or warranty made by the Lessee in any Operative Document or furnished to the Agent, the Lessor or any Participant in connection with any Operative Document contains any untrue statement of a material fact or, when viewed together with the Lessee's periodic reports filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, omits to state any material fact necessary to make the statements herein or therein not misleading.

               (ii) None of the information supplied or to be supplied by the Lessee or any of its Subsidiaries for inclusion or incorporation by reference in:

                     (A) the Maxtor Merger S-4 or the Snap Appliances S-1 will at the time such registration statement is declared or ordered effective under the Securities Act of 1933, as amended, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading; and

                     (B) the proxy statement of the Lessee contained in the Maxtor Merger S-4 shall not, on the date such proxy statement is first mailed to the stockholders of the Lessee, at the time of the meeting of the Lessee's stockholders called for therein and at the Maxtor Merger Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for such stockholders' meeting which has become false or misleading. The proxy statement of the Lessee contained in the Maxtor Merger S-4 will comply as to form in all material respects with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Notwithstanding the foregoing, the Lessee makes no representation or warranty with respect to any information supplied by Maxtor which is contained in any of the foregoing documents.

                                     [1]-6

                                 ATTACHMENT 2
                                 ------------

                             Revised Section 10.1
                             --------------------

     SECTION 10.1   Affirmative Covenants of the Lessee.  So long as this
                    -----------------------------------
Participation Agreement is in effect, the Lessee shall, and shall (except in the case of the Lessee's reporting covenants) cause each Subsidiary, to:

          (a)  Financial Statements. Deliver to the Agent and each Participant,
               --------------------
in form and detail satisfactory to the Agent and the Required Participants:

               (i) as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Lessee, or, if the Lessee has been granted an extension by the Securities and Exchange Commission permitting the late filing by the Lessee of any annual report on form 10-K, the earlier of (x) 120 days after the end of each fiscal year of the Lessee or (y) the last day of any such extension, (A) a consolidated balance sheet of the Lessee and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income and cash flows for such fiscal year, and (B) in respect of any period (or partial period) prior to the Maxtor Merger Effective Time, DSS Combined Financial Statements for such year-end; in each case setting forth in comparative form the figures for the previous fiscal year, all in reasonable detail, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing, which report and opinion shall be prepared in accordance with GAAP and shall not be subject to any qualifications or exceptions as to the scope of the audit nor to any qualifications and exceptions not reasonably acceptable to the Required Participants;

               (ii)  as soon as available, but in any event within forty-five
     (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Lessee, or, if the Lessee has been granted an extension by the Securities and Exchange Commission permitting the late filing by the Lessee of any quarterly report on form 10-Q, the earlier of (x) sixty (60) days after the end of each of the first three fiscal quarters of each fiscal year of the Lessee or (y) the last day of any such extension, (A) a consolidated balance sheet of the Lessee and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income and cash flows for such fiscal quarter and for the portion of the Lessee's fiscal year then ended, and (B) in respect of any period (or partial period) prior to the Maxtor Merger Effective Time, DSS Combined Financial Statements for such quarter end; in each case setting forth in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Lessee as fairly presenting the financial condition, results of operations and cash flows of the Lessee and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; and

               (iii) Reports required to be delivered pursuant to clauses (i)
                                                                  -----------
     and (ii) of this Section 10.1(a) shall be deemed to have been delivered on
     --------------------------------
     the date on which the Lessee posts such reports on the Lessee's website on the Internet at the website address listed on Schedule III hereof or when
                                                   ------------
     such report is posted on the Securities and Exchange Commission's website at www.sec.gov.; provided that (A) the Lessee shall
                      --------

                                     [2]-1
     deliver paper copies of the reports referred to in such clauses (i) and
     (ii) of this Section 10.1(a) to the Agent or any Participant who requests the Lessee to deliver such paper copies until written request to cease delivering paper copies is given by the Agent or such Participant, (B) the Lessee shall notify the Agent and the Participants of the posting of any such new material, and (C) in every instance the Lessee shall provide paper copies of the Compliance Certificates required by clause (i) of Section
                                                       ---------------------
     10.1(b) to the Agent and each Participant. Except for the Compliance
     -------
     Certificates referred to in such clause (i) of Section 10.1(b), the Agent
                                      -----------------------------
     shall have no obligation to request the delivery or to maintain copies of the reports referred to in clauses (i) and (ii) of this Section 10.1(a),
                                --------------------------------------------
     and in any event shall have no responsibility to monitor compliance by the Lessee with any such request for delivery, and each Participant shall be solely responsible for requesting delivery to it or maintaining its copies of such reports.

          (b)  Certificates, Notices and Other Information.  Deliver to the
               -------------------------------------------
Agent and each Participant, in form and detail satisfactory to the Agent and the Required Participants:

               (i) concurrently with the delivery of the financial statements referred to in clauses (i) and (ii) of Section 10.1(a), a duly completed
                    ---------------------------------------
     Compliance Certificate signed by a Responsible Officer of the Lessee;

               (ii) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Lessee, and copies of all annual, regular, periodic and special reports and registration statements which the Lessee may file or be required to file with the Securities and Exchange Commission under Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and not otherwise required to be delivered to the Agent pursuant hereto;

               (iii) promptly after the occurrence thereof, notice of any Default or Event of Default;

               (iv) notice of any change in accounting policies or financial reporting practices by the Lessee or any Subsidiary that is material to the Lessee or to the Lessee and its Subsidiaries on a consolidated basis;

               (v) promptly after the commencement thereof, notice of any litigation, investigation or proceeding affecting the Lessee where the reasonably expected damages to the Lessee exceed the Threshold Amount, or in which injunctive relief or similar relief is sought, which relief, if granted, has a Material Adverse Effect;

               (vi) promptly after the occurrence thereof, notice of any Reportable Event with respect to any Plan or the intent to terminate any Plan, or the institution of proceedings or the taking or expected taking of any other action to terminate any Plan or withdraw from any Plan;

               (vii) promptly after the occurrence thereof, notice of any Material Adverse Effect;

                                     [2]-2

               (viii) promptly after the occurrence thereof, notice of (i) any material amendment of or supplement to, or the occurrence of any material breach under, any of the Maxtor Merger Documents or the Snap Spin-Off Documents, and (ii) the consummation of each step in the Snap Spin-Off; and

               (ix) promptly, such other data and information as from time to time may be reasonably requested by the Agent, or, through the Agent or any Participant. Notwithstanding any provision of this Participation Agreement to the contrary, so long as no Default or Event of Default shall have occurred and be continuing, neither the Lessee nor any of its Subsidiaries shall be required to disclose, permit the inspection, examination, photocopying or making extracts of, or discuss, any document, information or other matter that (A) constitutes non-financial trade secrets or non-financial proprietary information, or (B) the disclosure of which to any Participant, or their designated representative, is then prohibited by law or any agreement binding on the Lessee or any of its Subsidiaries that was not entered into by the Lessee or any such Subsidiary for the purpose of concealing information from the Participants.

          Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Lessee setting forth details of the occurrence referred to therein and stating what action the Lessee has taken and proposes to take with respect thereto.

          (c)  Payment of Taxes.  Pay and discharge when due all material taxes,
               ----------------
assessments, and governmental charges, except for any such tax, assessment, charge, or levy which is an Ordinary Course Lien under subsection (b) of the
                                                       --------------
definition of such term and except as otherwise provided in Section 13 hereof or
                                                            ----------
Article XIII of the Lease.
------------

          (d)  Preservation of Existence.  Preserve and maintain its existence,
               -------------------------
licenses, permits, rights, franchises and privileges necessary or desirable in the normal conduct of its business, except (i) as permitted by Section 10.2(c),
                                                               ---------------
or (ii) where failure to do so does not have a Material Adverse Effect.

          (e)  Maintenance of Properties.  Maintain, preserve and protect all of
               -------------------------
its material properties and equipment necessary in the operation of its business in good order and condition, subject to wear and tear in the ordinary course of business, and not permit any waste of its properties, except where failure to do so would not reasonably be expected to have a Material Adverse Effect.

          (f)  Maintenance of Insurance.  Maintain liability and casualty
               ------------------------
insurance with responsible insurance companies satisfactory to the Agent in such amounts and against such risks as is customary for similarly situated businesses.

          (g)  Compliance with Requirements of Law.  (i) Comply with all
               -----------------------------------
Requirements of Law, noncompliance with which has a Material Adverse Effect; and
(ii) conduct its operations and keep and maintain its property in material compliance with all Environmental Laws.

          (h)  Inspection Rights.  At any time during regular business hours and
               -----------------
as often as reasonably requested upon reasonable notice, permit the Agent or any Participant, or any employee, agent or representative thereof, to examine, audit and make copies and abstracts from

                                     [2]-3
the Lessee's records and books of account and to visit and inspect its properties and to discuss its affairs, finances and accounts with any of its officers and key employees, and, upon request, furnish promptly to the Agent or any Participant true copies of all financial information and internal management reports made available to their senior management.

          (i) Keeping of Records and Books of Account.  Keep adequate records
              ---------------------------------------
and books of account reflecting all financial transactions in conformity with GAAP, consistently applied, and in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Lessee or any applicable Subsidiary.

          (j) Compliance with ERISA.  Cause, and cause each of its ERISA
              ---------------------
Affiliates to: (i) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (ii) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (iii) make all required contributions to any Plan subject to Section 412 of the Code.

          (k) Compliance with Agreements.  Promptly and fully comply with all
              --------------------------
Contractual Obligations to which any one or more of them is a party, except for any such Contractual Obligations (i) the nonperformance of which would not cause a Default or Event of Default, (ii) then being contested by any of them in good faith by appropriate proceedings, or (iii) if the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

                                     [2]-4

                                 ATTACHMENT 3
                                 ------------

                               New Section 10.2
                               ----------------

     SECTION 10.2    Negative Covenants of the Lessee.  So long as this
                     --------------------------------
Participation Agreement is in effect, the Lessee shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

          (a)  Indebtedness.  Create, incur, assume or suffer to exist any
               ------------
Indebtedness, except for the following ("Permitted Indebtedness"):
              ------                     ----------------------

               (i)    The obligations of the Lessee under the Operative
     Documents;

               (ii)   Indebtedness outstanding on the date hereof and listed on

     Schedule 10.2 and any refinancings, refundings, renewals or extensions
     -------------
     thereof, provided that the amount of such Indebtedness is not increased at
              --------
     the time of such refinancing, refunding, renewal or extension except by an amount equal to the premium or other amount paid, and fees and expenses incurred, in connection with such refinancing and by an amount equal to any utilized commitments thereunder;

               (iii)  Ordinary Course Indebtedness;

               (iv) Indebtedness of the Lessee under the Convertible Subordinated Debentures;

               (v) Indebtedness of the Lessee and its Subsidiaries under loans and Capital Leases incurred by the Lessee or any of its Subsidiaries to finance the acquisition by such Person of real property, improvements, fixtures, equipment or other fixed assets (together with attachments, ascensions, additions, "soft costs" and proceeds thereof), provided that in each case, (A) such Indebtedness is incurred by such Person at the time of, or not later than six (6) months after, the acquisition by such Person of the property so financed, and (B) such Indebtedness does not exceed the purchase price of the property so financed;

               (vi) Indebtedness of the Lessee and any of its Subsidiaries under Synthetic Lease Obligations incurred by such Person;

               (vii) Indebtedness of the Lessee and its Subsidiaries under initial or successive refinancings, refundings, renewals or extensions of any Indebtedness permitted by clauses (v) and (vi) above, provided that the
                                   --------------------        --------
     amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to the premium or other amount paid, and fees and expenses incurred, in connection with such refinancing;

               (viii) Indebtedness of the Lessee and its Subsidiaries in respect of any Permitted Receivables Facility;

               (ix) Indebtedness of the Lessee to any of the Lessee's Subsidiaries, Indebtedness of any of the Lessee's Subsidiaries (other than Snap Appliances, except as

                                     [3]-1
     permitted pursuant to Section 10.02(e)(ix)) to the Lessee or Indebtedness
                           ---------------------
     of any of the Lessee's Subsidiaries (other than Snap Appliances, except as permitted pursuant to Section 10.02(e)(ix)) to any of the Lessee's other
                           ---------------------
     Subsidiaries;

               (x) Subordinated Indebtedness of the Lessee to any Person, provided that (A) such Indebtedness contains subordination provisions no
     --------
     less favorable to the Agent and the Participants than those set forth in Exhibit R or as otherwise approved by the Required Participants and (B) the
     ---------
     aggregate principal amount of all Subordinated Debt of the Lessee outstanding (including the Convertible Subordinated Debentures) does not exceed $350,000,000 at any time;

               (xi) Indebtedness not exceeding, in the aggregate at any time, ten percent (10%) of the total consolidated assets of the Lessee and its Subsidiaries determined as of the end of the most recent fiscal quarter; provided that if such fiscal quarter end date is prior to the Maxtor Merger
     --------
     Effective Time, such Indebtedness shall not exceed 10% of the combined assets of DSS, based upon the most recent DSS Combined Financial Statements; and

               (xii) Indebtedness in the form of Guarantee Obligations set forth in the terms of the Maxtor Merger Agreement.

          (b)  Liens. Incur, assume or suffer to exist, any Lien upon any of its
               -----
property, assets or revenues, whether now owned or hereafter acquired, except for the following ("Permitted Liens"):
                    ---------------

               (i) Liens in favor of any of the Agent or any Participant securing the obligations of the Lessee under the Operative Documents;

               (ii)   Liens existing on the date hereof and listed on Schedule
                                                                      --------
     10.2 and any renewals or extensions thereof, provided that the property
     ----                                         --------
     covered thereby is not increased and any renewal or extension of the obligations secured or benefited thereby is permitted by Section 10.2(a);
                                                              ---------------

               (iii)  Ordinary Course Liens;

               (iv) Liens granted by a person securing Investments of such Person which constitute Permitted Investments under Section 10.2(e);
                                                         ---------------

               (v) Liens on cash or cash equivalents securing reimbursement obligations of the Lessee under letters of credit (other than any letters of credit issued under the Loan Documents) in an aggregate amount of all such cash and cash equivalents not to exceed $50,000,000;

               (vi) Liens in respect of accounts receivable and any related property that are the subject of a Permitted Receivables Facility;

               (vii) Liens on the property or assets of any corporation which becomes a Subsidiary of the Lessee after the date of this Participation Agreement, provided that
                --------

                                     [3]-2

     (A) such Liens exist at the time such corporation became a Subsidiary, and
     (B) such Liens were not created in contemplation of such acquisition by the Lessee;

               (viii) Rights of vendors or lessors under conditional sale agreements, Capital Leases or other title retention agreements, provided
                                                                     --------
     that in each case, (A) such rights secure or otherwise relate to Permitted Indebtedness, (B) such rights do not extend to any property other than property acquired with the proceeds of such Permitted Indebtedness (together with accessions, additions, replacements and proceeds thereof), and (z) such rights do not secure any Indebtedness other than Permitted Indebtedness;

               (ix) Liens securing Indebtedness and any related obligations of the Lessee or any of its Subsidiaries which constitutes Permitted Indebtedness under clause (vi) of Section 10.2(a) (or refinancings of such
                        ------------------------------
     Indebtedness under clause (vii) of Section 10.2(a)), provided that such
                        --------------------------------  --------
     Liens cover only those assets subject to Synthetic Lease Obligations (together with accessions, additions, replacements and proceeds thereof);

               (x) Liens incurred in connection with leases, subleases, licenses and sublicenses granted to Persons not interfering in any material respect with the business of the Lessee and its Subsidiaries and any interest or title of a lessee or licensee under any such leases, subleases, licenses or sublicenses;

               (xi) Liens in favor of the Lenders in connection with the letter of credit cash collateral account established in accordance with the Loan Documents; and

               (xii) Liens not otherwise permitted hereunder on the property or assets of the Lessee and any of its Subsidiaries securing (A) borrowed money Indebtedness of the Person granting such Lien, (B) all obligations of the Lessee arising other than in connection with any securitization which are evidenced by bonds, debentures, notes or other similar instruments, or
     (C) Indebtedness consisting of letter of credit reimbursement obligations, provided that, in each case, (x) the aggregate principal amount of all
     --------
     Indebtedness secured by such Liens does not exceed at any time ten percent (10%) of the total assets of the Lessee and its Subsidiaries determined as of the end of the fiscal quarter immediately preceding the date of determination (provided that if such fiscal quarter end date is prior to
                    --------
     the Maxtor Merger Effective Time, the aggregate principal amount of all Indebtedness secured by such Liens shall not exceed 10% of the combined assets of DSS, based upon the most recent DSS Combined Financial Statements) and (y) such Liens do not encumber current assets of the Lessee and its Subsidiaries in excess of $50,000,000.

          (c)  Fundamental Changes. Merge or consolidate with or into any Person
               -------------------
or liquidate, wind-up or dissolve itself, or permit or suffer any liquidation or dissolution or sell all or substantially all of its assets, except that:
                                                            ------

               (i)     any Subsidiary may merge with (A) the Lessee, provided
                                                                     --------
     that the Lessee shall be the continuing or surviving corporation, (B) any one or more Subsidiaries, and (C) any joint venture, partnership or other Person, so long as such joint venture, partnership and other Person will, as a result of making such merger and all other contemporaneous related transactions, become a Subsidiary;

                                     [3]-3

               (ii) any Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Lessee or to another Subsidiary;

               (iii)   the Lessee may merge with any other corporation, provided
                                                                        --------
     that (A) the Lessee is the surviving corporation, and (B) immediately after giving effect to such merger, no Default or Event of Default shall have occurred and be continuing;

               (iv) any Subsidiary may merge or consolidate with or into any other Person or sell all or substantially all of its assets to the extent such transaction is a Disposition otherwise permitted under Section 10.2(d)
                                                                 ---------------
     or an Investment otherwise permitted under Section 10.2(e) and immediately
                                                ---------------
     after giving effect to such merger or consolidation, no Default or Event of Default shall have occurred and be continuing; and

               (v) Spinco may merge with Maxtor pursuant to and as set forth in Section 2.2 of the Maxtor Merger Agreement.

          (d)  Dispositions.  Make any Dispositions, except:
               ------------

               (i)     Ordinary Course Dispositions;

               (ii)    Dispositions permitted by Section 10.2(c);
                                                 ---------------

               (iii) Dispositions which constitute the making of or liquidation of Permitted Investments;

               (iv) Dispositions to Snap Appliances of assets and liabilities of the Lessee related to the Snap Business pursuant to the Snap Spin-Off Documents that are permitted pursuant to Section 10.2(e);
                                              ---------------
               (v)     Disposition of Snap Appliances stock permitted by Section
                                                                         -------
     10.2(f)(vi);
     -----------

               (vi) Dispositions not otherwise permitted hereunder not exceeding twenty percent (20%) of Consolidated Tangible Net Worth for the four fiscal quarter period ending as of the end of the fiscal quarter immediately preceding the date of determination, other than Dispositions by the Lessee or any Subsidiary to Snap Appliances or relating to stock of Snap Appliances;

               (vii) Dispositions of accounts receivables and any related property that are the subject of a Permitted Receivables Facility by the Lessee and its Subsidiaries; and

               (viii) Dispositions of the HDD Business pursuant to the Maxtor Merger Documents and ancillary documents executed contemporaneously therewith.

          (e)  Investments.  Make any Investments, except for the following
               -----------
("Permitted Investments"):

               (i)     Investments existing on March 31, 2000;

               (ii)    Ordinary Course Investments;

                                     [3]-4

               (iii)   Investments permitted by Section 10.2(a) or Section
                                                ---------------    -------
     10.2(c);
     -------

               (iv) Investments arising from rights received by the Lessee and its Subsidiaries upon the required payment of any permitted contingent obligations of the Lessee and its Subsidiaries;

               (v) Investments in the nature of Acquisitions, provided that the aggregate amount of such Acquisitions in any period of four consecutive fiscal quarters does not exceed twenty percent (20%) of Consolidated Tangible Net Worth as determined as of the fiscal quarter immediately preceding the date of determination;

               (vi) Investments of the Lessee and its Subsidiaries in Swap Contracts, provided that all such arrangements are entered into in connection with bona fide hedging operations and not for speculation;

               (vii) Investments by Quantum Technology Ventures (or any other Subsidiary of the Lessee with the primary purpose of making venture investments) and other Investments which the Lessee's Board of Directors determines to be strategic for the Lessee in an aggregate cost basis, at any time invested for all such entities and investments together, not to exceed the sum of (A) $150,000,000 and (B) the aggregate gain or loss on such Investments previously made under this clause (vii);
                                                 ------------

               (viii)  Investments not otherwise permitted hereunder, provided
                                                                      --------
     that the aggregate amount of such other Investments made after March 31, 2000 (less any return on any such Investments) does not exceed twenty percent (20%) of Consolidated Tangible Net Worth as determined as of the fiscal quarter immediately preceding the date of determination; and

               (ix) Investments in Snap Appliances from and after the First Amendment Effective Date but prior to the consummation of the Snap Spin-Off in an aggregate amount not exceeding $100,000,000.

          (f)  Restricted Payments.  Make any Restricted Payments, except as
               -------------------                                 ------
follows:

               (i) (a) the Lessee may pay dividends or other distributions payable solely in shares of capital stock of the Lessee and (b) any Subsidiary of the Lessee may make Restricted Payments to (A) the Lessee or
     (B) any other Subsidiary of the Lessee (other than Snap Appliances, except that any Subsidiary of Snap Appliances may make Restricted Payments to Snap Appliances);

               (ii) the Lessee may distribute rights pursuant to a shareholder rights plan or redeem such rights, provided that such
                                                    --------
     redemption is in accordance with the terms of such shareholder rights plan;

               (iii) the Lessee may make Restricted Payments in connection with or pursuant to any of its Employee Benefits Plans or in connection with the employment, termination or compensation of its employees, officers or directors;

                                     [3]-5

               (iv) the Lessee may make Restricted Payments with the Net Security Proceeds received from a substantially concurrent issuance of Equity Securities or capital stock or with its Equity Securities or capital stock or the Lessee may convert any Equity Securities in accordance with their terms into other Equity Securities;

               (v) the Lessee may purchase Equity Securities pursuant to one or more stock repurchase programs, provided that (A) no Default or Event of
                                        --------
     Default shall have occurred and be continuing, and (B) after giving effect to any such repurchases the Lessee shall be in compliance with Section
                                                                    -------
     10.2(e);
     -------

               (vi) the Lessee may, on or before the date twelve months subsequent to the First Amendment Effective Date, dividend or distribute to its shareholders all or substantially all stock of Snap Appliances held by it pursuant to the Snap Spin-Off, provided there exists no Default or Exist of Default; and

               (vii) the Lessee may declare or pay any dividends in respect of its Equity Securities or purchase or redeem shares of its Equity Securities or make distributions to shareholders not otherwise permitted hereunder, provided that the aggregate amount paid or distributed in any period of
     --------
     four consecutive quarters (excluding any amounts covered by clause (ii)
                                                                 -----------
     above) does not exceed five percent (5%) of Consolidated Tangible Net Worth as determined as of the fiscal quarter immediately preceding the date of determination.

          (g)  ERISA.  At any time engage in a transaction which could be
               -----
subject to Sections 4069 or 4212(c) of ERISA, or permit any Pension Plan to (i) engage in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code); (ii) fail to comply with ERISA or any other applicable Requirements of Law; or (iii) incur any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), which, with respect to each event listed above, has a Material Adverse Effect.

          (h)  Change in Nature of Business.  Engage, either directly or
               ----------------------------
indirectly through Affiliates, in any line of business other than the digital storage business, any other business incidental or reasonably related thereto, or any businesses that are, as determined by the Board of Directors of the Lessee, appropriate extensions thereof.

          (i)  Transactions with Affiliates.  Enter into any transaction of any
               ----------------------------
kind with any Affiliate (other than transactions among the Lessee or any of its Subsidiaries and any Subsidiary) of the Lessee other than arm's-length transactions with Affiliates that are otherwise permitted hereunder.

          (j)  Certain Indebtedness Payments, Etc.  Pay, prepay, redeem,
               -----------------------------------
purchase, defease or otherwise satisfy in any manner prior to the scheduled payment thereof any Subordinated Debt except as otherwise permitted under this
Section 10.2(j); amend, modify or otherwise change the terms of any document,
---------------
instrument or agreement evidencing Subordinated Debt such that such amendment, modification or change would (i) cause the outstanding aggregate principal amount of all such Subordinated Debt so amended, modified or changed to be increased as a consequence of such amendment, modification or change, (ii) cause the subordination provisions applicable to such Subordinated Debt to be less favorable to the Agent and the Participants than those set forth on Exhibit R,
                                                                    ---------
(iii) increase the interest rate applicable

                                     [3]-6
thereto, or (iv) accelerate the scheduled payment thereof, except that, subject to the other terms and provisions hereof, the Lessee may (A)(1) call for redemption of the entire outstanding amount of the Convertible Subordinated Debentures and, (2) to the extent such Convertible Subordinated Debentures are not converted prior to the redemption date, redeem up to thirty percent (30%) of any such outstanding Convertible Subordinated Debentures less the amount of Subordinated Debt purchased by the Lessee pursuant to clause (B)(2) of this
                                                      ---------------------
Section 10.2(j), provided that (x) no Default or Event of Default has occurred
---------------
and is continuing or would result from such call for redemption or redemption and (y) the closing price of a share of common stock of the Lessee shall have exceeded one hundred twenty percent (120%) of the then applicable conversion price for twenty (20) trading days within a period of thirty (30) consecutive trading days ending within five (5) trading days prior to the notice of redemption. The Lessee shall not cause or permit any of its obligations, except the obligations constituting Senior Indebtedness, to constitute "Designated Senior Indebtedness" under the Indenture governing the Convertible Subordinated Debentures (it being understood that the obligations of the Lessee under the Operative Documents shall at all times constitute "Designated Senior Indebtedness") or, subject to the other terms and provisions of this Section
                                                                     -------
10.2(j), the Lessee may (B)(1) pay, prepay, redeem, purchase, defease or
-------
otherwise satisfy in any manner any Subordinated Debt, with the Net Security Proceeds from the substantially contemporaneous issuance of Equity Securities by the Lessee or in exchange for Equity Securities of the Lessee; (2) otherwise purchase outstanding Subordinated Debt, provided that the aggregate value of all such Subordinated Debt repurchased, together with the amount of all redemptions undertaken pursuant to clause (A) of this Section 10.2(j), does not at any time
                       ----------------------------------
exceed thirty (30%) of the total amount of any Convertible Subordinated Debentures outstanding as of March 31, 2000. The Lessee may convert, or honor a conversion request with respect to, any such Subordinated Debt into Equity Securities of the Lessee in accordance with the terms of, and pay any cash to holders of such Subordinated Debt in connection with, such a conversion solely to the extent representing the value of any fractional shares.

          (k)  Financial Covenants.
               -------------------

               (i)     Consolidated Tangible Net Worth.  Permit Consolidated
                       -------------------------------
     Tangible Net Worth on the last day of any fiscal quarter (such date to be referred to herein as a "determination date"), commencing with the fiscal quarter ended March 31, 2000, to be less than the greater of: (A) seventy-five percent (75%) of Consolidated Tangible Net Worth as of March 31, 2000, or (B) the sum of (1) an amount equal to seventy-five percent (75%) of Consolidated Tangible Net Worth as of March 31, 2000; plus (2) an amount
                                                           ----
     equal to seventy-five percent (75%) of the sum of positive Consolidated Net Income (ignoring any quarterly losses and any charge for In-Process Research and Development described in clause (6) below) for each fiscal quarter after the quarter ended March 31, 2000, through and including the quarter ending on the determination date; plus (3) an amount equal to
                                               ----
     seventy-five (75%) of the Net Security Proceeds of all Equity Securities issued by the Lessee (excluding any issuance where the Net Security Proceeds to the Lessee therefor are less than $10,000,000) during the period commencing on March 31, 2000 and ending on the determination date; plus (4) an amount equal to seventy-five percent (75%) of the increase in
     ----
     shareholders' equity resulting, in accordance with GAAP, from any conversion of Convertible Subordinated Debentures into Equity Securities; minus (5) the lesser of (x) the aggregate amount paid by the to repurchase
     -----
     Equity Securities during the period commencing on March 31, 2000 and ending on the

                                     [3]-7
     determination date and (y) $200,000,000; minus (6) the lesser of (x) the
                                              -----
     aggregate amount of charges taken by the Lessee for In-Process Research & Development associated with Acquisitions during the period commencing on March 31, 2000 and ending on the determination date, and (y) $100,000,000, provided that any such charges were taken by the Lessee during the quarter
     --------
     in which any such Acquisition was completed; and minus (7) for any fiscal
                                                      -----
     quarter ending after the Snap Spin-Off is consummated, the lesser of (x) net book value of Snap Appliances as of the First Amendment Effective Date (as determined in accordance with GAAP and reflected on the Lessee's financial statements for the fiscal quarter ending March 30, 2001) and (y) $150,000,000.

               (ii)   Minimum Quick Ratio.  Permit the Quick Ratio determined as
                      -------------------
     of the last day of any fiscal quarter of the Lessee (commencing with the quarter ending March 31, 2000) to be less than 1.10:1.

               (iii)  Maximum Leverage Ratio.  Permit the Leverage Ratio,
                      ----------------------
     determined as of the last day of any fiscal quarter of the Lessee, commencing with the fiscal quarter ending March 31, 2000 (measured on a rolling four quarter basis for the four fiscal quarters then ended), to be greater than 2.00:1.

               (iv)   Minimum Profitability.  Suffer or permit there to exist,
                      ---------------------
     as of the last day of any fiscal quarter, for the four fiscal quarters ending on such date, commencing with the fiscal quarter ending March 31, 2000, (A) any two fiscal quarters in which the aggregate negative Consolidated Net Income for such fiscal quarters exceeds five percent (5%) of Consolidated Tangible Net Worth as of such date, or (B) cumulative Consolidated Net Income for such four-quarter period of less than $1.00. For purposes of calculating this covenant, charges for In-Process Research & Development associated with Acquisitions shall be excluded, provided that
     (x) any such charges for In-Process Research and Development are taken during the quarter in which any such Acquisitions are completed, and (y) to the extent that the aggregate amount of any such charges for In-Process Research and Development taken does not exceed $100,000,000 from and after the First Amendment Effective Date.

          (l)  No Impairment of Deposits.  Enter into or become bound by any
               -------------------------
agreement, instrument, indenture or other obligation which could directly or indirectly restrict, prohibit or require the consent of any Person to the making by the Lessee of any deposit of Cash Collateral or the realization thereon or utilization thereof (or of any earnings thereon or of any other Collateral) by the Lessor, the Agent or any of the Participants.

          (m)  Tax Losses.  Alone or together with one or more of its
               ----------
Subsidiaries or Affiliates incur a Tax Loss, the uninsured portion of which (individually, or together with all other prior Tax Losses) exceeds the Threshold Amount, where an "uninsured" Tax Loss means a Tax Loss which is not the subject of a bona fide insurance policy or contract with an insurer or syndicate of insurers of national repute or as to which such insurer or insurers have disputed or disclaimed contractual liability for such Tax Loss or otherwise breached the terms of such policy or contract.

                                     [3]-8

     (n)  Maxtor Merger and Snap Spin-Off Matters.
          ---------------------------------------

          (i) Without the consent of the Agent and the Required Participants, the Lessee shall not and shall not permit any of its Subsidiary Affiliates to:

               (A) amend or supplement the terms of any Maxtor Merger Document to which it is a party in a manner that could reasonably be expected to be materially adverse to the Lessor or any Participant,

               (B) agree to transfer any asset or assume any liability pursuant to Section 1.1(d) of the HDD General Assignment Agreement,

               (C) agree to transfer any asset or assume any liability pursuant to an Ancillary Agreement (as defined in Section 2.1(h) of the HDD Separation Agreement),

               (D) agree that any asset is an HDD Asset pursuant to Section 1.2(l) of the HDD General Assignment Agreement,

               (E) agree that any liability is an Excluded HDD Liability pursuant to Section 1.5(f) of the HDD General Assignment Agreement (other than those set forth on Schedule 1.5 thereto) or

               (F) otherwise agree to transfer assets to or assume liabilities of Maxtor or Spinco in a manner not set forth in the Maxtor Merger Documents; provided that the Lessee may, and may permit any of its
                --------
     Subsidiaries or Affiliates to, take any of the actions described in clauses
     (B) through (F) above if after giving effect to the same, in the aggregate (and assuming that any of the same consisting of contingent or off-balance sheet liabilities are incurred and accounted for in an amount equal to that which could reasonably be expected to be paid by the Lessee or its Subsidiary or Affiliate in connection therewith), the Lessee will remain in compliance with the covenants set forth in Section 10.2(k).
                                                ---------------

               (ii) Without the consent of the Agent and the Required Participants, the Lessee shall not and shall not permit any of its Subsidiaries or Affiliates to:

                    (A) amend or supplement the terms of any Snap Spin-Off Document to which it is a party in a manner that could reasonably be expected to be materially adverse to the Lessor or any Participant,

                    (B) agree to transfer any asset or assume any liability pursuant to Section 1.1(d) or 1.4(b) of the Snap General Assignment Agreement,

                    (C) agree to transfer any asset or assume any liability pursuant to an Ancillary Agreement (as defined in Section 2.1(h) of the Snap General Assignment Agreement),

                    (D)  agree that any asset is an Snap Asset pursuant to
     Section 1.2(a)(iv) of the Snap General Assignment Agreement,

                                     [3]-9

                    (E) agree to assume any liability pursuant to Section 2.1 of the Snap Employment Matters Agreement or

                    (F) otherwise agree to transfer Snap assets to or assume liabilities of Snap Appliances in a manner not set forth in the Snap Spin-Off Documents; provided that the Lessee may, and may permit any of its Subsidiaries or Affiliates to, take any of the actions described in clauses
     (B) through (F) above after giving effect to the same, in the aggregate (and assuming that any of the same consisting of contingent or off-balance sheet liabilities are incurred and accounted for in an amount equal to that which could reasonably be expected to be paid by the Lessee or its Subsidiary or Affiliate in connection therewith), the Lessee will remain in compliance with the covenants set forth in Section 10.2(k).

          (o)  Appraisal.  On or prior to the date that is not later than thirty
               ---------
(30) days (or such later date as is acceptable to the Agent and the Lessor) after the Land Interest Acquisition Date, the Agent, the Lessor and the Participants shall have received an Appraisal of that portion of the Phase I project on the Land Interest described in the Preliminary Letter of Value delivered pursuant to Section 6.1(d), which Appraisal shall (i) show that the Fair Market Sales Value of the Land Interest with respect to such Property as of the projected Completion Date shall not exceed twenty-five (25%) of the Fair Market Sales Value of such Land Interest and the Improvements to be constructed thereon in accordance with the Plans and Specifications for Property, and (ii) show as of the projected Completion Date the Fair Market Sales Value of such Land Interest and the Improvements to be constructed thereon in accordance with the Plans and Specifications, and (iii) meet the other applicable requirements set forth in the definition of the term "Appraisal" contained in Appendix 1.

                                    [3]-10

                                 ATTACHMENT 4
                                 ------------

                               New Schedule 8.3
                               ----------------

                                  LITIGATION

     On August 7, 1998, the Lessee was named as one of several defendants in a patent infringement lawsuit filed in the U.S. District Court for the Northern District of Illinois, Eastern Division. The plaintiff, Papst Licensing GmbH ("Papst"), owns at least 26 U.S. patents, which it asserts that the Lessee has infringed. In October 1999 the case was transferred to a federal district court in New Orleans, Louisiana, where it has been joined with suits involving Maxtor Corporation and Minebea Company, Ltd. for the purposes of coordinated discovery under multi-district litigation rules. IBM has recently been sued by Papst and has been added to the multi-district proceedings. The final results of this litigation, as with any litigation, are uncertain. In addition, the costs of engaging in litigation with Papst will be substantial.

     The Lessee is also subject to other legal proceedings and claims that arise in the ordinary course of its business. For example, in fiscal year 2000, Discovision Associates brought patents they hold to the Lessee's attention. While management currently believes the amount of ultimate liability, if any, with respect to these actions will not materially affect the financial position, results of operations, or liquidity of the Lessee, the ultimate outcome of any litigation is uncertain. Were an unfavorable outcome to occur, the impact could be material to the Lessee.

                                     [4]-1

                                 ATTACHMENT 5
                                 ------------

                              Revised Appendix 1
                              ------------------

                                  APPENDIX 1
                                       to
               Amended and Restated Participation Agreement and
Amended and Restated Master Lease, each as amended and each dated as of July 12,
                                     2000,
          and Construction Deed of Trust amended as of July 12, 2000

                 (Specialty Storage Product Group Facilities)

                        DEFINITIONS AND INTERPRETATION

     A.   Interpretation.  In each Operative Document, unless a clear contrary
          --------------
intention appears:

          (i)    the singular number includes the plural number and vice versa;

          (ii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Operative Documents, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually ;

          (iii)  reference to any gender includes each other gender;

          (iv) reference to any agreement (including any Operative Document), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Operative
     Documents and reference to any promissory note includes   any promissory
     note which is an extension or renewal thereof or a substitute or replacement therefor;

          (v) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

          (vi) reference in any Operative Document to any Article, Section, Appendix, Schedule, or Exhibit means such Article or Section thereof or Appendix, Schedule or Exhibit thereto;

          (vii) "hereunder", "hereof", "hereto" and words of similar import shall be deemed references to an Operative Document as a whole and not to any particular Article, Section or other provision thereof;

                                     [5]-1

          (viii) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term;

          (ix)    "or" is not exclusive; and

          (x) relative to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding".

     B.   Accounting Terms.  In each Operative Document, unless expressly
          ----------------
otherwise provided, accounting terms shall be construed and interpreted, and accounting determinations and computations shall be made, in accordance with GAAP.

     C.   Conflict in Operative Documents.  If there is any conflict between any
          -------------------------------
Operative Documents, such Operative Document shall be interpreted and construed, if possible, so as to avoid or minimize such conflict but, to the extent (and only to the extent) of such conflict, the Lease shall prevail and control.

     D.   Legal Representation of the Parties.  The Operative Documents were
          -----------------------------------
negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring the Operative Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

     E.   Defined Terms.  Unless a clear contrary intention appears, terms
          -------------
defined herein have the respective indicated meanings when used in each Operative Document.

     "Account" is defined in Section 3.11 of the Participation Agreement and in
      -------                -------------------------------------------
Section 1 of the Cash Collateral Agreement.
------------------------------------------

     "Acquisitions" means any transaction or series of related transactions for
      ------------
the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any line of business or any division of a Person, (b) the acquisition of in excess of fifty percent (50%) of the capital stock, partnership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary).

     "Acquisition Request" is defined in Section 3.3 of the Participation
      -------------------                --------------------------------
Agreement.
---------

     "Adjusted Percentage" is defined in Section 11.6 of the Participation
      -------------------                ---------------------------------
Agreement.
---------

     "Administrative Fee" is defined in Section 4.1 of the Participation
      ------------------                --------------------------------
Agreement.
---------

     "Advance" means an advance of funds by the Lessor pursuant to Section 3 of
      -------                                                      ------------
the Participation Agreement which will be used to pay Land Interest Acquisition
---------------------------
Costs or Property Improvements Costs.

     "Affiliate" means any Person directly or indirectly controlling, controlled
      ---------
by, or under direct or indirect common control with, another Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power (a) to vote ten percent (10%) or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or (b) to direct or cause

                                     [5]-2
the direction of the management and policies of such Person whether by contract or otherwise; provided that Persons, other than Subsidiaries, in which
                       --------
Quantum Technology Ventures holds Equity Securities shall not be "Affiliates" for purposes of this definition.

     "After Tax Basis" means, with respect to any payment to be received, the
      ---------------
amount of such payment increased so that, after deduction of the amount of all taxes required to be paid by the recipient calculated at the then maximum marginal federal and state income tax rates generally applicable to Persons of the same type as the recipient (less any tax savings realized as a result of the payment of the indemnified amount) with respect to the receipt by the recipient of such amounts, such increased payment (as so reduced) is equal to the payment otherwise required to be made.

     "Agent" means The Bank of Nova Scotia, as successor in interest to the
      -----
Original Agent in its capacity as agent for the Participants pursuant to the Participation Agreement, or any successor or additional agent appointed in accordance with the terms of the Participation Agreement.

     "Agent Financing Statements" means UCC financing statements appropriately
      --------------------------
completed and executed for filing in the applicable jurisdiction in order to perfect a security interest in favor of the Agent for the ratable benefit of the Participants in the Equipment located on the Property or in any Improvements on the Property.

     "Alternate Base Rate" means, for any period, an interest rate per annum
      -------------------
equal to the lower of (i) the Prime Rate or (ii) the Federal Funds Effective Rate most recently determined by the Agent plus one-half percent (0.50%). If either of the aforesaid rates or equivalent changes from time to time after the date of the Participation Agreement, the Alternate Base Rate shall be automatically increased or decreased, if appropriate and as the case may be, without notice to the Lessee or the Lessor, as of the effective time of each change.

     "Alternate Basic Rate Advance" means an Advance bearing interest or Yield
      ----------------------------
determined with reference to the Alternate Base Rate as provided in the Participation Agreement.

     "Applicable Law" means all existing and future applicable laws, rules,
      --------------
regulations (including Environmental Laws), statutes, treaties, codes, ordinances, permits, certificates, covenants, restrictions, requirements, orders and licenses of and interpretations by, any Governmental Authorities, and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment (including, without limitation, wetlands) and those pertaining to the construction, use or occupancy of the Property) and any restrictive covenant or deed restriction or easement affecting the Property.

     "Applicable Margin" means at any time with respect to any Advance, either
      -----------------
(i) at any time amounts are deposited in an Account subject to the Cash Collateral Agreement, and with respect to that portion of the Advances represented by such Collateral, one-quarter percent (0.25%) per annum margin with respect to Tranche A Participation Interests and Tranche B Participation Interests therein and one and one-quarter percent (1.25%) per annum margin with respect to Tranche C Participation Interests therein, or (ii) at any other time, the per annum

                                     [5]-3
margin which is determined pursuant to the Pricing Grid, and, in each case, added to the Eurodollar Rate or Alternative Base Rate applicable to such Advance.

     "Appraisal" means, with respect to the Property, an appraisal, prepared by
      ---------
a reputable appraiser approved by the Lessor, the Agent and the Required Participants, which in the judgment of counsel to the Lessor, the Agent and the Required Participants, complies with all of the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, the rules and regulations adopted pursuant thereto, and all other applicable Requirements of Law, which appraisal will (i) appraise the Fair Market Sales Value of the Property as built in accordance with the Plans and Specifications; on the fifth anniversary of the Effective Date; as of the commencement of the Renewal Term, if any; and at the end of the Renewal Term, if any; and (ii) contain an estimate of the useful life of the Improvements as of each such date, all in a form satisfactory to the Lessor, the Agent and the Required Participants.

     "Appurtenant Rights" means (i) all agreements, easements, rights of way or
      ------------------
use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments and other rights and benefits at any time belonging or pertaining to any Land Interest or the Improvements, including, without limitation, the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to any Land Interest and (ii) all permits, licenses and rights, whether or not of record, appurtenant to any Land Interest.

     "Asset Termination Value" means, as of any date of determination, an amount
      -----------------------
equal to (i) the sum of (A) the outstanding Advances, (B) all accrued and unpaid interest on the Advances, and (C) all other amounts owing by the Lessee under the Operative Documents, less (ii) the sum of all payments received by the Lessor, the Agent or the Participants on account of payments to reduce Asset Termination Value, including reductions resulting from payments by the Lessor, the Lessee or the Guarantor and/or any payment of the Partial Purchase Option Price upon the exercise of a Partial Purchase Option and/or the proceeds from the sale of the Property and/or amounts realized from the Collateral pursuant to the Cash Collateral Agreement.

     "Assignment and Acceptance" is defined in Section 12.1(b) of the
      -------------------------                ----------------------
Participation Agreement.
-----------------------

     "Assignment of Construction Documents" means the Assignment of Construction
      ------------------------------------
Documents, dated as of the Effective Date, in the form attached as Exhibit A to
                                                                   ------------
the Construction Agency Agreement, as the rights of the Original Lessor
---------------------------------
thereunder have been further assigned to the Lessor as of July  12, 2000.

     "Assignment of Lease" means the Assignment of Lease, dated as of the
      -------------------
Effective Date, from the Original Lessor to the Original Agent for the benefit of the Participants, and consented to by the Lessee pursuant to that certain Lessee's Consent, dated as of the Effective Date (the "Consent to Assignment") by the Lessee, as obligor, in favor of the Agent for the benefit of the Participants, in each case in the respective forms set forth in Exhibit L to the
                                                                ----------------
Participation Agreement, as the respective rights and obligations of the
-----------------------
Original Lessor and the Original Agent thereunder have been further assigned to the Lessor and the Agent as of July 12, 2000.

     "Assignment of Purchase Agreement" means the Assignment of Certain Rights
      --------------------------------
under Purchase and Sale Agreement, dated as of the Land Interest Acquisition Date, by and among the Lessee, as assignor, the Original Lessor, as assignee and the Existing Owner, as seller, as the

                                     [5]-4
rights of the Original Lessor thereunder have been further assigned to the Lessor as of July 12, 2000.

     "Available Commitments" means as to any Participant at any time, an amount
      ---------------------
equal to the excess, if any, of (a) the amount of such Participant's Commitment over (b) the aggregate amount of its Participation Interest in all Advances made by the Lessor then outstanding.

     "Bankruptcy Code" means Title 11 of the United States Code entitled
      ---------------
"Bankruptcy," as now or hereafter in effect.

     "Basic Rent" means the sum of (i) that portion of the Property Improvements
      ----------
Costs due on any Payment Date, if any, as set forth on Schedule 1 to the Lease
                                                       -----------------------
and (ii) the interest or Yield on Advances due on any Payment Date as set forth in Section 3.8 of the Participation Agreement.
   ------------------------------------------

     "Benefit Arrangement" means at any time an employee benefit plan within the
      -------------------
meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

     "Board" means the Board of Governors of the Federal Reserve System of the
      -----
United States (or any successor).

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday
      ------------
which is not a day on which banks in Albany, New York, New York, New York, San Francisco, California or (if interest is being determined by reference to the Eurodollar Rate) London, England, are generally authorized or obligated, by law or executive order, to close.

     "Capital Leases" means any and all leases under which certain obligations
      --------------
are required to be capitalized on the books of a lessee in accordance with GAAP.

     "Cash Collateral" is defined in Section 1 of the Cash Collateral Agreement.
      ---------------                ------------------------------------------

     "Cash Collateral Agreement" means the Cash Collateral Agreement dated as of
      -------------------------
the Effective Date among the Lessee, the Original Lessor, the Original Agent and the Participants, in the form of Exhibit S to the Participation Agreement, as
                                 ----------------------------------------
the respective rights and obligations of the Original Lessor and the Original Agent thereunder have been assigned to the Lessor and the Agent as of July 12, 2000.

     "Casualty" means any damage or destruction of all or any portion of the
      --------
Property as a result of a fire or other casualty.

     "CERCLA" means the Comprehensive Environmental Response, Compensation, and
      ------
Liability Act of 1980, 42 U.S.C. (S)(S) 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986.

     "Certifying Party" is defined in Section 26.1 of the Lease.
      ----------------                -------------------------

     "Change of Control" means with respect to the Lessee, the occurrence of any
      -----------------
of the following events: (a) any person or group of persons (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, but excluding any employee benefit plan of the Lessee or its Subsidiaries, or any person or entity acting in its capacity as trustee,

                                     [5]-5
agent or other fiduciary or administrator of any such plan) shall become the "beneficial owner" (within the meaning of Rules 13d-3 and 13d-5 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, except that such a person or group shall be deemed to have "beneficial ownership" of all securities that such person or group has the right to acquire (such right, an "option right"), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of forty percent (40%) or more of the outstanding Equity Securities of the Lessee entitled to vote for members of the board of directors, or (B) during any period of twelve (12) consecutive months, a majority of the members of the board of directors of the Lessee cease to be composed of individuals (i) who were members of that board on the first day of such period, (ii) whose election or nomination to that board was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or (iii) whose election or nomination to that board was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board.

     "Change of Law" is defined in Section 13.9 of the Participation Agreement.
      -------------                -------------------------------------------

     "Claims" means any and all obligations, liabilities, losses, actions,
      ------
suits, judgments, penalties, fines, claims, demands, settlements, costs and expenses (including, without limitation, reasonable legal fees and expenses) of any nature whatsoever, including, as they relate to issues involving any Environmental Law or Environmental Violation, those matters set forth in Section
                                                                         -------
13.3 of the Participation Agreement.
-----------------------------------

     "Closing Date" is defined in Section 2 of the Participation Agreement.
      ------------                ----------------------------------------

     "Code" means the Internal Revenue Code of 1986, as amended from time to
      ----
time, or any successor statute thereto.

     "Collateral" means the Collateral under the Cash Collateral Agreement.
      ----------

     "Commitment" means (i) as to any Participant, the obligation of such
      ----------
Participant to purchase a Participation Interest in Advances to be made by the Lessor under the Participation Agreement, in an aggregate amount at any one time outstanding not to exceed the amount set forth opposite such Participant's name on Schedule I to the Participation Agreement, as such amount may be reduced from
   -----------------------------------------
time to time in accordance with the provisions of the Participation Agreement, and (ii) as to the Lessor, the obligation of the Lessor to make Advances from amounts received from the Participants pursuant to the purchase of Participation Interests under the Participation Agreement.

     "Commitment Percentage" means, as to any Participant at any time, the
      ---------------------
percentage which such Participant's Commitment then constitutes of the aggregate Commitments of the Participants (or, at any time after the Commitments of the Participants shall have expired or terminated, the percentage which the aggregate amount of such Participant's Participation Interest then outstanding constitutes of the aggregate amount of the Participation Interests then outstanding).

     "Commitment Period" means the period from and including the Effective Date
      -----------------
to but not including the earlier of the Completion Date or the Outside Completion Date, or such earlier date on which the Commitments shall terminate as provided in the Operative Documents or such later

                                     [5]-6
date as may be provided for the Completion of construction in the Construction Agency Agreement due to the existence of a Force Majeure Event.

     "Completion" means such time as (i) the conditions set forth in Section 7
      ----------                                                     ---------
of the Participation Agreement are satisfied and (ii) the Improvements are ready
------------------------------
for occupancy.

     "Completion Date" means, with respect to the Property, the date on which
      ---------------
Completion of the Improvements on such Property has occurred.

     "Compliance Certificate" means a certificate substantially in the form of
      ----------------------
Exhibit Q, properly completed and signed by a Responsible Officer of the Lessee.
---------

     "Condemnation" means any condemnation, requisition, confiscation, seizure
      ------------
or other taking or sale of the use, access, occupancy, easement rights or title to the Property or any part thereof, wholly or partially (temporarily or permanently), by or on account of any actual or threatened eminent domain proceeding or other taking of action by any Person having the power of eminent domain, including an action by a Governmental Authority to change the grade of, or widen the streets adjacent to, the Property or alter the pedestrian or vehicular traffic flow to the Property so as to result in change in access to the Property, or by or on account of an eviction by paramount title or any transfer made in lieu of any such proceeding or action. A "Condemnation" shall be deemed to have occurred on the earliest of the dates that use, occupancy or title is taken.

     "Confidential Information" is defined in Section 15.13 of the Participation
      ------------------------                ----------------------------------
Agreement.
---------

     "Consent to Assignment" is defined in the definition of the term
      ---------------------
"Assignment of Lease".

     "Consent to Construction Agency Agreement Assignment" means the Consent
      ---------------------------------------------------
dated as of the Effective Date by the Lessee to the Construction Agency Agreement Assignment in the form attached to the Construction Agency Agreement Assignment.

     "Consolidated EBITDA" means, for any period, for the Lessee and its
      -------------------
Subsidiaries on a consolidated basis, an amount equal to the sum of (a) Consolidated Net Income, (b) Consolidated Interest Charges, (c) the amount of taxes, based on or measured by income, used or included in the determination of such Consolidated Net Income, (d) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, (e) the amount written off in connection with In-Process Research & Development related to the Meridian Acquisition in the second fiscal quarter of year 2000, (f) the charge taken in the fourth fiscal quarter of year 2000 in connection with DSS, and (g) the amount of any charges taken in connection with In-Process Research & Development associated with Acquisitions (other than any charge included in clause (e) above) provided that (i) any such charges are taken during the fiscal
                  --------
quarter in which the related Acquisition was completed, and (ii) for purposes of calculating In-Process Research & Development charges under this clause (g), the
                                                                 ----------
aggregate amount of any such charges does not exceed $100,000,000 from and after the First Amendment Effective Date; provided that; in respect of any period (or
                                    --------
partial period) prior to the Maxtor Merger Effective Time, "Consolidated EBITDA" shall be determined solely in respect of the DSS Business on a stand-alone basis, based upon the then-current DSS Combined Financial Statements.

                                     [5]-7

     "Consolidated Funded Indebtedness" means, as of any date of determination,
      --------------------------------
for the Lessee and its Subsidiaries on a consolidated basis, the sum of (a) the outstanding principal amount of all obligations and liabilities, whether current or long-term, for borrowed money (including obligations under the Loan Documents to the extent consisting of principal), (b) that portion of obligations with respect to Capital Leases that would in conformity with GAAP be capitalized on the consolidated balance sheet of the Lessee and its Subsidiaries, and (c) Synthetic Lease Obligations; provided that in respect of any date prior to the
                              --------
Maxtor Merger Effective Time, "Consolidated Funded Indebtedness" shall be determined solely in respect of the DSS Business on a stand-alone basis, based upon the then-current DSS Combined Financial Statements.

     "Consolidated Interest Charges" means, for any period, for the Lessee and
      -----------------------------
its Subsidiaries on a consolidated basis, the sum of (a) all interest, premium payments, fees, charges and related expenses payable by the Lessee and its Subsidiaries in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, (b) the portion of rent payable by the Lessee and its Subsidiaries with respect to such period under Capital Leases that is treated as interest in accordance with GAAP and (c) the portion of rent under any Synthetic Lease Obligation that would be treated as interest in accordance with GAAP if the Synthetic Lease Obligation were treated as a Capital Lease under GAAP; provided that in respect of any date prior to the
                               --------
Maxtor Merger Effective Time, "Consolidated Interest Charges" shall be determined solely in respect of the DSS Business on a stand-alone basis, based upon the then-current DSS Combined Financial Statements.

     "Consolidated Net Income" means, for any period, for the Lessee and its
      -----------------------
Subsidiaries on a consolidated basis, the net income of the Lessee and its Subsidiaries from continuing operations after extraordinary items for that period after excluding the Maxtor Merger Net Charge in the case of the period in which it is recorded; provided that in respect of any period (or partial period)
                      --------
prior to the Maxtor Merger Effective Time, "Consolidated Net Income" shall be determined solely in respect of the DSS Business on a stand-alone basis, based upon the then-current DSS Combined Financial Statements.

     "Consolidated Tangible Net Worth" means, as of any date of determination,
      -------------------------------
for the Lessee and its Subsidiaries on a consolidated basis, Shareholders' Equity of the Lessee and its Subsidiaries on that date minus the Intangible Assets of the Lessee and its Subsidiaries on that date provided that in respect
                                                       --------
of any date prior to the Maxtor Merger Effective Time, "Consolidated Tangible Net Worth" shall be determined solely in respect of the DSS Business on a stand-alone basis, based upon the then-current DSS Combined Financial Statements.

     "Construction Agency Agreement" means the Construction Agency Agreement,
      -----------------------------
dated as of the Effective Date, between the Original Lessor and the Construction Agent, in the form of Exhibit M to the Participation Agreement, as the rights of the Original Lessor thereunder have been assigned to the Lessor as of July 12, 2000.

     "Construction Agency Agreement Assignment" means the Assignment of
      ----------------------------------------
Construction Agency Agreement, dated as of the Effective Date, from the Original Lessor to the Original Agent, for the benefit of the Participants, in the form of Exhibit N to the Participation Agreement, as the respective rights and
   ----------------------------------------
obligations of the Original Lessor and the Original Agent thereunder have been further assigned to the Lessor and the Agent as of July 12, 2000.

                                     [5]-8

     "Construction Agency Agreement Event of Default" means a "Construction
      ----------------------------------------------
Agency Agreement Event of Default" as defined in Section 5.1 of the Construction
                                                 -------------------------------
Agency Agreement.
----------------

     "Construction Agent" means the Lessee, as construction agent under the
      ------------------
Construction Agency Agreement.

     "Construction Commencement Date" is defined in Section 2.3 of the
      ------------------------------                ------------------
Construction Agency Agreement.
-----------------------------

     "Construction Period" means, with respect to the Property, the period
      -------------------
commencing on the Construction Commencement Date and ending on the earlier of the Completion Date and the Outside Completion Date for such Property.

     "Contractual Obligation" means, as to any Person, any provision of any
      ----------------------
security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

     "Covered Liabilities" is defined in Section 11.6 of the Participation
      -------------------                ---------------------------------
Agreement.
---------

     "Convertible Subordinated Debentures" means the 7% Convertible Subordinated
      -----------------------------------
Notes due 2004 issued by the Lessee pursuant to the Indenture dated as of August 1, 1997 and the Supplemental Indenture dated as of August 1, 1997 between the Lessee and LaSalle National Trust Company, N.A., as Trustee.

     "DSS" means DLT and Storage Systems Group, a reportable business segment of
      ---
the Lessee, as indicated in the Lessee's quarterly report filed with the Securities and Exchange Commission on form 10-Q on or about February 14, 2001.

     "DSS Business" means, collectively, all businesses and activities of the
      ------------
Lessee and its Subsidiaries, other than the HDD Business.

     "DSS Combined Financial Statements" means, collectively, the annual or
      ---------------------------------
quarterly (as the case may be) condensed combined balance sheet and statements of income and cash flow in respect of DSS on a stand-alone basis, prepared in a manner and in a form consistent with those contained in the Lessee's 2000 10-K and December 31, 2000 10-Q filings that were filed with the Securities and Exchange Commission on or about June 26, 2000 and February 14, 2000, respectively.

     "Deed" is defined in Section 6.1(e) of the Participation Agreement,
      ----                ---------------------------------------------
together with the quitclaim deed delivered by the Original Lessor to the Lessor as of July 12, 2000.

     "Default" means any event or condition which, with the lapse of time or the
      -------
giving of notice, or both, would constitute an Event of Default.

     "Defaulted Amount" is defined in Section 11.7 of the Participation
      ----------------                ---------------------------------
Agreement.
---------

     "Defaulting Participant" means, at any time, any of the Participants which
      ----------------------
at such time has (i) failed to make a payment when due to the Lessor equal to its Commitment Percentage of an Advance, (ii) has been notified of such failure by the Lessor, and (iii) has not cured such failure by making such payment, together with interest at the Late Payment Rate.

                                     [5]-9

     "Depositary Bank" is defined in Section 1 of the Cash Collateral Agreement.
      ---------------                ------------------------------------------

     "Designated Payment Date" means the Expiration Date, the Termination Date
      -----------------------
or other date of termination of the Lease.

     "Disclosure Letter" means the letter from the Lessee to the Lessor and the
      -----------------
Agent, dated the Effective Date, which identifies itself as the "Disclosure Letter" under the Participation Agreement.

     "Disposition" or "Dispose" means the sale, transfer, License Disposition or
      -----------      -------
other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal with or without recourse of any notes or accounts receivable or any rights and claims associated therewith.

     "Dollars" and "$" mean dollars in lawful currency of the United States of
      -------       -
America.

     "Effective Date" means August 22, 1997.
      --------------

     "Employee Benefit Plan" means any employee benefit plan within the meaning
      ---------------------
of Section 3(3) of ERISA maintained or contributed to by the Lessee or any ERISA Affiliate, other than a Multiemployer Plan.

     "End of the Term Report" is defined in Section 13.2 of the Participation
      ----------------------                ---------------------------------
Agreement.
---------

     "Environmental Audit" means a Phase One environmental site assessment (the
      -------------------
scope and performance of which meets or exceeds ASTM Standard Practice E1527-93 Standard Practice for Environmental Site Assessments: Phase One Environmental Site Assessment Process) of the Property to be leased by the Lessor on the Closing Date or of the Property to be remarketed under the Remarketing Option under the Lease.

     "Environmental Certificate" is defined in Section 6.1 of the Participation
      -------------------------                --------------------------------
Agreement.
---------

     "Environmental Law" means, whenever enacted or promulgated, any Federal,
      -----------------
state, county or local law, statute, ordinance, rule, regulation, license, permit, authorization, approval, covenant, criteria, guideline, administrative or court order, judgment, decree, injunction, code or requirement or any agreement with a Governmental Authority:

          (i) relating to pollution (or the cleanup, removal, remediation or encapsulation thereof, or any other response thereto), or the regulation or protection of human health, safety or the environment, including air, water, vapor, surface water, groundwater, drinking water, land (including surface or subsurface), plant, aquatic and animal life, or

          (ii) concerning exposure to, or the use, containment, storage, recycling, treatment, generation, discharge, emission, Release or threatened Release, transportation, processing, handling, labeling, containment, production, disposal or remediation of any Hazardous Substance, Hazardous Condition or Hazardous Activity; in each case as amended and as now or hereafter in effect, and any common law or equitable doctrine (including, without limitation, injunctive relief and tort doctrines such as negligence, nuisance, trespass and strict liability) that may impose liability or obligations for injuries

                                    [5]-10

     (whether personal or property) or damages due to or threatened as a result of the presence of, exposure to, or ingestion of, any Hazardous Substance, whether such common law or equitable doctrine is now or hereafter recognized or developed. Applicable laws include, but are not limited to, CERCLA; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. (S) 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. (S) 1251 et seq.; the Clean Air Act, 42 U.S.C. (S)(S) 7401 et seq.; the National Environmental Policy Act, 42 U.S.C. (S) 4321; the Refuse Act, 33 U.S.C.
     (S)(S) 401 et seq.; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. (S)(S) 1801-1812; the Toxic Substances Control Act, 15 U.S.C. (S)(S) 2601 et seq.; the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. (S)(S) 136 et seq.; the Safe Drinking Water Act, 42 U.S.C. (S)(S) 300f et seq.; and the Occupational Safety and Health Act of 1970, each as amended and as now or hereafter in effect, and their state and local counterparts or equivalents, including any regulations promulgated thereunder.

     "Environmental Violation" means any activity, occurrence or condition or
      -----------------------
omission that violates or results in non-compliance with any Environmental Law.

     "Equipment" means equipment, apparatus, furnishings, fittings and personal
      ---------
property of every kind and nature whatsoever purchased by the Lessor using the proceeds of the Participation Interests in the Advances now or subsequently attached to, contained in or used or usable in any way in connection with any operation or letting of the Property, including but without limiting the generality of the foregoing, all semiconductor manufacturing equipment, screens, awnings, shades, blinds, curtains, draperies, artwork, carpets, rugs, storm doors and windows, shelving, counters, furniture and furnishings, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilation, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, cleaning systems (including window cleaning apparatus), telephones, communication systems (including satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description.

     "Equipment Schedule" means each Equipment Schedule in the form of Exhibit B
      ------------------                                               ---------
to the Lease.
------------

     "Equity Securities" of any Person means (a) all common stock, preferred
      -----------------
stock, participations, shares, partnership interests or other equity interests in such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing, other than convertible debt securities which have not been converted into common stock, preferred stock, participations, shares, partnership interests or other equity interests in any such Person.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time or any successor Federal statute.

     "ERISA Affiliate" means any trade or business (whether or not incorporated)
      ---------------
under common control with the Lessee within the meaning of Sections 414(b) or
(c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

                                    [5]-11

     "ERISA Group" means the Lessee and all members of a controlled group of
      -----------
corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Lessee, are treated as a single employer under Section 414 of the Code.

     "Eurocurrency Reserve Requirements" means, for any day as applied to an
      ---------------------------------
Advance, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

     "Eurodollar Rate" means, with respect to each day during each Interest
      ---------------
Period, the rate per annum determined by the Agent to be the offered rate per annum at which deposits in Dollars appear with respect to such Interest Period on the Reuters Screen LIBOR Page (or any successor page), or if such offered rate is not available, then the rate per annum at which deposits in Dollars appear with respect to such Interest Period on the Telerate Page 3750 (or any successor page) in each case as of 11:00 a.m. (London time), two (2) Business Days prior to the beginning of such Interest Period or in the event that the foregoing offered rates are not available, then the average (rounded upward to the nearest whole multiple of one sixteenth of one percent per annum, if such average is not such a multiple) of the respective rates notified to the Agent by each of the Participants as the rates at which such Participant's Funding Office is offered Dollar deposits at or about 11:00 a.m. (London time), two (2) Business Days prior to the beginning of such Interest Period in the interbank Eurodollar market for delivery on the first day of such Interest Period for the number of days comprised therein in an amount comparable to the amount of the Advances estimated to be outstanding during such Interest Period.

     "Eurodollar Rate Advance" means on Advance bearing interest or Yield
      -----------------------
determined with reference to the Eurodollar Rate as provided in the Participation Agreement.

     "Event of Default" means a Lease Event of Default, a Construction Agency
      ----------------
Agreement Event of Default or a Guarantee Event of Default.

     "Excepted Payments" means:
      -----------------

             (a) all indemnity payments (including indemnity payments made pursuant to Section 13 of the Participation Agreement) to which the Lessor,
                 -----------------------------------------
     or any of its Affiliates, agents, officers, directors or employees is entitled;

             (b) any amounts (other than Basic Rent or amounts payable by Lessee pursuant to Section 16.2, Section 16.3, Section 16.4 or Articles XVII, XX
                 -------------------------------------------------------------
     or XXII of the Lease) payable under any Operative Document to reimburse the
     --------------------
     Lessor or any of its respective Affiliates (including the reasonable expenses of the Lessor incurred in connection with any such payment) for performing or complying with any of the obligations of the Lessee under and as permitted by any Operative Document, except to the extent that one or more Participants have indemnified the Lessor with respect thereto pursuant to the Participation Agreement;

                                    [5]-12

             (c) any amount payable to the Lessor by any Participant or transferee permitted under the Operative Documents of the interest of the Lessor as the purchase price of such Participant's Participation Interest;

             (d) any insurance proceeds (or payments with respect to risks self-insured or policy deductibles) under liability policies other than such proceeds or payments payable to the Agent or the Lessor;

             (e) any insurance proceeds under policies maintained by the Lessor;

             (f) Transaction Expenses or other amounts or expenses paid or payable to or for the benefit of the Lessor;

             (g) all right, title and interest of the Lessor to the Property or any portion thereof or any other property to the extent any of the foregoing has been released from the Lien of the Mortgage, the Assignment of Lease and the Construction Agency Agreement Assignment pursuant to the terms thereof following the payment of the Participant Balances of all of the Participants and all amounts due and owing to the Agent; and

             (h) any payments in respect of interest to the extent attributable to payments referred to in clauses (a) through (g) above.
                             -----------------------

     "Excess Investment" of the Lessor means the excess (if any) of the
      -----------------
outstanding Participant Balance of the Lessor in the Property from time to time over the amount that would have been the Lessor's Participant Balance if, in connection with all Advances actually made under the Participation Agreement, all Participants had paid to the Lessor an amount equal to such Advances times their respective Commitment Percentages, as such excess may be determined by the Lessor. Absent the existence of a Defaulting Participant, a failure by Participant to make a payment required by Section 3.4 of the Participation
                                          --------------------------------
Agreement or some other unexpected contingency, it is expected that the Lessor
---------
will have no Excess Investment.

     "Excess Proceeds" means the excess, if any, of the aggregate of all
      ---------------
awards, compensation or insurance proceeds payable in connection with a Casualty or Condemnation over the Asset Termination Value paid by the Lessee pursuant to Articles XIV and XV of the Lease with respect to such Casualty or Condemnation.

     "Excess Reimbursement" is defined in Section 11.6 of the Participation
      --------------------                ---------------------------------
Agreement.
---------

     "Existing Financing" means the debt and equity financing provided to the
      ------------------
Existing Owner to purchase and/or construct the Land Interest and any Improvements.

     "Existing Participants" means the lenders and holders of equity interests
      ---------------------
under the Existing Financing.

     "Existing Owner" means Schuck Holdings LLC, a Colorado limited liability
      --------------
company.

     "Expiration Date" means the later of (i) April 19, 2003, or (ii) the
      ---------------
scheduled expiration of any Renewal Term, if any.

                                    [5]-13

     "Expiration Date Purchase Obligation" means the Lessee's obligation,
      -----------------------------------
pursuant to Section 20.2 of the Lease, to purchase all (but not less than all)
            -------------------------
of the Property on the Expiration Date.

     "Fair Market Sales Value" means, with respect to the Property, the amount,
      -----------------------
which in any event shall not be less than zero, that would be paid in cash in an arm's-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, for the ownership of the Property. The Fair Market Sales Value of the Property shall be determined based on the assumption that, except for purposes of Article XVII of the Lease and Section 13.2 of the Participation
                -------------------------     ---------------------------------
Agreement, the Property is in the condition and state of repair required under
---------
Section 10.1 of the Lease and the Lessee is in compliance with the other
-------------------------
requirements of the Operative Documents.

     "Federal Funds Effective Rate" means, for any day, an interest rate per
      ----------------------------
annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of quotations for such day on such transaction received by the Agent from three Federal funds brokers of recognized standing selected by it.

     "Fee Letter" means the letter from the Lessee to the Agent, The Bank of
      ----------
Nova Scotia and KeyBank National Association, dated as of July 12, 2000.

     "Financial Statements" means, with respect to any accounting period for any
      --------------------
Person, consolidated statements of income, shareholders' equity and cash flows of such Person for such period, and a balance sheet of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding annual audit, all prepared in reasonable detail and in accordance with GAAP.

     "First Amendment Effective Date" means March 28, 2001.
      ------------------------------

     "Fixtures" means all fixtures relating to the Improvements, including all
      --------
components thereof, located in or on the Improvements which are acquired with Advances and all replacements and Modifications thereto, other than Lessee's Property.

     "Force Majeure Event" means with respect to the Property any event (the
      -------------------
existence or potentiality of which was not known and could not have been discovered through the exercise of due diligence by the Lessee prior to the Closing Date) beyond the reasonable control of the Construction Agent, other than a Casualty or Condemnation, including, but not limited to, strikes, lockouts, adverse soil conditions, acts of God, adverse weather conditions, inability to obtain labor or materials, government activities, civil commotion and enemy action; but excluding any event, cause or condition that results from the Construction Agent's financial condition or failure to pay or any event, cause or condition which could be remedied through the exercise of commercially reasonable efforts or the commercially reasonable expenditure of funds.

     "Funding Date" means any Business Day on which Advances are funded pursuant
      ------------
to the Participation Agreement.

                                    [5]-14

     "Funding Losses" means with respect to any repayment, prepayment or
      --------------
conversion of any Eurodollar Rate Advance, the amount (which shall not be less than zero) computed in accordance with the following formula:



Funding Losses                 =        (R - T x P x D)
                                       -----------------
                                              360

Where                 R        =      the interest rate or Yield that was or
                                      would have been applicable to such
                                      Eurodollar Rate Advance;

                      T        =      the Eurodollar Rate for the date of such
                                      repayment, prepayment, conversion, failure to borrow, failure to contribute or failure to convert for new Eurodollar Rate
                                      Advances, of the same principal amount or equity contribution made for an assumed
                                      Interest Period (the "Remaining Period") which begins on the date of such repayment, prepayment, conversion, failure to borrow, failure to contribute or failure to convert and ends on the last day of the actual Interest Period that was or would have been applicable to the Eurodollar Rate Advance that was repaid, prepaid or converted or that was not borrowed, contributed or converted;

                      P        =      the principal amount of the Eurodollar
                                      Rate Advance that was repaid, prepaid or converted or that was not borrowed, contributed or converted; and

                      D        =      the number of days in the Remaining
                                      Period.

     "Funding Office" means the office of each Participant identified on
      --------------
Schedule II to the Participation Agreement as its Funding Office.
------------------------------------------

     "Funding Request" is defined in Section 3.4 of the Participation Agreement.
      ---------------                ------------------------------------------

     "GAAP" means generally accepted accounting principles set forth in the
      ----
opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession, that are applicable to the circumstances as of the date of determination, consistently applied. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Operative Document, and either the Lessee or the Required Participants shall so request, the Agent, the Participants and the Lessee shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Participants), provided that,
                                                             --------
until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (b) the Lessee shall provide to the Agent and the Participants financial statements and other documents required under the Operative Documents or as reasonably requested thereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

                                    [5]-15

     "Governmental Action" means all permits, authorizations, registrations,
      -------------------
consents, approvals, waivers, exceptions, variances, orders, judgments, written interpretations, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Applicable Law, and shall include, without limitation, all environmental and operating permits and licenses that are required for the full use, occupancy, zoning and operation of the Property.

     "Governmental Authority" means (a) any international, foreign, federal,
      ----------------------
state, county or municipal government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality, central bank or public body, or (c) any court, administrative tribunal or public utility.

     "Gross Proceeds" is defined in Section 22.1(k) of the Lease.
      --------------                ----------------------------

     "Guarantee" means the Guarantee executed by the Guarantor in favor of the
      ---------
Original Agent, for the benefit of the Participants, in the form of Exhibit O to
                                                                    ------------
the Participation Agreement, as the rights of the Original Agent thereunder have
---------------------------
been assigned to the Agent as of July 12, 2000.

     "Guarantee Event of Default" is defined in the Guarantee.
      --------------------------

     "Guarantor" means Quantum Corporation, a Delaware corporation.
      ---------

     "Guaranty Obligation" means, as to any Person, any (a) guaranty by such
      -------------------
Person of Indebtedness of, or other obligation payable or performable by, any other Person or (b) assurance, agreement, letter of responsibility, letter of awareness, undertaking or arrangement given by such Person to an obligee of any other Person with respect to the payment or performance of an obligation by, or the financial condition of, such other Person, whether direct, indirect or contingent, including any purchase or repurchase agreement covering such obligation or any collateral security therefor, any agreement to provide funds (by means of loans, capital contributions or otherwise) to such other Person, any agreement to support the solvency or level of any balance sheet item of such other Person or any "keep-well" or other arrangement of whatever nature, in each such case, given for the purpose of assuring or holding harmless such obligee against loss with respect to any obligation of such other Person; provided,
                                                                  --------
however, that the term Guaranty Obligation shall not include endorsements of
-------
instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, covered by such Guaranty Obligation or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Person in good faith.

     "Hazardous Activity" means any activity, process, procedure or undertaking
      ------------------
that directly or indirectly (i) produces, generates or creates any Hazardous Substance; (ii) causes or results in (or threatens to cause or result in) the Release of any Hazardous Substance into the environment (including air, water vapor, surface water, groundwater, drinking water, land (including surface or subsurface), plant, aquatic and animal life); (iii) involves the containment or storage of any Hazardous Substance; or (iv) would be regulated as hazardous waste treatment, storage or disposal within the meaning of any Environmental Law.

                                    [5]-16

     "Hazardous Condition" means any condition that violates or threatens to
      -------------------
violate, or that results in or threatens noncompliance with, any Environmental Law.

     "Hazardous Substance" means any of the following:  (i) any petroleum or
      -------------------
petroleum product, explosives, radioactive materials, asbestos, formaldehyde, polychlorinated biphenyls, lead and radon gas; (ii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste or pollutant, in each case whether naturally occurring, man-made or the by-product of any process, that is toxic, harmful or hazardous to the environment or human health or safety; or (iii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste or pollutant that would support the assertion of any claim under any Environmental Law, whether or not defined as hazardous as such under any Environmental Law.

     "HDD" means Hard Disk Drive Group, a reportable business segment of the
      ---
Lessee, as indicated in the Lessee's quarterly report filed with the Securities and Exchange Commission on form 10-Q on or about February 14, 2001.

  "HDD Assets" has the meaning specified in Section 4.14 of the HDD General
   ----------                               -------------------------------
Assignment Agreement, subject to Section 5.16(d) of the HDD General Assignment
--------------------             ---------------------------------------------
Agreement.
---------

     "HDD Business" has the meaning specified in Section 4.16 of the HDD General
      ------------                               -------------------------------
Assignment Agreement.
--------------------

     "HDD Convertible Debt Portion" means the pro rata portion described on
      ----------------------------
Schedule 1 attached hereto.
--------------------------

     "HDD General Assignment Agreement" means that General Assignment and
      --------------------------------
Assumption Agreement dated as of the Maxtor Merger Effective Date among the Lessee, Spinco and Maxtor.

     "HDD Redemption" means the redemption by the Lessee of all or substantially
          ----------
all of the outstanding HDD common stock, par value $0.01 per share, of the Lessee, in exchange for common stock of Spinco.

     "HDD Separation Agreement" means that Separation and Redemption Agreement
      ------------------------
dated as of the Maxtor Merger Effective Date, among the Lessee, Spinco and Maxtor.

     "Impositions" means, except to the extent described in the following
      -----------
sentence, any and all liabilities, losses, expenses, costs, charges and Liens of any kind whatsoever for fees, taxes, levies, imposts, duties, charges, assessments or withholdings ("Taxes") including (i) real and personal property
                              -----
taxes, including personal property taxes on any property covered by the Lease that is classified by Governmental Authorities as personal property, and real estate or ad valorem taxes in the nature of property taxes; (ii) sales taxes, use taxes and other similar taxes (including rent taxes and intangibles taxes);
(iii) any excise taxes; (iv) real estate transfer taxes, mortgage taxes, conveyance taxes, stamp taxes and documentary recording taxes and fees; (v) taxes that are or are in the nature of franchise, income, value added, privilege and doing business taxes, license and registration fees; (vi) assessments on the Property, including all assessments for public improvements or benefits, whether or not such improvements are commenced or completed within the Term; and (vii) any tax, Lien, assessment or charge asserted, imposed or assessed by the PBGC or any governmental authority succeeding to or performing functions

                                    [5]-17
similar to, the PBGC, and in each case all interest, additions to tax and penalties thereon, which at any time prior to, during or with respect to the Term or in respect of any period for which the Lessee shall be obligated to pay Supplemental Rent, may be levied, assessed or imposed by any Governmental Authority upon or with respect to (a) the Property or any part thereof or interest therein; (b) the purchase, sale, leasing, financing, refinancing, demolition, construction, alteration, substitution, subleasing, assignment, control, condition, occupancy, servicing, maintenance, repair, ownership, possession, activity conducted on, delivery, insuring, use, operation, improvement, transfer of title, return or other disposition of the Property or any part thereof or interest therein; (c) the Participation Interests with respect to the Property or any part thereof or interest therein; (d) the rentals, receipts or earnings arising from the Property or any part thereof or interest therein; (e) the Operative Documents, the performance thereof, or any payment made or accrued pursuant thereto; (f) the income or other proceeds received with respect to the Property or any part thereof or interest therein upon the sale or disposition thereof; (g) any contract (including the Construction Agency Agreement) relating to the construction, acquisition or delivery of the Improvements or any part thereof or interest therein; or (h) otherwise in connection with the transactions contemplated by the Operative Documents.

     The term "Imposition" shall not mean or include the following (except to the extent that such Taxes apply in consequence of the Lease being treated other than as a loan for purposes of such Taxes and exceed the amount of such Taxes that would have applied if the Lease had been so treated as a loan:

          (1) Taxes and impositions (other than Taxes that are, or are in the nature of, sales, use, transfer or property taxes) that are imposed on an Indemnitee by the United States federal or any foreign government that are based on or measured by the net income (including taxes based on capital gains and minimum taxes) of such Person; provided, that this clause (1)
                                                                  ----------
     shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

          (2) Taxes and impositions (other than Taxes that are, or are in the nature of, sales, use, transfer or property taxes) that are imposed by any state or local jurisdiction or taxing authority within any state or local jurisdiction and that are franchise taxes or are based upon or measured by net income or net receipts; provided, that this clause (2) shall not be
                                                     ----------
     interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made (anything to the contrary notwithstanding, nothing in the Operative Documents shall be construed to impose upon Lessee any liability for Taxes imposed upon an Indemnitee to the extent imposed with respect to any activities of such Indemnitee other than under the transactions contemplated by the Operative Documents);

          (3) any Taxes or imposition for so long as, but only for so long as, it is being contested in accordance with the provisions of Section 13.5 of
                                                                ---------------
     the Participation Agreement;
     ---------------------------

          (4) any Taxes which are imposed on an Indemnitee as a result of the gross negligence or willful misconduct of such Indemnitee itself (as opposed to gross negligence or willful misconduct imputed to such Indemnitee), but not Taxes imposed as a result of ordinary negligence of such Indemnitee; or

                                    [5]-18

          (5) any Taxes or imposition to the extent, but only to such extent, it relates to any act, event or omission that occurs after the termination of the Lease and redelivery or sale of the Property in accordance with the terms of the Lease (but not any Taxes or imposition that relates to any period prior to such termination and redelivery).

Any Taxes excluded from the defined term "Imposition" in any one of the foregoing clauses (1) through (4) shall not be construed as constituting an
          -----------------------
Imposition by any provision of any other of the aforementioned clauses. For purposes of the foregoing, taxes based upon or measured by net income shall be deemed to include, without limitation, any Imposition that qualifies as an "income tax" within the meaning of United States Treasury Regulation Section 1.901-2.

     "Improvements" means all buildings, structures, Fixtures, Equipment, and
      ------------
other improvements of every kind existing on the Land Interest Acquisition Date and at any time and from time to time and either constructed pursuant to the Construction Agency Agreement or those purchased with amounts advanced by the Participants pursuant to the Participation Agreement (or those becoming the property of the Lessor pursuant to Article XI of the Lease) on or under the Land
                                   -----------------------
Interest, together with any and all appurtenances to such buildings, structures, or improvements, including sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including all Modifications and other additions to or changes in the Improvements at any time, other than Lessee's Property.

     "Indebtedness" means, as to any Person at any date of determination, all
      ------------
items which would, in conformity with GAAP, be classified as liabilities on a balance sheet of such Person as at such date excluding (i) trade and other
                                             ---------
accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue for a period of more than sixty (60) days (unless contested in good faith by the Lessee or any Subsidiary), (ii) deferred taxes, and (iii) accrued interest and expenses, except to the extent capitalized, and in any event including:
                              ---------

          (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

          (b) any direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), banker's acceptances, bank guaranties, surety bonds and similar instruments;

          (c) whether or not so included as liabilities in accordance with GAAP, net obligations under any Swap Contract in an amount equal to (x) if such Swap Contract has been closed out, the termination value thereof, or (y) if such Swap Contract has not been closed out, the mark-to-market value thereof determined on the basis of readily available quotations provided by any recognized dealer in such Swap Contract;

          (d) whether or not so included as liabilities in accordance with GAAP and whether with or without recourse, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements);

                                    [5]-19

          (e) lease payment obligations under Capital Leases or Synthetic Lease Obligations; and

          (f) all Guaranty Obligations of such Person in respect of any of the foregoing obligations of any other Person.

     For all purposes of the Operative Documents, the Indebtedness of any Person shall include, at any such time as such partnership or joint venture is not Solvent, the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person (subject to customary recourse exceptions acceptable to the Required Participants).

     "Indemnitee" means the Lessor, the Agent, the Participants, their
      ----------
respective Affiliates and their respective successors, assigns, directors, shareholders, partners, officers, employees and agents.

     "In-Process Research & Development" means purchased in-process research and
      ---------------------------------
development, as specified on the Lessee's statement of income in accordance with GAAP.

     "Insurance Requirements" means all terms and conditions of any insurance
      ----------------------
policy required by the Lease to be maintained by the Lessee, and all requirements of the issuer of any such policy.

     "Intangible Assets" means assets that are required to be disclosed as
      -----------------
intangible assets in accordance with GAAP on the Lessee's balance sheet, including customer lists, goodwill, computer software, copyrights, trade names, trade marks, patents, unamortized deferred charges, unamortized debt discount and capitalized research and development costs.

     "Interest Payment Advance" means any Advance made to fund the payment of
      ------------------------
interest or Yield accruing on the Advances during the Construction Period.

     "Interest Period" means, with respect to any Advance:
      ---------------

          (a)  during the Syndication Period:

               (i) initially, the period commencing on the funding with respect to such Advance and ending one (1) month thereafter; and

               (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Advance and ending one month thereafter; and

          (b) subsequent to the Syndication Period, each period commencing on the last day of the next preceding Interest Period applicable to such Advance and ending one, two (2), three (3) or six (6) months thereafter, as selected by the Lessee by irrevocable notice to the Lessor and the Agent not less than three (3) Business Days prior to the last day of the then current Interest Period with respect thereto; provided that, the foregoing provisions relating to Interest Periods are subject to the following:

                                    [5]-20

               (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

               (ii) any Interest Period that would otherwise extend beyond the Expiration Date shall end on the Expiration Date;

               (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of the Interest Period) shall end on the last Business Day of a calendar month;

               (iv) the Lessee shall select Interest Periods so as not to require a payment or prepayment of any Advance during an Interest Period for such Advance; and

               (v) if the Lessee shall fail to notify the Lessor and the Agent of the next Interest Period, such Advance shall automatically convert to an Alternate Base Rate Advance on the last day of the current Interest Period therefor.

     "Investment" means, as to any Person, any investment by such Person,
      ----------
whether by means of the purchase or other acquisition of stock or other securities of any other Person or by means of a loan, creating a debt, capital contribution, guaranty or other debt or equity participation or interest in any other Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

     "Investment Company Act" means the Investment Company Act of 1940, as
      ----------------------
amended, together with the rules and regulations promulgated thereunder.

     "Land Interest" means fee title to the parcel of real property described on
      -------------
Schedule 1 of the Lease Supplement and all Appurtenant Rights attached thereto.
----------------------------------

     "Land Interest Acquisition Cost" means, with respect to the Property, the
      ------------------------------
amount funded by the Lessor under the Participation Agreement as the purchase price of the Land Interest as set forth in the Acquisition Request therefor, including closing costs and fees in connection therewith.

     "Land Interest Acquisition Date" means the date on which the Lessor
      ------------------------------
acquires the Land Interest, which date shall be specified in the Acquisition Request.

     "Late Payment Rate" means (a) for each day (other than as set forth in
      -----------------
clause (b) of this definition) the Federal Funds Effective Rate or (b) for the
----------
purpose of computing interest on past due payments for each day following the fifth day after such payments first became due, a rate of two percent (2%) per annum in excess of the Alternate Base Rate then in effect; provided, the Late Payment Rate shall not, notwithstanding anything to the contrary herein contained, exceed the maximum rate of interest permitted by applicable law.

                                    [5]-21

     "Lease" means the Original Lease as amended and restated by the Amended and
      -----
Restated Master Lease, dated as of July 12, 2000, between the Lessor and the Lessee, together with the Lease Supplement and all Equipment Schedules thereto.

     "Lease Balance" means, as of any date of determination, an amount equal to
      -------------
(i) the sum of the outstanding amount of the Advances, all accrued and unpaid interest and Yield on the Advances, and all other amounts owing by the Lessee under the Operative Documents, less (ii) the sum of all payments received by the Lessor, the Agent or the Participant on account of payments to reduce the Lease Balance, including reductions resulting from payments by the Lessor, the Lessee and the Guarantor, proceeds from the sale of the Property and/or amounts realized from the Collateral pursuant to the Cash Collateral Agreement.

     "Lease Default" means any event or condition which, with the lapse of time
      -------------
or the giving of notice, or both, would constitute a Lease Event of Default.

     "Lease Event of Default" is defined in Section 17.1 of the Lease.
      ----------------------                -------------------------

     "Lease Supplement" means the Lease Supplement substantially in the form of
      ----------------
Exhibit A to the Lease together with all attachments and schedules thereto, as
----------------------
such Lease Supplement may be supplemented, amended or modified from time to time.

     "Lenders" means the lenders from time to time party to, and as defined in,
      -------
the Loan Documents.

     "Lessee" means Quantum Corporation, a Delaware corporation, as lessee under
      ------
the Lease, and its successors and assigns expressly permitted under the Operative Documents.

     "Lessee's Property" is defined in Section 11.1 of the Lease.
      -----------------                -------------------------

     "Lessor" means SELCO Service Corporation, as successor in interest to the
      ------
Original Lessor in its capacity as Lessor under the Lease, and its successors and assigns expressly permitted under the Operative Documents.

     "Lessor Financing Statements" means UCC financing statements appropriately
      ---------------------------
completed and executed for filing in the applicable jurisdiction in order to protect the Lessor's interest under the Lease to the extent the Lease is a security agreement.

     "Lessor Lien" means any Lien, true lease or sublease or disposition of
      -----------
title arising as a result of (a) any claim against the Lessor not resulting from the transactions contemplated by the Operative Documents, (b) any act or omission of the Lessor which is not required by the Operative Documents or is in violation of any of the terms of the Operative Documents, (c) any claim against the Lessor with respect to Taxes or Transaction Expenses against which Lessee is not required to indemnify the Lessor, pursuant to Sections 9 or 13.5 of the
                                                  -------------------------
Participation Agreement or (d) any claim against the Lessor arising out of any
-----------------------
transfer by the Lessor of all or any portion of the interest of the Lessor in the Property or the Operative Documents other than the transfer of title to or possession of the Property by the Lessor pursuant to and in accordance with the Lease or the Participation Agreement or pursuant to the exercise of the remedies set forth in Article XVII of the Lease.
             -------------------------

                                    [5]-22

     "Leverage Ratio" means, as of any date of determination, for the Lessee and
      --------------
its Subsidiaries on a consolidated basis, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated EBITDA for the period of the four fiscal quarters ending on, or ending most recently prior to, such date.

     "License Disposition" means, in respect of any patent, trademark,
      -------------------
copyright, mask work, trade secret or other intellectual property right owned or held by the Lessee or any of its Subsidiaries (the "IP Holder") which is
                                                    ---------
material to the Lessee or any of its Subsidiaries (together, "Material IP"), (a)
                                                              -----------
the granting by the IP Holder of an exclusive license across all or substantially all fields, uses or regions to any Person other than the Lessee or another Subsidiary, (b) the granting of any license by the IP Holder that conveys directly or indirectly to any Person other than the Lessee or its Subsidiaries all or substantially all of the economic value of such Material IP, or (c) the abandonment by the IP Holder of such Material IP.

     "Lien" means any mortgage, pledge, hypothecation, assignment, deposit
      ----
arrangement (including in the nature of, cash collateral accounts or security interests), encumbrance, lien (statutory or other), fixed or floating charge, or other security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable Requirements of Law of any jurisdiction), including the interest of a purchaser of accounts receivable.

     "Loan Documents" means (i) the Credit Agreement (3-Year), entered into as
      --------------
of April 19, 2000 and amended and restated as of the Restatement Date (as defined therein), among the Lessee as borrower, Bank of America, N.A. as administrative agent and letter of credit issuing lender, The Bank of Nova Scotia and the other financial institutions party thereto, and each note, letter of credit application, request for extension of credit, certificate, fee letter and other instrument or agreement from time to time executed by the Lessee or any of its Subsidiaries and delivered in connection with such agreement; and
(ii) the 364 Day Credit Agreement and each note, request for extension of credit, certificate, fee letter and other instrument or agreement from time to time executed by the Lessee or any of its Subsidiaries and delivered in connection with such agreement.

     "Marketing Period" and "Remarketing Period" mean the period commencing on
      ----------------       ------------------
the date one hundred eighty (180) days prior to the Expiration Date and ending on the Expiration Date or such other 180 day period as is referred to in Section
                                                                         -------
17.2(h) of the Lease.
--------------------

     "Material", "Materially", and "Material Adverse Effect" mean material to,
      --------    ----------        -----------------------
or a material adverse effect on, (i) the business, assets, operations or financial or other condition of the Lessee or the Guarantor and their respective Subsidiaries taken as a whole or, in respect of anytime prior to the Maxtor Merger Effective Time, to the DSS Business on a stand-alone basis, (ii) the ability of the Lessee or the Guarantor to perform its obligations under any of the Operative Documents, (iii) the value or condition of the Property or the Lessor's interests therein or title thereto, or (iv) the rights and remedies of the Lessor, the Agent and the Participants under the Participation Agreement or any other Operative Document taken as a whole.

     "Material Subsidiaries" means each Subsidiary of the Lessee which has
      ---------------------
assets with a total book value greater than ten percent (10%) of the consolidated total assets of the Lessee and its

                                    [5]-23

Subsidiaries, each determined as of the end of the fiscal quarter immediately preceding the date of determination.

     "Maturity Date" means April 19, 2003, unless extended in accordance with
      -------------
the provisions of Section 3.7(b) of the Participation Agreement.
                  ---------------------------------------------

     "Maxtor" means Maxtor Corporation, a Delaware corporation.
      ------

     "Maxtor Merger" means the merger between Spinco and Maxtor, undertaken
      -------------
pursuant to the Maxtor Merger Agreement.

     "Maxtor Merger Agreement" means that Amended and Restated Agreement and
      -----------------------
Plan of Merger and Reorganization dated as of October 3, 2000, by and among the Lessee, Spinco, Maxtor and Hawaii Acquisition Corporation, in substantially the form attached to the Lessee's Form 8-K/A filed with the Securities and Exchange Commission on or about December 14, 2000.

     "Maxtor Merger Documents" means the documents set forth on Schedule 1
      -----------------------                                   ----------
attached hereto under the caption "Maxtor Merger Documents" (each in a form
---------------
substantially identical to that filed as an exhibit to the Maxtor Merger S-4).

     "Maxtor Merger Effective Date" means the date of the effectiveness of the
      ----------------------------
Maxtor Merger.

     "Maxtor Merger Effective Time" means the time of the effectiveness of the
      ----------------------------
Maxtor Merger.

     "Maxtor Merger Net Charge" means an amount equal to the lesser of (i) the
      ------------------------
amount of the expense charge recorded by the Lessee in accordance with GAAP (whether arising from discontinued operations, the restructuring of the continuing DSS operations or the amortization of deferred compensation) in either the first fiscal quarter of fiscal year 2002 or the fourth fiscal quarter of fiscal year 2001, as the case may be, in connection with the Maxtor Merger minus any gain recorded by the Lessee in accordance with GAAP in connection with the sale of the HDD Business in such quarter and (ii) $75,000,000, but in any event not less than $0.

     "Maxtor Merger S-4" means that Registration Statement on Form S-4 filed by
      -----------------
Maxtor with the Securities and Exchange Commission on or about December 11, 2000, as amended on or about (i) January 23, 2001, (ii) February 16, 2001 and
(iii) February 28, 2001, together with all exhibits and attachments thereto, and as the prospectus contained in such Registration Statement was amended on or about March 7, 2001.

     "Meridian Acquisition" means the acquisition by DSS of Meridian Data, Inc.,
      --------------------
which was completed on or about September 10, 1999.

     "MKE" means Matsushita-Kotobuki Electronics Industries, Ltd., a Japanese
      ---
corporation.

     "Modifications" is defined in Section 11.1(a) of the Lease.
      -------------                ----------------------------

     "Moody's" means Moody's Investors Service, Inc. and any successor thereto
      -------
that is a nationally-recognized rating agency.

                                    [5]-24

     "Mortgage" means, with respect to the Property, a Construction Deed of
      --------
Trust, Security Agreement and Financing Statement substantially in the form attached as Exhibit P to the Participation Agreement, made by the Original
            ----------------------------------------
Lessor in favor of a trustee for the Original Agent for the benefit of the Participants and satisfactory in form and substance to the Agent and the Required Participants in order to create a first priority mortgage lien on the Lessor's fee interest in the Property and a first priority security interest in the Equipment, as the respective rights and obligations of the Original Lessor and the Original Agent thereunder have been assigned to the Lessor and the Agent as of July 12, 2000.

     "Mortgage Documents" is defined in Section 6.1 of the Participation
      ------------------                --------------------------------
Agreement.
---------

     "Mortgage Taxes" is defined in Section 6.1 of the Participation Agreement.
      --------------                ------------------------------------------

     "Multiemployer Plan" means any employee benefit plan of the type described
      ------------------
in Section 4001(a)(3) of ERISA.

     "Net Cure Proceeds" is defined in Section 11.8 of the Participation
      -----------------                ---------------------------------
Agreement.
---------

     "Net Proceeds" means all amounts paid in connection with any Casualty or
      ------------
Condemnation, and all interest earned thereon, less the expense of claiming and collecting such amounts, including all costs and expenses in connection therewith for which the Agent or the Lessor is entitled to be reimbursed pursuant to the Lease.

     "Net Sales Proceeds" means the Gross Proceeds actually received by the
      ------------------
Lessor upon any sale by the Lessor of any part of the Property pursuant to

Articles XVII or XXII of the Lease, including, without limitation, (i) any such
----------------------------------
payments made to the Lessor by the Lessee or any purchaser, (ii) any Shortfall Amount paid to the Lessor by the Lessee, and (iii) any interest paid by the Lessee to the Lessor on past due amounts under the Lease; but excluding any payments applied by the Lessor to pay, or received by the Lessor as reimbursement for, bona fide costs of the sale and further excluding any excess net sales proceeds received from a purchaser that the Lessor is required to pay over to the Lessee. In the event that for any reason whatsoever, including a default by the Lessee, the Lessor does not sell the Property pursuant to the Lease on the Designated Payment Date, "Net Sales Proceeds" shall nonetheless include any Shortfall Amount actually received by the Lessor. Further, if the Lessor does not sell the Property pursuant to the Lease, then "Net Sales Proceeds" shall also include the excess, if any, of:

          (a) all rents and all sales, condemnation and insurance proceeds actually received by the Lessor from any sale or lease after the Designated Payment Date of any interest in, or because of any subsequent taking or damage to, the Property; over

          (b) the sum of (i) all costs of collecting the rents and proceeds described in the preceding clause (a) plus (ii) all ad valorem taxes,
                                ----------
     insurance premiums and other costs of every kind incurred by the Lessor with respect to the ownership, operation or maintenance of the Property.

However, for purposes of computing any excess described in the preceding sentence, costs described in clause (b) shall not include the Lessor's general
                             ----------
overhead costs or any costs for which the Participants have already paid the Lessor their Commitment Percentages thereof as required by Section 11.6 of the
                                                           -------------------
Participation Agreement.
-----------------------

                                    [5]-25

     "Net Security Proceeds" means, with respect to any sale or issuance of any
      ---------------------
Equity Securities or other security by any Person (including in the case of the Lessee, any sale or issuance of any Subordinated Debt), the aggregate consideration received by such Person from such sale or issuance less the actual
                                                                 ----
amount of fees and commissions payable to Persons other than such Person or any Affiliate of such Person.

     "Non-Consenting Participant" means any Participant which has denied, or is
      --------------------------
deemed to have denied, an Extension Request pursuant to Section 3.7 of the
                                                        ------------------
Participation Agreement.
-----------------------

     "Operative Documents" means the following:
      -------------------

          (a)  the Participation Agreement;

          (b)  the Lease and Lease Supplement;

          (c)  the Guarantee;

          (d) the Property Purchase Agreement, the Assignment of Purchase Agreement and the Deed;

          (e)  the Construction Agency Agreement;

          (f) the Assignment of Lease and each Supplement to the Assignment of Lease;

          (g)  the Consent to Assignment;

          (h)  the Equipment Schedules;

          (i)  the Mortgage;

          (j)  the Construction Agency Agreement Assignment;

          (k)  the Consent to Construction Agency Agreement Assignment;

          (l)  the Assignment of Construction Documents; and

          (m)  the Cash Collateral Agreement.

     "Ordinary Course Indebtedness" means:
      ----------------------------

          (a)  Indebtedness under the Loan Documents;

          (b) intercompany Guaranty Obligations of the Lessee or any of its Subsidiaries guarantying Indebtedness otherwise permitted hereunder of the Lessee or any Subsidiary of the Lessee (other than Snap Appliances);

          (c) Indebtedness arising from the honoring of a check, draft or similar instrument against insufficient funds or from the endorsement of instruments for collection in the ordinary course of the Lessee's or any Subsidiary's business;

                                    [5]-26

          (d)  Permitted Swap Obligations; and

          (e) Indebtedness of the Lessee or any of its Subsidiaries with respect to surety, appeal, indemnity, performance or other similar bonds in the ordinary course of business.

     "Ordinary Course Investments" means Investments consisting of:
      ---------------------------

          (a) Investments in other assets properly classified as "marketable securities" or "cash" or "cash equivalents" under GAAP, and which conform to the investment policies adopted by the Board of Directors of the Lessee from time to time;

          (b) advances to officers, directors and employees of the Lessee and its Subsidiaries for travel, entertainment, relocation and analogous ordinary business purposes;

          (c) Investments of the Lessee in any of its Subsidiaries (other than Snap Appliances) and Investments of any Subsidiary of the Lessee in the Lessee or another Subsidiary of the Lessee (other than Snap Appliances);

          (d) extensions of credit to customers or suppliers of the Lessee and its Subsidiaries in the ordinary course of business and any Investments received in satisfaction or partial satisfaction thereof;

          (e)  Guaranty Obligations permitted by Section 10.2(a) of the
                                                ----------------------
     Participation Agreement;
     -----------------------

          (f) Investments received by the Lessee or any of its Subsidiaries as distributions on claims in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

          (g) Investments of any Subsidiary existing at the time it becomes a Subsidiary of the Lessee, provided that such Investments were not made in
                               --------
     anticipation of such Person becoming a Subsidiary of the Lessee; and

          (h) Investments consisting of loans to employees, officers and directors, the proceeds of which shall be used to purchase Equity Securities of the Lessee or its Subsidiaries and other loans to employees, officers and directors.

     "Ordinary Course Liens" means:
      ---------------------

          (a)  Liens pursuant to any Loan Document;

          (b) Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

          (c) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a

                                    [5]-27
     period of more than thirty (30) days or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

          (d) pledges or deposits in connection with worker's compensation, unemployment insurance and other social security legislation;

          (e) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (f) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of any Person;

          (g) attachment, judgment or other similar Liens arising in connection with litigation or other legal proceedings (and not otherwise an Event of Default hereunder) in the ordinary course of business that is currently being contested in good faith by appropriate proceedings, adequate reserves have been set aside, and no material property is subject to a material risk of loss or forfeiture;

          (h) Liens on the property or assets of any Subsidiary of the Lessee in favor of the Lessee or any other Subsidiary of the Lessee (other than Snap Appliances);

          (i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties and in connection with the importation of goods in the ordinary course of the Lessee's and its Subsidiaries' businesses;

          (j) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (x) such deposit account is
                                      --------
     not a dedicated cash collateral account and is not subject to restrictions against access by the Lessee in excess of those set forth by regulations promulgated by the Board, and (y) such deposit account is not intended by the Lessee or any Subsidiary to provide collateral to the depository institution; and

          (k) Liens on insurance proceeds in favor of insurance companies with respect to the financing of insurance premiums.

     "Original Agent" is defined in Recital A to the Participation Agreement.
      --------------

     "Original Executed Counterpart" is defined in Section 31.8 of the Lease.
      -----------------------------                -------------------------

     "Original Lessor" is defined in Recital A to the Participation Agreement.
      ---------------

     "Original Participation Agreement" is defined in Recital A to the
      --------------------------------                ----------------
Participation Agreement.
-----------------------

     "Outside Completion Date" means the second anniversary of the Effective
      -----------------------
Date.

                                    [5]-28

     "Overdue Rate" means, with respect to the Advances, fees or any other
      ------------
payment due under the Operative Documents, the interest rate then applicable to the Advances plus two percent (2%) per annum.

     "Partial Purchase Date" is defined in Section 20.5(b) of the Lease.
      ---------------------                ----------------------------

     "Partial Purchase Notice" is defined in Section 20.5(b) of the Lease.
      -----------------------                ----------------------------

     "Partial Purchase Option" is defined in Section 20.5(b) of the Lease.
      -----------------------                ----------------------------

     "Partial Purchase Option Price" is defined in Section 20.5(a) of the Lease.
      -----------------------------                ----------------------------

     "Participant's Letter" is defined in Section 12.1(b) of the Participation
      --------------------                ------------------------------------
Agreement.
---------

     "Participation Agreement" means the Original Participation Agreement as
      -----------------------
amended and restated by the Amended and Restated Participation Agreement, dated as of July 12, 2000, among the Lessee, the Lessor, the Participants and the Agent.

     "Participation Interest" means, as to each Participant, a participation
      ----------------------
interest in, or in the case of each Tranche C Participant, an equity investment in, the Lease and the right to receive that percentage of the following payments actually received by the Lessor from or on behalf of the Lessee as is set forth on Schedule I to the Participation Agreement, subject to the provisions of
   -----------------------------------------
Sections 3.11 - 3.21 and Section 11 of the Participation Agreement:  (i) Basic
------------------------------------------------------------------
Rent, (ii) Supplemental Rent, (iii) Asset Termination Value, (iv) Purchase Option Price, (v) Partial Purchase Option Price, (vi) Net Sales Proceeds, (vii) Residual Value Guarantee Amount, (viii) the Shortfall Amount, and (ix) other payments in respect of indemnities or pursuant to the Guarantee or the exercise of remedies under the Operative Documents, excluding, however, (x) any Excepted Payments and (y) as to a particular Participant, any payments on account of any Advances and any Required Supplemental Payments (and interest thereon) for which the Lessor has not received payment from such Participant of such Participant's Commitment Percentage thereof. For example, if the Lessor elects to pay for insurance required of the Lessee by the Lease because of the Lessee's failure to obtain such insurance, the Lessor's receipt of reimbursement for the cost of such insurance from the Lessee shall be included within "Participation Interest" for purposes of this Agreement only if such Participant has paid to the Lessor such Participant's Commitment Percentage of such cost pursuant to Section 11.6
                                                                  ------------
or Section 11.7 of the Participation Agreement.
----------------------------------------------

     "Participants" means each Person executing the Participation Agreement or a
      ------------
Participant's Letter as a Participant and purchasing a Participation Interest in the transactions contemplated by the Participation Agreement and the other Operative Documents.

     "Participant Balance" means for each Participant the sum of its Tranche A
      -------------------
Participation Interest Balance, its Tranche B Participation Interest Balance and its Tranche C Participation Interest Balance.

     "Payment Date" means (a) any Scheduled Payment Date and (b) any date on
      ------------
which interest or Yield is payable pursuant to Section 3.8(d) of the
                                               ---------------------
Participation Agreement in connection with any prepayment of the Advances.
-----------------------

                                    [5]-29

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity
      ----
succeeding to any or all of its functions under ERISA.

     "Pension Plan" means any "employee pension benefit plan" (as such term is
      ------------
defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Lessee or any ERISA Affiliate or to which the Lessee or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

     "Permitted Exceptions" means (a) the respective rights and interests of the
      --------------------
parties to the Operative Documents as provided in the Operative Documents; (b) the rights of any sublessee or assignee under a sublease or an assignment expressly permitted by the terms of the Lease; (c) Liens for Taxes that either are not yet due or are being contested in accordance with the provisions of
Section 13.1 of the Lease or Section 13.5 of the Participation Agreement; (d)
-------------------------    -------------------------------------------
Liens arising by operation of law, materialmen's, mechanics', workers', repairmen's, employees', carriers', warehousemen's and other like Liens in connection with any Modifications or arising in the ordinary course of business for amounts that either are not more than sixty (60) days past due or are being diligently contested in good faith by appropriate proceedings, so long as such proceedings satisfy the conditions for the continuation of proceedings to contest Taxes set forth in Section 13.1 of the Lease, and that have been bonded
                           -------------------------
for not less than the full amount in dispute (or as to which other security arrangements satisfactory to the Lessor have been made), which bonding (or arrangements) shall comply with applicable Requirements of Law, and has effectively stayed any execution or enforcement of such Liens; (e) Liens arising out of judgments or awards with respect to which appeals or other proceedings for review are being prosecuted in good faith and for the payment of which adequate reserves have been provided as required by GAAP or other appropriate provisions have been made, so long as such proceedings have the effect of staying the execution of such judgments or awards and satisfy the conditions for the continuation of proceedings to contest set forth in Section 13.1 of the
                                                        -------------------
Lease; (f) all encumbrances, exceptions, restrictions, easements, rights of way,
-----
servitudes, encroachments and irregularities in title, other than Liens which, in the reasonable assessment of the Agent, do not materially impair the value of the Property or the use of the Property for its intended purpose; (g) easements, rights of way and other encumbrances on title to the Property pursuant to
Section 12.2 of the Lease; (h) a Lien consisting of a deposit or pledge made, in
-------------------------
the ordinary course of business, in connection with, or to secure payment of, obligations under worker's compensation, unemployment insurance or similar legislation and (i) Liens of the types described in clauses (i), (ii) and (iv)
                                                    --------------------------
of Section 10.2(b) of the Participation Agreement and clauses (b), (d), (e) and
-------------------------------------------------     -------------------------
(h) of the definition of Ordinary Course Liens; provided, however, that
---                                             --------  -------
Permitted Exceptions shall in no event include Lessor's Liens.

     "Permitted Indebtedness" is defined in Section 10.2(a) of the Participation
      ----------------------                ------------------------------------
Agreement.
---------

     "Permitted Investments" is defined in Section 10.2(e) of the Participation
      ---------------------                ------------------------------------
Agreement.
---------

     "Permitted Liens" is defined in Section 10.2(b) of the Participation
      ---------------                ------------------------------------
Agreement.
---------

     "Permitted Receivables Facility" means one or more accounts receivable
      ------------------------------
financing arrangements including (a) the sale of accounts receivable and any related property by the Lessee and/or any of its Subsidiaries to a financing party or a special purpose vehicle, and/or (b) the

                                    [5]-30
granting of a security interest in accounts receivable and any related property by the Lessee and/or any of its Subsidiaries; provided, however, that the
                                              --------  -------
aggregate advances under all such accounts receivable financing arrangements shall not exceed $100,000,000 at any time.

     "Permitted Swap Obligations" means all obligations (contingent or
      --------------------------
otherwise) of the Lessee or any of its Subsidiaries existing or arising under Swap Contracts, provided that such obligations are (or were) entered into by
                --------
such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments or assets held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person in conjunction with a securities repurchase program not otherwise prohibited hereunder, and not for purposes of speculation or taking a "market view."

     "Person" means any individual, trustee, corporation, general partnership,
      ------
limited partnership, limited liability company, joint stock company, trust, unincorporated organization, bank, business association, firm, joint venture, Governmental Authority, or otherwise.

     "Plan" means any employee benefit plan maintained or contributed to by the
      ----
Lessee or by any trade or business (whether or not incorporated) under common control with the Lessee as defined in Section 4001(b) of ERISA and insured by the PBGC under Title IV of ERISA.

     "Plans and Specifications" means, with respect to the Property, the plans
      ------------------------
and specifications for the Improvements to be constructed on the Property.

     "Pricing Grid" means Schedule II to the Participation Agreement.
      ------------        ------------------------------------------

     "Prime Rate" means the per annum rate publicly announced by the Agent from
      ----------
time to time at its New York Branch. The Prime Rate is determined by the Agent from time to time as a means of pricing credit extensions to some customers and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by the Agent at any given time for any particular class of customers or credit extensions. Any change in the Alternative Base Rate resulting form a change in the Prime Rate shall become effective on the Business Day on which each change in the Prime Rate occurs.

     "Property" means (i) the Land Interest and (ii) all of the Improvements,
      --------
Equipment and Fixtures at any time located on or under such Land Interest other than Lessee's Property.

     "Property Balance" means, with respect to the Property, as of any date of
      ----------------
determination, an amount equal to (i) the sum of the outstanding amount of the Advances, all accrued and unpaid interest and Yield on the Advances, and all other amounts owing by the Lessee under the Operative Documents, less (ii) the sum of all payments received by the Lessor, the Agent or the Participant on account of payments to reduce the Property Balance, including reductions resulting from payments by the Lessor, the Lessee and the Guarantor and/or proceeds from the sale of the Property and/or amounts realized from the Collateral pursuant to the Cash Collateral Agreement.

     "Property Cost" means, with respect to the Property, the aggregate amount
      -------------
of the related Land Interest Acquisition Cost and the related Property Improvements Cost.

                                    [5]-31

     "Property Improvements Cost" means, with respect to the Property, the
      --------------------------
amount funded to or on behalf of the Construction Agent by the Lessor under the Participation Agreement and the Construction Agency Agreement to construct any Improvements, Fixtures or Modifications and to purchase Equipment to be used on the Property in accordance with the Plans and Specifications therefor and the Operative Documents, as set forth in the Acquisition Request and Funding Requests therefor (including interest and Yield on the Advances during the Construction Period applied to such cost and funded by an Interest Payment Advance).

     "Property Purchase Agreement" means the Purchase and Sale Agreement, dated
      ---------------------------
as of July, 1997, between the Existing Owner and the Lessee, and assigned to the Original Lessor pursuant to the Assignment of Purchase Agreement, providing for the purchase of the Property by the Lessor on the Land Interest Acquisition Date.

     "Purchase Notice" is defined in Section 20.1 of the Lease.
      ---------------                -------------------------

     "Purchase Option" is defined in Section 20.1 of the Lease.
      ---------------                -------------------------

     "Purchase Option Price" is defined in Section 20.1 of the Lease.
      ---------------------                -------------------------

     "Quick Ratio" means, with respect to the Lessee and its Subsidiaries at any
      -----------
time, the ratio, determined on a consolidated basis in accordance with GAAP, of:
(a) the sum at such time of all (i) cash and cash equivalents of the Lessee and its Subsidiaries (excluding restricted cash), and (ii) accounts receivable of the Lessee and its Subsidiaries, less all reserves therefor; to (b) the sum at
                                                             --
such time of (i) the current liabilities of the Lessee and its Subsidiaries (including any such liabilities outstanding under the Loan Documents and the Operative Documents), plus (ii) to the extent not included in clause (i), the
                      ----                                    ----------
aggregate outstanding obligations under the Loan Documents with respect to the principal amount of loans, the undrawn face amount of letters of credit and unreimbursed drawings under letters of credit; provided that in respect of any
                                               --------
period (or partial period) prior to the Maxtor Merger Effective Time, the "Quick Ratio" shall be determined solely in respect of the DSS Business on a stand-alone basis, based upon the then-current DSS Combined Financial Statements.

     "Release" means any release, pumping, pouring, emptying, injecting,
      -------
escaping, leaching, dumping, seepage, spill, leak, flow, discharge, disposal or emission of a Hazardous Substance.

     "Remarketing Option" is defined in Section 22.1 of the Lease.
      ------------------                -------------------------

     "Remarketing Period" is defined in the definition "Marketing Period".
      ------------------

     "Renewal Option" is defined in Section 21.1(a) of the Lease.
      --------------                ----------------------------

     "Renewal Request" is defined in Section 21.1(a) of the Lease.
      ---------------                ----------------------------

     "Renewal Response Date" is defined in Section 21.1(a) of the Lease.
      ---------------------                ----------------------------

     "Renewal Term" means, individually, either of the two one-year periods
      ------------
which immediately follow April 19, 2003, with respect to which Lessee has exercised its Renewal Option pursuant to Section 21.1 of the Lease.
                                         -------------------------

                                    [5]-32

     "Rent" means, collectively, the Basic Rent and the Supplemental Rent, in
      ----
each case payable under the Lease.

     "Reportable Event" means any of the events set forth in Section 4043(b) of
      ----------------
ERISA or the regulations thereunder, a withdrawal from a Plan described in
Section 4063 of ERISA, or a cessation of operations described in Section 4062(e) of ERISA.

     "Requesting Party" is defined in Section 26.1 of the Lease.
      ----------------                -------------------------

     "Required Modification" is defined in Section 11.1(a) of the Lease.
      ---------------------                ----------------------------

     "Required Participants" means, at any time, Participants the Commitment
      ---------------------
Percentages of which aggregate at least sixty-six and two-thirds percent
(66 2/3%).

     "Required Supplemental Payments" means all payments of Supplemental Rent
      ------------------------------
that the Lessee has agreed to pay the Lessor under the Lease and the other Operative Agreements, other than (i) the Administrative Fee, (ii) Excepted Payments, (iii) Residual Value Guarantee Amount, (iv) Asset Termination Value,
(v) Purchase Option Price, (vi) Partial Purchase Option Price and (vii) interest or Yield accruing on any amount due from the Lessee, which amount is itself not a Required Supplemental Payment under this definition. For example, if the Lessor incurs attorneys' fees because of a breach by the Lessee of the Lease, the payments required of the Lessee by the Lease as reimbursement for such fees shall constitute a Required Supplemental Payment.

     "Requirement of Law" means all Federal, state, county, municipal and other
      ------------------
governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Property, the Improvements or the demolition, construction, use or alteration thereof, whether now or hereafter enacted and in force, including any that require repairs, modifications or alterations in or to the Property or in any way limit the use and enjoyment thereof (including all building, zoning and fire codes and the Americans with Disabilities Act of 1990, 42 U.S.C. (S) 1201 et. seq. and any other similar Federal, state or local laws or ordinances and the regulations promulgated thereunder) and any that may relate to environmental requirements (including all Environmental Laws), and all permits, certificates of occupancy, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments which are either of record or known to the Lessee affecting the Property, other than Lessor Liens, the Appurtenant Rights and any easements, licenses or other agreements entered into pursuant to Section 12.2 of the Lease.
                 -------------------------

     "Residual Value Guarantee Amount" means (i) during the Construction Period,
      -------------------------------
an amount equal to eighty-nine and nine-tenths percent (89.9%) of the Lease Balance, and (ii) at all other times, an amount equal to the aggregate Tranche A Participation Interest Balances of the Participants holding Tranche A Participation Interests.

     "Response Actions" means remove, removal, remedy, and remedial action as
      ----------------
those terms are defined in CERCLA, 42 U.S.C. (S) 9601.

     "Responsible Officer" means the President, any Vice President, the
      -------------------
Treasurer or Controller of the Lessee.

                                    [5]-33

     "Responsible Officer's Certificate" means a certificate signed by any
      ---------------------------------
Responsible Officer, which certificate shall certify as true and correct the subject matter being certified to in such certificate.

     "Restricted Payment" means:
      ------------------

          (a) the declaration or payment of any dividend or distribution by the Lessee or any Subsidiary, either in cash or property, on any shares of the capital stock of any class of the Lessee or any Subsidiary; and

          (b) any other payment or distribution by the Lessee or any Subsidiary in respect of its capital stock, either directly or indirectly.

     "Restructuring Date" means July 12, 2000, if all conditions described in
      ------------------
Schedule 6.4 to the Participation Agreement have been satisfied or waived or
-------------------------------------------
deferred as provided in Section 6.4 of the Participation Agreement.
                        ------------------------------------------

     "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-
      ---
Hill Companies, Inc., and any successor thereto that is a nationally-recognized rating agency.

     "Scheduled Payment Date" means (a) as to interest or Yield on any Advances
      ----------------------
having an Interest Period of three (3) months or less, the last day of each Interest Period, (b) as to interest or Yield on any Advances having an Interest Period longer than three (3) months, each day which is three (3) months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period, (c) as to interest or Yield on any Advances bearing interest at the Alternate Base Rate, the last day of each March, June, September and December, and (d) as to the principal amount or equity contribution amount of the Advances, each date indicated on Schedule 1 to the Lease as being a
                                        -----------------------
payment date with respect to such portion of the Property Cost, if any.

     "Securities Act" means the Securities Act of 1933, as amended, together
      --------------
with the rules and regulations promulgated thereunder.

     "Security Documents" means the collective reference to the Mortgage, the
      ------------------
Assignment of Lease, the Construction Agency Agreement Assignment, the Assignment of Construction Documents, the Cash Collateral Agreement and all other security documents hereafter delivered to the Agent granting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the Lessor to the Agent and the Participants under the Participation Agreement or of the Lessee to the Lessor under the Lease.

     "Senior Indebtedness" means, with respect to any Person at any time, all
      -------------------
Indebtedness of such Person other than Subordinated Debt.

     "Shareholders' Equity" means, as of any date of determination for the
      --------------------
Lessee and its Subsidiaries on a consolidated basis, shareholders' equity as of that date determined in accordance with GAAP.

     "Shortfall Amount" means, as of the Expiration Date, the amount that the
      ----------------
Asset Termination Value will exceed the aggregate of the Gross Proceeds and the Residual Value Guarantee Amount upon the completion of a sale of the Property pursuant to Article XXII of the Lease.
            -------------------------
                                    [5]-34

     "Significant Casualty" means (i) a Casualty that results in an insurance
      --------------------
settlement on the basis of a total loss, or a constructive or compromised total loss, or (ii) a Casualty that in the reasonable, good faith judgment of the Lessee (as evidenced by a Responsible Officer's Certificate delivered to the Lessor pursuant to Section 16.1 of the Lease) either (a) renders the Property
                   -------------------------
unsuitable for continued use as a commercial property of the type of such property immediately prior to such Casualty or (b) is so substantial in nature that restoration of the Property to substantially its condition as existed immediately prior to such Casualty would be impracticable or impossible.

     "Significant Condemnation" means (i) a Condemnation that involves a taking
      ------------------------
of Lessor's entire title to the related Land Interest, (ii) a Condemnation that results in loss of possession of the Property by the Lessee for a period in excess of one hundred eighty (180) consecutive days, or (iii) a Condemnation that in the reasonable, good faith judgment of the Lessee (as evidenced by a Responsible Officer's Certificate delivered to the Lessor pursuant to Section
                                                                      -------
16.1 of the Lease) either (a) renders the Property unsuitable for continued use
-----------------
as commercial of the type of such property immediately prior to such Condemnation or (b) is such that restoration of the Property to substantially its condition as existed immediately prior to such Condemnation would be impracticable or impossible.

     "Significant Event" means (i) a Significant Casualty, (ii) a Significant
      -----------------
Condemnation, (iii) an event where the restoration of the Property subject to a Casualty or Condemnation shall not be completed prior to the earlier of (A) the 180th day prior to the Expiration Date or (B) twelve (12) months following the occurrence of such Casualty or Condemnation or (iv) the occurrence of an Environmental Violation where the costs to clean up or remediate the same are reasonably estimated by the Lessee to exceed $5,000,000.

     "Snap Appliances" means Snap Appliances, Inc., a Delaware corporation.
      ---------------

     "Snap Appliances S-1" means that Registration Statement on Form S-1 filed
      -------------------
by Snap Appliances with the Securities and Exchange Commission on or about October 30, 2000, as amended on or about November 13, 2000, together with all exhibits and attachments thereto.

     "Snap Business" has the meaning specified in Section 4.20 of the Snap
      -------------                               ------------------------
General Assignment Agreement.
----------------------------

     "Snap Employee Matters Agreement" means that Employment Matters Agreement
      -------------------------------
to be entered into by the Lessee and Snap Appliances in connection with the Snap Spin-Off in a form substantially identical to the form of such agreement attached as an exhibit to the Snap Appliances S-1.

     "Snap General Assignment Agreement" means that General Assignment and
      ---------------------------------
Assumption Agreement to be entered into by the Lessee and Snap Appliances in connection with the Snap Spin-Off in a form substantially identical to the form of such agreement attached as an exhibit to the Snap Appliances S-1.

     "Snap Master Agreement" means that Master Separation and Distribution
      ---------------------
Agreement effective as of October 26, 2000 between the Lessee and Snap
Appliances.

                                    [5]-35

     "Snap Spin-Off Documents" means the documents set forth on Schedule 1
      -----------------------                                   ----------
attached hereto under the caption "Snap Spin-Off Documents" together with any
---------------
and all other documents entered into pursuant thereto, in connection therewith or required thereby.

     "Snap Spin-Off" means (a) the contribution and assignment by the Lessee to
      -------------
Snap Appliances of certain assets and liabilities of the Lessee associated with the Snap Business, substantially in accordance with the terms of the Snap Master Agreement, (b) the consummation by Snap Appliances of an initial public offering following which the Lessee shall retain an ownership interest in not less than 80% of outstanding common stock of Snap Appliances, substantially in accordance with the Snap Appliances S-1 and (c) the distribution to the Lessee's shareholders of all or substantially all remaining shares of Snap Appliances pursuant to a tax-free reorganization.

     "Solvent" means, as to any Person at any time, that (i) the fair value of
      -------
the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (ii) the present fair saleable value of the property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (iii) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

     "Specified Event of Default" is defined in Section 17.1(q) of the Lease.
      --------------------------                ----------------------------

     "Spinco" means Insula Corporation, a Delaware corporation and, prior to the
      ------
Maxtor Merger Effective Time, a wholly-owned Subsidiary of the Lessee.

     "Subdivided Parcel" is defined in Section 20.5(a) of the Lease.
      -----------------                ----------------------------

     "Subordinated Debt" means the Convertible Subordinated Debentures and any
      -----------------
other subordinated debt permitted by clause (xi) of Section 10.2(a) of the
                                     -------------------------------------
Participation Agreement.
-----------------------

     "Subsidiary" of a Person means a corporation, partnership, joint venture,
      ----------
limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned or controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.

     "Supplemental Rent" means all amounts, liabilities and obligations (other
      -----------------
than Basic Rent) which Lessee assumes or agrees to pay to Lessor or any other Person under the Lease, or under any of the other Operative Documents, including, without limitation, payments of the Residual Value Guarantee Amount, the Shortfall Amount and payments pursuant to Sections 16.2, 16.3, 16.4 or 17.6
                                              ---------------------------------
of the Lease and Articles XX and XXII of the Lease.
------------     ---------------------------------

                                    [5]-36

     "Supplement to Assignment of Lease" means the Supplement substantially in
      ---------------------------------
the form of Exhibit A to the Assignment of Lease together with all attachments
            ------------------------------------
and schedules thereto, as such Supplement to Assignment of Lease may be supplemented, amended or modified from time to time.

     "Swap Contract" means (a) any and all rate swap transactions, basis swaps,
      -------------
forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and
(b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., or any other master agreement (any such master agreement, together with any related schedules, as amended, restated, extended, supplemented or otherwise modified in writing from time to time, a "Master Agreement"), including any such
                                          ----------------
obligations or liabilities under any Master Agreement.

     "Syndication Period" means the period commencing on the Effective Date and
      ------------------
concluding on the earlier of (i) the date which is ninety (90) days after the Effective Date or (ii) the date on which the Agent has syndicated Participation Interests to other Participants representing not less than seventy percent (70%) of the total Commitment set forth on Schedule I to the Participation Agreement.
                                     -----------------------------------------

     "Synthetic Lease Obligations" means all monetary obligations of a Person
      ---------------------------
under (a) a so-called synthetic, off-balance sheet or tax retention lease, or
(b) an agreement for the use or possession of property creating obligations which do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as secured debt of such Person.

     "Tax Loss" means any and all taxes (including interest and penalties) of
      --------
the Lessee or any of its Subsidiaries paid, or required to be paid, at any time as a result of the Maxtor Merger or HDD Redemption not qualifying to be treated as a tax free transaction or as part of a tax-free reorganization under the Code (or other applicable tax law), whether as a result of the IRS (or any other applicable taxing authority) making such a determination or otherwise.

     "Taxes" is defined in the definition of Impositions.
      -----

     "Term" is defined in Section 2.3 of the Lease.
      ----                ------------------------

     "Termination Date" is defined in Section 15.1(d), 16.2(a) and 17.2(e) of
      ----------------                ---------------------------------------
the Lease.
---------

     "Termination Notice" is defined in Section 16.1 of the Lease.
      ------------------                -------------------------

     "364 Day Commitment" means $53,600,000.
      ------------------

                                    [5]-37

     "364 Day Credit Agreement" means the Credit Agreement (364-Day/1-Year),
      ------------------------
dated as of April 19, 2000, among the Lessee as borrower, Bank of America, N.A. as administrative agent, The Bank of Nova Scotia and the other financial institutions party thereto.

     "Threshold Amount" means $10,000,000.
      ----------------

     "Two Year Commitment" means $12,400,000.  The Two Year Commitment expires
      -------------------
on the earlier of the Completion Date or the Outside Completion Date.

     "Tranche A Participants" means those Participants purchasing a Tranche A
      ----------------------
Participation Interest in the Advances and maintaining a Tranche A Participation Interest Commitment.

     "Tranche A Participation Interest" means, (i) as to each Tranche A
      --------------------------------
Participant, such Participant's Tranche A Participation Interest Commitment Percentage, multiplied by the outstanding amount of all Advances as to which such Participant has funded its Tranche A Participation Interest Commitment Percentage under Section 3.4 of the Participation Agreement and (ii) as to all
                 ------------------------------------------
Tranche A Participants, 86.679162% of all outstanding Advances.

     "Tranche A Participation Interest Balance" means for each Tranche A
      ----------------------------------------
Participant as of any date of determination an amount equal to (i) the sum of such Tranche A Participant's Tranche A Participation Interest in all outstanding Advances, together with all accrued and unpaid interest thereon, and all other amounts owing by the Lessee to such Tranche A Participant under the Operative Documents, less (ii) the sum of all payments received by the Tranche A Participant on account of payments to reduce such Tranche A Participant's Tranche A Participation Interest, including reductions resulting from payments by the Lessor, the Lessee and the Guarantor and/or proceeds from the sale of the Property and/or amounts realized from the Collateral pursuant to the Cash Collateral Agreement.

     "Tranche A Participation Interest Commitment" is defined in Section 3.5 of
      -------------------------------------------                --------------
the Participation Agreement.
---------------------------

     "Tranche A Participation Interest Commitment Percentage" means (i) with
      ------------------------------------------------------
respect to all Participants in the aggregate, 86.679162% of the aggregate Commitments, and (ii) with respect to each Tranche A Participant, the percentage of the aggregate Commitments set forth after such Participant's Tranche A Participation Interest Commitment in Schedule I to the Participation Agreement.
                                     -----------------------------------------

     "Tranche B Participants" means those Participants purchasing a Tranche B
      ----------------------
Participation Interest in the Advances and maintaining a Tranche B Participation Interest Commitment.

     "Tranche B Participation Interest" means, (i) as to each Tranche B
      --------------------------------
Participant, such Tranche B Participant's Tranche B Participation Interest Commitment multiplied by the outstanding amount of all Advances as to which such Participant has funded its Tranche B Participation Interest Commitment Percentage under Section 3.4 of the Participation Agreement and (ii) as to all
                 ------------------------------------------
Tranche B Participants, 9.80000% of all outstanding Advances.

     "Tranche B Participation Interest Balance" means for each Tranche B
      ----------------------------------------
Participant as of any date of determination an amount equal to (i) the sum of such Tranche B Participant's Tranche B Participation Interest in all outstanding Advances, together with all accrued and

                                    [5]-38
unpaid interest thereon, and all other amounts owing by the Lessee to such Tranche B Participant under the Operative Documents, less (ii) the sum of all payments received by the Tranche B Participant on account of payments to reduce such Tranche B Participant's Tranche B Participation Interest, including reductions resulting from payments by the Lessor, the Lessee and the Guarantor and/or proceeds from the sale of the Property and/or amounts realized from the Collateral pursuant to the Cash Collateral Agreement.

     "Tranche B Participation Interest Commitment" is defined in Section 3.5 of
      -------------------------------------------                --------------
the Participation Agreement.
---------------------------

     "Tranche B Participation Interest Commitment Percentage" means (i) with
      ------------------------------------------------------
respect to all Participants in the aggregate, 9.80000% of the aggregate Commitments, and (ii) with respect to each Tranche B Participant, the percentage of the aggregate Commitments set forth after such Participant's Tranche B Participation Interest Commitment in Schedule I to the Participation Agreement.
                                     -----------------------------------------

     "Tranche C Participants" means those Participants purchasing a Tranche C
      ----------------------
Participation Interest in the Advances and maintaining a Tranche C Participation Interest Commitment.

     "Tranche C Participation Interest" means, (i) as to each Tranche C
      --------------------------------
Participant, such Tranche C Participant's Tranche C Participation Interest Commitment multiplied by the outstanding amount of all Advances as to which such Participant has funded its Tranche C Participation Interest Commitment Percentage under Section 3.4 of the Participation Agreement and (ii) as to all
                 ------------------------------------------
Tranche C Participants 3.520838% of all outstanding Advances.

     "Tranche C Participation Interest Balance" means for each Tranche C
      ----------------------------------------
Participant as of any date of determination an amount equal to (i) the sum of such Tranche C Participant's Tranche C Participation Interest in all outstanding Advances, together with all accrued and unpaid Yield thereon, and all other amounts owing by the Lessee to such Tranche C Participant under the Operative Documents, less (ii) the sum of all payments received by the Tranche C Participant on account of payments to reduce such Tranche C Participant's Tranche C Participation Interest, including reductions resulting from payments by the Lessor, the Lessee and the Guarantor, proceeds from the sale of the Property and/or amounts realized from the Collateral pursuant to the Cash Collateral Agreement.

     "Tranche C Participation Interest Commitment" is defined in Section 3.5 of
      -------------------------------------------                --------------
the Participation Agreement.
---------------------------

     "Tranche C Participation Interest Commitment Percentage" means (i) with
      ------------------------------------------------------
respect to all Participants in the aggregate, 3.520838% of the Aggregate Commitments, and (ii) with respect to each Tranche C Participant, the percentage of the Aggregate Commitments set forth after such Participant's Tranche C Participation Interest Commitment in Schedule I to the Participation Agreement.
                                     -----------------------------------------

     "Transaction Expenses" means the following costs and expenses incurred by
      --------------------
the Lessor, the Agent and, to the extent referred to below, the Participants in connection with the preparation, execution and delivery of the Operative Documents and the transactions contemplated by the Operative Documents:

                                    [5]-39

          (a) the reasonable fees, out-of-pocket expenses and disbursements of counsel for each of the Lessor and the Agent, in negotiating the terms of the Operative Documents and the other transaction documents, preparing for the closing under, and rendering opinions in connection with, such transactions and in rendering other services customary for counsel representing parties to transactions of the types involved in the transactions contemplated by the Operative Documents;

          (b) the reasonable fees, out-of-pocket expenses and disbursements of counsel of each of the Lessor and the Agent in connection with (1) any amendment, supplement, waiver or consent with respect to any Operative Documents requested or approved by the Lessee and (2) any enforcement of any rights or remedies against the Lessee in respect of the Operative Documents;

          (c) any and all Taxes and fees incurred in recording, registering or filing any Operative Document or any other transaction document, any deed, declaration, mortgage, security agreement, notice or financing statement with any public office, registry or governmental agency in connection with the transactions contemplated by the Operative Documents;

          (d) any title fees, premiums and escrow costs and other expenses relating to title insurance and the closing contemplated by the Transaction Documents; and

          (e) all expenses relating to all Environmental Audits and Appraisals.

     "Type" means, with respect to any Advance, its nature as an Alternate Base
      ----
Rate Advance or a Eurodollar Rate Advance.

     "UCC Financing Statements" means collectively the Agent Financing
      ------------------------
Statements and the Lessor Financing Statements.

     "Uniform Commercial Code" and "UCC" means the Uniform Commercial Code as in
      -----------------------       ---
effect in any applicable jurisdiction.

     "Yield" is defined in Section 3.8(b) of the Participation Agreement.
      -----                ---------------------------------------------

                                    [5]-40

                                                                      SCHEDULE 1
                                                                   TO APPENDIX 1


                         HDD CONVERTIBLE DEBT PORTION;
               MAXTOR MERGER DOCUMENTS; SNAP SPIN-OFF DOCUMENTS
               ------------------------------------------------

HDD Convertible Debt Portion
----------------------------

The HDD Convertible Debt Portion shall be 33.33%.

Maxtor Merger Documents
-----------------------

 .    Maxtor Merger Agreement.

 .    HDD Separation Agreement.

 .    HDD General Assignment Agreement.

 .    Tax Sharing and Indemnity Agreement among the Lessee, Spinco and Maxtor.

 .    Transitional Services Agreement among the Lessee, Spinco and Maxtor.

 .    Intellectual Property Agreement among the Lessee, Spinco and Maxtor.

 .    Indemnification Agreement among the Lessee, Spinco and Maxtor.

 .    Reimbursement Agreement, dated as of a date on or prior to the Maxtor
     Merger Effective Date, between the Lessee and Maxtor.



Snap Spin-Off Documents
-----------------------

 .    Snap Master Agreement.

 .    Snap General Assignment Agreement.

 .    Master Intellectual Property Agreement between the Lessee and Snap
     Appliances.

 .    Snap Employee Matters Agreement.

 .    Tax Sharing Agreement between the Lessee and Snap Appliances.

 .    Master Transitional Services Agreement between the Lessee and Snap
     Appliances.

 .    Indemnification and Insurance Matters Agreement between the Lessee and Snap
     Appliances.

 .    Hard Disk Drive Supply Agreement dated as of June 30, 2000, entered into by
     Snap Appliances and the Lessee.

                                    [5]-41

                                 ATTACHMENT 6
                                 ------------

                               Revised Exhibit Q
                               -----------------


                        FORM OF COMPLIANCE CERTIFICATE


Financial Statement Date: _______________________,___

To:  The Bank of Nova Scotia, as Agent

Ladies and Gentlemen:

     Reference is made to that certain Amended and Restated Participation Agreement, dated as of July 12, 2000 between Quantum Corporation, a Delaware corporation (the "Lessee"), SELCO Service Corporation, an Ohio corporation (the
                  ------
"Lessor"), the Participants from time to time party thereto, The Bank of Nova
 ------
Scotia, as agent (the "Agent"), (said agreement, as amended, restated, extended,
                       -----
supplemented or otherwise modified in writing from time to time, the "Participation Agreement;" the terms defined therein being used herein as
 -----------------------
therein defined).

     The undersigned Responsible Officer hereby certifies as of the date hereof that he is the ____________________________________ of the Lessee, and that, as such, he is authorized to execute and deliver this Compliance Certificate to the Agent on the behalf of the Lessee, and that:

           [Use following for fiscal year-end financial statements]

     1. Attached hereto as Schedule 1 are the year-end audited financial statements required by clause (i) of Section 10.1(a) of the Participation
                       --------------------------------------------------
Agreement for the fiscal year of the Lessee ended as of the above date, together
---------
with the report and opinion of an independent certified public accountant required by such section.

          [Use following for fiscal quarter-end financial statements]

     1.   Attached hereto as Schedule 1 are the unaudited financial statements
                             ----------
required by clause (ii) of Section 10.1(a) of the Participation Agreement for
            -------------------------------------------------------------
the fiscal quarter of the Lessee ended as of the above date. Such financial statements fairly present the financial condition, results of operations and changes in financial position of the Lessee and its Subsidiaries in accordance with GAAP as at such date and for such periods, subject only to normal year-end audit adjustments and the absence of footnotes.

     2. The undersigned has reviewed and is familiar with the terms of the Participation Agreement and has made, or has caused to be made under his supervision, a detailed review of the transactions and conditions (financial or otherwise) of the Lessee during the accounting period covered by the attached financial statements.

                                     [6]-1

     3. A review of the activities of the Lessee and its Subsidiaries during such fiscal period has been made under my supervision with a view to determining whether during such fiscal period the Lessee performed and observed all its respective obligations under the Operative Documents, and

                                 [select one:]

     [to the knowledge of the undersigned during such fiscal period, the Lessee performed and observed each covenant and condition of the Operative Documents applicable to it.]

                                    --or--

     [the following covenants or conditions have not been performed or observed and the following is a list of all such Defaults and its nature and status:]

     4.   The following financial covenant analyses and information set forth on
Schedule 2 attached hereto are true and accurate on and as of the date of this Compliance Certificate.

     IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of ________________, ___________.


                                   QUANTUM CORPORATION

                                   By: _________________________________________

                                   Name: _______________________________________

                                   Title: ______________________________________

                                     [6]-2

                   For the Quarter/Year ended _______________ ("Statement Date")
                                                                --------------

                                  SCHEDULE 2
                         to the Compliance Certificate
                                 ($ in 000's)

     [NOTE: With respect to any period (or partial period) prior to the Maxtor Merger Effective Time, certain of the ratios and amounts described herein shall be determined solely in respect of the DSS Business on a stand-alone basis, based upon the then-current DSS Combined Financial Statements.]

I.   Section 10.2(n)(i)

  Please indicate whether the Lessee remains in compliance with the covenants set forth in Section 10.2(k) after taking into account the aggregate amount of any transfers of assets or assumptions of
  liabilities (assuming that any contingent or off balance sheet                YES  /  NO
  liabilities are incurred and accounted for in an amount equal to that which could reasonably be expected to be paid) pursuant to Section
  10.2(n)(i).

II.  Section 10.2(n)(ii)(D)

  Please indicate whether the Lessee remains in compliance with the covenants set forth in Section 10.2(k) after taking into account the aggregate amount of any transfers of assets or assumptions of
  liabilities (assuming that any contingent or off balance sheet                YES  /  NO
  liabilities are incurred and accounted for in an amount equal to that which could reasonably be expected to be paid) pursuant to Section
  10.2(n)(i)(D).

III. Section 10.2(e)(ix)

  Note:  Please indicate whether the Lessee or any of its Subsidiaries
  ----
  made any Investment in Snap Appliances pursuant to Section
  10.2(e)(ix) in the period to which this Compliance Certificate                YES  /  NO
  relates, and if so complete this section.

      Aggregate Investments in Snap Appliances from and after
      Restatement Date but prior to consummation of the Snap Spin Off.     $___________________

      Maximum permitted:                                                        $100,000,000

                                     [6]-3

IV.  Section 10.2(k)(i) - Minimum Consolidated Tangible Net Worth.

     A.   Actual Consolidated Tangible Net Worth at Statement Date:

          1.  Shareholders' Equity:                                                 $____________________

          2.  Intangible Assets:                                                    $____________________

          3.  Consolidated Tangible Net Worth (Line IV.A.1 less Line IV.A.2):       $____________________

     B.   75% of Consolidated Tangible Net Worth as of March 31, 2000               $____________________

     C.   Amount equal to 75% of the sum of positive Consolidated Net Income
          (ignoring any quarterly losses and any charge for In-Process Research and Development described in Line IV.F below) for each fiscal quarter after the quarter ended March 31, 2000, through and including the
          quarter ending on the Statement Date:                                     $____________________

     D.   Amount equal to 75% of the Net Security Proceeds of all Equity
          Securities issued by the Lessee (excluding any issuance where the Net
          Security Proceeds to the Lessee are less than $10,000,000) during the
          period commencing on March 31, 2000 and ending on the Statement Date:     $____________________

     E.   Amount equal to 75% of the increase in shareholders' equity resulting from any conversion of Convertible Subordinated Debentures into Equity Securities during the period commencing on March 31, 2000
          and ending on the Statement Date:                                         $____________________

     F.   Lesser of (i) the aggregate amount paid by the Lessee to repurchase
          Equity Securities during the period commencing on March 31, 2000 and
          ending on the Statement Date, and (ii) $200,000,000:                      $____________________

     G.   Lesser of (i) the aggregate amount of charges taken by the Lessee for In Process Research & Development associated with Acquisitions during the period commencing on March 31, 2000 and ending on the
          Statement Date, and (ii) $100,000,000; provided that any such amounts
                                                 --------
          were paid during the quarter in which any such Acquisition was
          completed:                                                                $____________________

     H.   For any fiscal quarter ending after the Snap Spin-Off is                  $____________________

                                     [6]-4

          consummated, the lesser of (i) net book value of Snap Appliances as of the First Amendment Effective Date and (ii) $150,000,000.

     I.   Sum of:  Lines IV.B + IV.C + IV.D + IV.E less IV.F less IV.G less         $____________________
          IV.H:

     J.   Greater of Line IV.B and IV.I:                                            $____________________

     K.   Excess (deficiency) for covenant compliance (Line IV.A.3 less IV.J):      $____________________

                                     [6]-5

V.   Section 10.2(k)(ii) - Minimum Quick Ratio.

     A.   Quick Assets:

          1.        Amount of cash and cash equivalents of the Lessee and its
               Subsidiaries (excluding restricted cash) as of the Statement Date:   $____________________

          2.        Amount of all accounts receivable of the Lessee and its
               Subsidiaries, less all reserves therefor, as of the Statement Date:  $____________________

          3.        Amount of Quick Assets as of Statement Date (Lines V.A.1 + 2):  $____________________

     B.   Current Liabilities:

          1.        Amount of current liabilities of the Lessee and its
               Subsidiaries as of the Statement Date (including any such
               liabilities outstanding under the Loan Documents and the Operative
               Documents):                                                          $____________________

          2.        Aggregate amount of outstanding obligations under the Loan
               Documents with respect to the principal amount of loans, the undrawn face amount of letters of credit and unreimbursed drawings under letters of credit (to the extent not included in Line V.B.1):  $____________________

          3. For one year prior to the Maturity Date, the aggregate outstanding Synthetic Lease Obligations under the Operative
               Documents:

          4.        Amount of total current liabilities of the Lessee and its       $____________________
               Subsidiaries as of the Statement Date (Line V.B.1 + 2 + 3):

     C.   Quick Ratio ((Line V.A.3 / Line V.B.4):                                   ________________ to 1

          Minimum required:                                                                     1.10 to 1

                                     [6]-6

VI.  Section 10.2(k)(iii) - Maximum Leverage Ratio.

     A.   Consolidated EBITDA measured on a rolling four quarter basis for the four fiscal quarters ended as of the Statement Date ("Subject
                                                                    -------
          Period"):
          ------

          1.        Consolidated Net income for Subject Period:                     $____________________

          2.        Consolidated Interest Charges for Subject Period:               $____________________

          3.        Provision for income taxes for Subject Period:                  $____________________

          4.        Depreciation expenses for Subject Period:                       $____________________

          5.        Amortization expenses for intangibles for Subject Period:       $____________________

          6.        Amount written off in connection with In-Process Research &
               Development related to the Meridian Acquisition (in the second
               fiscal quarter of year 2000 only):                                   $____________________

          7.   Amount of charge taken in connection with DSS (in the fourth
               fiscal quarter of year 2000 only):                                   $____________________

          8.        Lesser of (i) the aggregate amount of charges taken by the
               Lessee for In Process Research & Development associated with
               Acquisitions during the period commencing on March 31, 2000 and ending on the Statement Date, and (ii) $100,000,000; provided that
                                                                    --------
               any such amounts were paid during the quarter in which any such
               Acquisition was completed:                                           $____________________

          9.        Consolidated EBITDA (Lines VI.A.1 + 2 + 3 + 4 + 5 + 6 + 7 + 8): $____________________

     B.   Consolidated Funded Indebtedness at Statement Date:                       $____________________

     C.   Leverage Ratio (Line VI.B / Line VI.A.9):                                 ________________ to 1

          Maximum permitted:                                                                    2.00 to 1

                                     [6]-7

VII. Section 10.2(k)(iv) - Minimum Profitability.

     A.   5% of Consolidated Tangible Net Worth as of Statement Date:               $____________________

     B.   Aggregate amount of the two greatest quarterly losses incurred            $____________________
          during the four quarters immediately preceding the Statement Date:

     C.   Excess (deficiency) for covenant compliance (Line VII.A less Line         $____________________
          VII.B):

     D.   Cumulative Consolidated Net Income for the four quarters                  $____________________
          immediately preceding the Statement Date:

     E.   Excess (deficiency) for covenant compliance (Line VII.D less $1.00):      $____________________

                                     [6]-8

                                 ATTACHMENT 7
                                 ------------

         Form of First Amendment to Amended and Restated Master Lease

RECORDING REQUESTED BY
AND WHEN RECORDED, RETURN TO:
Orrick, Herrington & Sutcliffe LLP
Old Federal Reserve Bank Building
400 Sansome Street
San Francisco, CA 94111
Attn: Dolph M. Hellman, Esq.

--------------------------------------------------------------------------------

                              FIRST AMENDMENT TO
                  AMENDED AND RESTATED MASTER LEASE AGREEMENT
                  -------------------------------------------

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (this "Amendment"), dated as of March 28, 2001, is entered into by and between:
 ---------

          (1)  QUANTUM CORPORATION, a Delaware corporation (the "Lessee"); and

          (2)  SELCO SERVICE CORPORATION, an Ohio corporation (the "Lessor").

                                   RECITALS
                                   --------

     A. The Lessee, the Lessor, each of the financial institutions that are parties thereto as "Participants" ("Participants"), and THE BANK OF NOVA SCOTIA
                                    ------------
("BNS"), as agent for the Participants (in such capacity, the "Agent"), are
  ---                                                          -----
parties to that certain Amended and Restated Participation Agreement dated as of dated as of July 12, 2000 (the "Participation Agreement"), pursuant to which the
                                -----------------------
Lessor and the Participants have provided to the a lease facility referenced therein.

     B. Pursuant to the Participation Agreement, the Lessee and the Lessor executed a Master Lease Agreement dated as of July 12, 2000, affecting certain real property located in El Paso County, Colorado, described in Schedule 1
                                                                ----------
thereto (the "Master Lease Agreement").  The Master Facility 1 Lease Agreement
              ----------------------
was recorded in the Official Records of El Paso County, Colorado, on July 12, 2000, as Document No. 200081204.

     C. The Lessee now has requested the Lessor, the Participants and the Agent to amend the Participation Agreement in certain respects.

     D. Pursuant to a First Amendment to Amended and Restated Participation Agreement dated as of the date hereof (the "First Amendment to Participation
                                            --------------------------------
Agreement") among the Lessee, the Lessor, the Participants and the Agent, the
---------
parties thereto have agreed to amend the Participation Agreement upon the terms and subject to the conditions set forth therein, including without limitation, the execution and delivery by the Lessee of this Amendment.

                                     [7]-1

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Lessee and the Lessor hereby agree as follows:

     1.   Definitions, Interpretation.  All capitalized terms defined above and
          ---------------------------
elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Appendix 1 to the Participation
                                                -------------------------------
Agreement, as amended by the First Amendment to Amended and Restated
---------
Participation Agreement and this Amendment. The rules of interpretation set forth in Appendix 1 to the Participation Agreement shall, to the extent not
         -----------------------------------------
inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

     2.   Amendments to the Master Lease Agreement.
          ----------------------------------------

          (a) Section 8.1 (Condition of the Property) is amended by replacing
              -----------
     "SECTION 10.3(a)" with "SECTION 10.4(a)".
      ---------------        ---------------

          (b) Clause (v) of Section 11.1 is amended by changing the reference to
              --------------------------
     "Sections 8.2 and 10.2" set forth therein to "Sections 8.2, 10.1 and 10.2".
      ---------------------                        ---------------------------

          (c) Section 14.3(f) is amended by changing the reference to "Section
              ---------------                                          -------
     10.1(v)" set forth therein to "Section 10.2(k)".
     -------                        ---------------

          (d) Section 15.1(e) is amended by changing the reference to "Sections
              ---------------                                          --------
     10.1 and 11.1" set forth therein to "Sections 10.1, 10.2 and 11.1".
     -------------                        ----------------------------

          (c) Appendix 1 is amended to read in its entirety as set forth on
              ----------
     Annex 1 hereto.
     -------

     3.   Effective Date.  The amendments effected by Paragraph 2 above shall
          --------------                              -----------
become effective on the "Effective Date" as defined in the First Amendment to the Amended and Restated Participation Agreement, subject to satisfaction of the conditions set forth in Paragraph 4 thereof.
                        -----------

     4.   Effect of this Amendment.  On and after the Effective Date, each
          ------------------------
reference in the Master Lease Agreement and the other Operative Documents to the Master Lease Agreement shall mean the Master Lease Agreement as amended hereby. Except as specifically amended above, (a) the Master Lease Agreement and the other Operative Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lessor, the Participants or the Agent, nor constitute a waiver of any provision of the Master Lease Agreement or any other Operative Document.

                                     [7]-2

     5.   Miscellaneous.
          -------------

          (a) Counterparts.  This Amendment may be executed in any number of
              ------------
     counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

          (b) Headings.  Headings in this Amendment are for convenience of
              --------
     reference only and are not part of the substance hereof.

          (c) Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
              -------------
     AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATE UNDER THE LEASE AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH SUCH ESTATE IS LOCATED.

                         [The signature page follows.]

                                     [7]-3

     IN WITNESS WHEREOF, the Lessee and the Lessor have caused this Amendment to be executed as of the day and year first above written.


LESSEE:                          QUANTUM CORPORATION


                                 By:_________________________________
                                    Name:____________________________
                                    Title:___________________________


LESSOR:                          SELCO SERVICE CORPORATION


                                 By:_________________________________
                                    Name:____________________________
                                    Title:___________________________

                                     [7]-4

STATE OF _____________________)
                              )
COUNTY OF ____________________)


          On ________ 2001, before me, _______________________, a Notary Public in and for the State of California, personally appeared ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.

          [SEAL]
                                                     ___________________________

STATE OF _____________________)
                              )
COUNTY OF ____________________)


          On ___________, 2001, before me, _______________________, a Notary
Public in and for the State of California, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.

          [SEAL]
                                                   _____________________________

                            ANNEX 1 TO ATTACHMENT 7
                            -----------------------

                                  APPENDIX 1

                                      to
               Amended and Restated Participation Agreement and
Amended and Restated Master Lease, each as amended and each dated as of July 12,
                                     2000,
          and Construction Deed of Trust amended as of July 12, 2000

                 (Specialty Storage Product Group Facilities)

                        DEFINITIONS AND INTERPRETATION

     A.   Interpretation.  In each Operative Document, unless a clear contrary
          --------------
intention appears:

          (i)     the singular number includes the plural number and vice versa;

          (ii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Operative Documents, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

          (iii)   reference to any gender includes each other gender;

          (iv) reference to any agreement (including any Operative Document), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Operative Documents and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor;

          (v) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

          (vi) reference in any Operative Document to any Article, Section, Appendix, Schedule, or Exhibit means such Article or Section thereof or Appendix, Schedule or Exhibit thereto;

          (vii) "hereunder", "hereof", "hereto" and words of similar import shall be deemed references to an Operative Document as a whole and not to any particular Article, Section or other provision thereof;

          (viii) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term;

                                    [7-A]-1

          (ix)    "or" is not exclusive; and

          (x) relative to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding".

     B.   Accounting Terms.  In each Operative Document, unless expressly
          ----------------
otherwise provided, accounting terms shall be construed and interpreted, and accounting determinations and computations shall be made, in accordance with GAAP.

     C.   Conflict in Operative Documents.  If there is any conflict between any
          -------------------------------
Operative Documents, such Operative Document shall be interpreted and construed, if possible, so as to avoid or minimize such conflict but, to the extent (and only to the extent) of such conflict, the Lease shall prevail and control.

     D.   Legal Representation of the Parties.  The Operative Documents were
          -----------------------------------
negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring the Operative Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

     E.   Defined Terms.  Unless a clear contrary intention appears, terms
          -------------
defined herein have the respective indicated meanings when used in each Operative Document.

     "Account" is defined in Section 3.11 of the Participation Agreement and in
      -------                -------------------------------------------
Section 1 of the Cash Collateral Agreement.
------------------------------------------

     "Acquisitions" means any transaction or series of related transactions for
      ------------
the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any line of business or any division of a Person, (b) the acquisition of in excess of fifty percent (50%) of the capital stock, partnership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary).

     "Acquisition Request" is defined in Section 3.3 of the Participation
      -------------------                --------------------------------
Agreement.
---------

     "Adjusted Percentage" is defined in Section 11.6 of the Participation
      -------------------                ---------------------------------
Agreement.
---------

     "Administrative Fee" is defined in Section 4.1 of the Participation
      ------------------                --------------------------------
Agreement.
---------

     "Advance" means an advance of funds by the Lessor pursuant to Section 3 of
      -------                                                      ------------
the Participation Agreement which will be used to pay Land Interest Acquisition
---------------------------
Costs or Property Improvements Costs.

     "Affiliate" means any Person directly or indirectly controlling, controlled
      ---------
by, or under direct or indirect common control with, another Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power (a) to vote ten percent (10%) or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; provided that Persons, other than Subsidiaries, in which
                       --------
Quantum Technology Ventures holds Equity Securities shall not be "Affiliates" for purposes of this definition.

                                    [7-A]-2

     "After Tax Basis" means, with respect to any payment to be received, the
      ---------------
amount of such payment increased so that, after deduction of the amount of all taxes required to be paid by the recipient calculated at the then maximum marginal federal and state income tax rates generally applicable to Persons of the same type as the recipient (less any tax savings realized as a result of the payment of the indemnified amount) with respect to the receipt by the recipient of such amounts, such increased payment (as so reduced) is equal to the payment otherwise required to be made.

     "Agent" means The Bank of Nova Scotia, as successor in interest to the
      -----
Original Agent in its capacity as agent for the Participants pursuant to the Participation Agreement, or any successor or additional agent appointed in accordance with the terms of the Participation Agreement.

     "Agent Financing Statements" means UCC financing statements appropriately
      --------------------------
completed and executed for filing in the applicable jurisdiction in order to perfect a security interest in favor of the Agent for the ratable benefit of the Participants in the Equipment located on the Property or in any Improvements on the Property.

     "Alternate Base Rate" means, for any period, an interest rate per annum
      -------------------
equal to the lower of (i) the Prime Rate or (ii) the Federal Funds Effective Rate most recently determined by the Agent plus one-half percent (0.50%). If either of the aforesaid rates or equivalent changes from time to time after the date of the Participation Agreement, the Alternate Base Rate shall be automatically increased or decreased, if appropriate and as the case may be, without notice to the Lessee or the Lessor, as of the effective time of each change.

     "Alternate Basic Rate Advance" means an Advance bearing interest or Yield
      ----------------------------
determined with reference to the Alternate Base Rate as provided in the Participation Agreement.

     "Applicable Law" means all existing and future applicable laws, rules,
      --------------
regulations (including Environmental Laws), statutes, treaties, codes, ordinances, permits, certificates, covenants, restrictions, requirements, orders and licenses of and interpretations by, any Governmental Authorities, and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment (including, without limitation, wetlands) and those pertaining to the construction, use or occupancy of the Property) and any restrictive covenant or deed restriction or easement affecting the Property.

     "Applicable Margin" means at any time with respect to any Advance, either
      -----------------
(i) at any time amounts are deposited in an Account subject to the Cash Collateral Agreement, and with respect to that portion of the Advances represented by such Collateral, one-quarter percent (0.25%) per annum margin with respect to Tranche A Participation Interests and Tranche B Participation Interests therein and one and one-quarter percent (1.25%) per annum margin with respect to Tranche C Participation Interests therein, or (ii) at any other time, the per annum margin which is determined pursuant to the Pricing Grid, and, in each case, added to the Eurodollar Rate or Alternative Base Rate applicable to such Advance.

     "Appraisal" means, with respect to the Property, an appraisal, prepared by
      ---------
a reputable appraiser approved by the Lessor, the Agent and the Required Participants, which in the

                                    [7-A]-3
judgment of counsel to the Lessor, the Agent and the Required Participants, complies with all of the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, the rules and regulations adopted pursuant thereto, and all other applicable Requirements of Law, which appraisal will (i) appraise the Fair Market Sales Value of the Property as built in accordance with the Plans and Specifications; on the fifth anniversary of the Effective Date; as of the commencement of the Renewal Term, if any; and at the end of the Renewal Term, if any; and (ii) contain an estimate of the useful life of the Improvements as of each such date, all in a form satisfactory to the Lessor, the Agent and the Required Participants.

     "Appurtenant Rights" means (i) all agreements, easements, rights of way or
      ------------------
use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments and other rights and benefits at any time belonging or pertaining to any Land Interest or the Improvements, including, without limitation, the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to any Land Interest and (ii) all permits, licenses and rights, whether or not of record, appurtenant to any Land Interest.

     "Asset Termination Value" means, as of any date of determination, an amount
      -----------------------
equal to (i) the sum of (A) the outstanding Advances, (B) all accrued and unpaid interest on the Advances, and (C) all other amounts owing by the Lessee under the Operative Documents, less (ii) the sum of all payments received by the Lessor, the Agent or the Participants on account of payments to reduce Asset Termination Value, including reductions resulting from payments by the Lessor, the Lessee or the Guarantor and/or any payment of the Partial Purchase Option Price upon the exercise of a Partial Purchase Option and/or the proceeds from the sale of the Property and/or amounts realized from the Collateral pursuant to the Cash Collateral Agreement.

     "Assignment and Acceptance" is defined in Section 12.1(b) of the
      -------------------------                ----------------------
Participation Agreement.
-----------------------

     "Assignment of Construction Documents" means the Assignment of Construction
      ------------------------------------
Documents, dated as of the Effective Date, in the form attached as Exhibit A to
                                                                   ------------
the Construction Agency Agreement, as the rights of the Original Lessor
---------------------------------
thereunder have been further assigned to the Lessor as of July 12, 2000.

     "Assignment of Lease" means the Assignment of Lease, dated as of the
      -------------------
Effective Date, from the Original Lessor to the Original Agent for the benefit of the Participants, and consented to by the Lessee pursuant to that certain Lessee's Consent, dated as of the Effective Date (the "Consent to Assignment") by the Lessee, as obligor, in favor of the Agent for the benefit of the Participants, in each case in the respective forms set forth in Exhibit L to the
                                                                ----------------
Participation Agreement, as the respective rights and obligations of the
-----------------------
Original Lessor and the Original Agent thereunder have been further assigned to the Lessor and the Agent as of July 12, 2000.

     "Assignment of Purchase Agreement" means the Assignment of Certain Rights
      --------------------------------
under Purchase and Sale Agreement, dated as of the Land Interest Acquisition Date, by and among the Lessee, as assignor, the Original Lessor, as assignee and the Existing Owner, as seller, as the rights of the Original Lessor thereunder have been further assigned to the Lessor as of July 12, 2000.

                                    [7-A]-4

     "Available Commitments" means as to any Participant at any time, an amount
      ---------------------
equal to the excess, if any, of (a) the amount of such Participant's Commitment over (b) the aggregate amount of its Participation Interest in all Advances made by the Lessor then outstanding.

     "Bankruptcy Code" means Title 11 of the United States Code entitled
      ---------------
"Bankruptcy," as now or hereafter in effect.

     "Basic Rent" means the sum of (i) that portion of the Property Improvements
      ----------
Costs due on any Payment Date, if any, as set forth on Schedule 1 to the Lease
                                                       -----------------------
and (ii) the interest or Yield on Advances due on any Payment Date as set forth in Section 3.8 of the Participation Agreement.
   ------------------------------------------

     "Benefit Arrangement" means at any time an employee benefit plan within the
      -------------------
meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

     "Board" means the Board of Governors of the Federal Reserve System of the
      -----
United States (or any successor).

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday
      ------------
which is not a day on which banks in Albany, New York, New York, New York, San Francisco, California or (if interest is being determined by reference to the Eurodollar Rate) London, England, are generally authorized or obligated, by law or executive order, to close.

     "Capital Leases" means any and all leases under which certain obligations
      --------------
are required to be capitalized on the books of a lessee in accordance with GAAP.

     "Cash Collateral" is defined in Section 1 of the Cash Collateral Agreement.
      ---------------                ------------------------------------------

     "Cash Collateral Agreement" means the Cash Collateral Agreement dated as of
      -------------------------
the Effective Date among the Lessee, the Original Lessor, the Original Agent and the Participants, in the form of Exhibit S to the Participation Agreement, as
                                 ----------------------------------------
the respective rights and obligations of the Original Lessor and the Original Agent thereunder have been assigned to the Lessor and the Agent as of July 12, 2000.

     "Casualty" means any damage or destruction of all or any portion of the
      --------
Property as a result of a fire or other casualty.

     "CERCLA" means the Comprehensive Environmental Response, Compensation, and
      ------
Liability Act of 1980, 42 U.S.C. (S)(S) 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986.

     "Certifying Party" is defined in Section 26.1 of the Lease.
      ----------------                -------------------------

     "Change of Control" means with respect to the Lessee, the occurrence of any
      -----------------
of the following events: (a) any person or group of persons (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, but excluding any employee benefit plan of the Lessee or its Subsidiaries, or any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) shall become the "beneficial owner" (within the meaning of Rules 13d-3 and 13d-5 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, except that such a person

                                    [7-A]-5
or group shall be deemed to have "beneficial ownership" of all securities that such person or group has the right to acquire (such right, an "option right"), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of forty percent (40%) or more of the outstanding Equity Securities of the Lessee entitled to vote for members of the board of directors, or (B) during any period of twelve (12) consecutive months, a majority of the members of the board of directors of the Lessee cease to be composed of individuals (i) who were members of that board on the first day of such period, (ii) whose election or nomination to that board was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or (iii) whose election or nomination to that board was approved by individuals referred to in clauses
(i) and (ii) above constituting at the time of such election or nomination at least a majority of that board.

     "Change of Law" is defined in Section 13.9 of the Participation Agreement.
      -------------                -------------------------------------------

     "Claims" means any and all obligations, liabilities, losses, actions,
      ------
suits, judgments, penalties, fines, claims, demands, settlements, costs and expenses (including, without limitation, reasonable legal fees and expenses) of any nature whatsoever, including, as they relate to issues involving any Environmental Law or Environmental Violation, those matters set forth in Section
                                                                         -------
13.3 of the Participation Agreement.
-----------------------------------

     "Closing Date" is defined in Section 2 of the Participation Agreement.
      ------------                ----------------------------------------

     "Code" means the Internal Revenue Code of 1986, as amended from time to
      ----
time, or any successor statute thereto.

     "Collateral" means the Collateral under the Cash Collateral Agreement.
      ----------

     "Commitment" means (i) as to any Participant, the obligation of such
      ----------
Participant to purchase a Participation Interest in Advances to be made by the Lessor under the Participation Agreement, in an aggregate amount at any one time outstanding not to exceed the amount set forth opposite such Participant's name on Schedule I to the Participation Agreement, as such amount may be reduced from
   -----------------------------------------
time to time in accordance with the provisions of the Participation Agreement, and (ii) as to the Lessor, the obligation of the Lessor to make Advances from amounts received from the Participants pursuant to the purchase of Participation Interests under the Participation Agreement.

     "Commitment Percentage" means, as to any Participant at any time, the
      ---------------------
percentage which such Participant's Commitment then constitutes of the aggregate Commitments of the Participants (or, at any time after the Commitments of the Participants shall have expired or terminated, the percentage which the aggregate amount of such Participant's Participation Interest then outstanding constitutes of the aggregate amount of the Participation Interests then outstanding).

     "Commitment Period" means the period from and including the Effective Date
      -----------------
to but not including the earlier of the Completion Date or the Outside Completion Date, or such earlier date on which the Commitments shall terminate as provided in the Operative Documents or such later date as may be provided for the Completion of construction in the Construction Agency Agreement due to the existence of a Force Majeure Event.

                                    [7-A]-6

     "Completion" means such time as (i) the conditions set forth in Section 7
      ----------                                                     ---------
of the Participation Agreement are satisfied and (ii) the Improvements are ready
------------------------------
for occupancy.

     "Completion Date" means, with respect to the Property, the date on which
      ---------------
Completion of the Improvements on such Property has occurred.

     "Compliance Certificate" means a certificate substantially in the form of
      ----------------------
Exhibit Q, properly completed and signed by a Responsible Officer of the Lessee.
---------

     "Condemnation" means any condemnation, requisition, confiscation, seizure
      ------------
or other taking or sale of the use, access, occupancy, easement rights or title to the Property or any part thereof, wholly or partially (temporarily or permanently), by or on account of any actual or threatened eminent domain proceeding or other taking of action by any Person having the power of eminent domain, including an action by a Governmental Authority to change the grade of, or widen the streets adjacent to, the Property or alter the pedestrian or vehicular traffic flow to the Property so as to result in change in access to the Property, or by or on account of an eviction by paramount title or any transfer made in lieu of any such proceeding or action. A "Condemnation" shall be deemed to have occurred on the earliest of the dates that use, occupancy or title is taken.

     "Confidential Information" is defined in Section 15.13 of the Participation
      ------------------------                ----------------------------------
Agreement.
---------

     "Consent to Assignment" is defined in the definition of the term
      ---------------------
"Assignment of Lease".

     "Consent to Construction Agency Agreement Assignment" means the Consent
      ---------------------------------------------------
dated as of the Effective Date by the Lessee to the Construction Agency Agreement Assignment in the form attached to the Construction Agency Agreement Assignment.

     "Consolidated EBITDA" means, for any period, for the Lessee and its
      -------------------
Subsidiaries on a consolidated basis, an amount equal to the sum of (a) Consolidated Net Income, (b) Consolidated Interest Charges, (c) the amount of taxes, based on or measured by income, used or included in the determination of such Consolidated Net Income, (d) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, (e) the amount written off in connection with In-Process Research & Development related to the Meridian Acquisition in the second fiscal quarter of year 2000, (f) the charge taken in the fourth fiscal quarter of year 2000 in connection with DSS, and (g) the amount of any charges taken in connection with In-Process Research & Development associated with Acquisitions (other than any charge included in clause (e) above) provided that (i) any such charges are taken during the fiscal
                  --------
quarter in which the related Acquisition was completed, and (ii) for purposes of calculating In-Process Research & Development charges under this clause (g), the
                                                                 ----------
aggregate amount of any such charges does not exceed $100,000,000 from and after the First Amendment Effective Date; provided that; in respect of any period (or
                                    --------
partial period) prior to the Maxtor Merger Effective Time, "Consolidated EBITDA" shall be determined solely in respect of the DSS Business on a stand-alone basis, based upon the then-current DSS Combined Financial Statements.

     "Consolidated Funded Indebtedness" means, as of any date of determination,
      --------------------------------
for the Lessee and its Subsidiaries on a consolidated basis, the sum of (a) the outstanding principal amount of all obligations and liabilities, whether current or long-term, for borrowed money (including obligations under the Loan Documents to the extent consisting of principal), (b) that portion of obligations with respect to Capital Leases that would in conformity with GAAP be

                                    [7-A]-7
capitalized on the consolidated balance sheet of the Lessee and its Subsidiaries, and (c) Synthetic Lease Obligations; provided that in respect of
                                                   --------
any date prior to the Maxtor Merger Effective Time, "Consolidated Funded Indebtedness" shall be determined solely in respect of the DSS Business on a stand-alone basis, based upon the then-current DSS Combined Financial Statements.

     "Consolidated Interest Charges" means, for any period, for the Lessee and
      -----------------------------
its Subsidiaries on a consolidated basis, the sum of (a) all interest, premium payments, fees, charges and related expenses payable by the Lessee and its Subsidiaries in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, (b) the portion of rent payable by the Lessee and its Subsidiaries with respect to such period under Capital Leases that is treated as interest in accordance with GAAP and (c) the portion of rent under any Synthetic Lease Obligation that would be treated as interest in accordance with GAAP if the Synthetic Lease Obligation were treated as a Capital Lease under GAAP; provided that in respect of any date prior to the
                               --------
Maxtor Merger Effective Time, "Consolidated Interest Charges" shall be determined solely in respect of the DSS Business on a stand-alone basis, based upon the then-current DSS Combined Financial Statements.

     "Consolidated Net Income" means, for any period, for the Lessee and its
      -----------------------
Subsidiaries on a consolidated basis, the net income of the Lessee and its Subsidiaries from continuing operations after extraordinary items for that period after excluding the Maxtor Merger Net Charge in the case of the period in which it is recorded; provided that in respect of any period (or partial period)
                      --------
prior to the Maxtor Merger Effective Time, "Consolidated Net Income" shall be determined solely in respect of the DSS Business on a stand-alone basis, based upon the then-current DSS Combined Financial Statements.

     "Consolidated Tangible Net Worth" means, as of any date of determination,
      -------------------------------
for the Lessee and its Subsidiaries on a consolidated basis, Shareholders' Equity of the Lessee and its Subsidiaries on that date minus the Intangible Assets of the Lessee and its Subsidiaries on that date provided that in respect
                                                       --------
of any date prior to the Maxtor Merger Effective Time, "Consolidated Tangible Net Worth" shall be determined solely in respect of the DSS Business on a stand-alone basis, based upon the then-current DSS Combined Financial Statements.

     "Construction Agency Agreement" means the Construction Agency Agreement,
      -----------------------------
dated as of the Effective Date, between the Original Lessor and the Construction Agent, in the form of Exhibit M to the Participation Agreement, as the rights of the Original Lessor thereunder have been assigned to the Lessor as of July 12, 2000.

     "Construction Agency Agreement Assignment" means the Assignment of
      ----------------------------------------
Construction Agency Agreement, dated as of the Effective Date, from the Original Lessor to the Original Agent, for the benefit of the Participants, in the form of Exhibit N to the Participation Agreement, as the respective rights and
   ----------------------------------------
obligations of the Original Lessor and the Original Agent thereunder have been further assigned to the Lessor and the Agent as of July 12, 2000.

     "Construction Agency Agreement Event of Default" means a "Construction
      ----------------------------------------------
Agency Agreement Event of Default" as defined in Section 5.1 of the Construction
                                                 -------------------------------
Agency Agreement.
----------------

                                    [7-A]-8

     "Construction Agent" means the Lessee, as construction agent under the
      ------------------
Construction Agency Agreement.

     "Construction Commencement Date" is defined in Section 2.3 of the
      ------------------------------                ------------------
Construction Agency Agreement.
-----------------------------

     "Construction Period" means, with respect to the Property, the period
      -------------------
commencing on the Construction Commencement Date and ending on the earlier of the Completion Date and the Outside Completion Date for such Property.

     "Contractual Obligation" means, as to any Person, any provision of any
      ----------------------
security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

     "Covered Liabilities" is defined in Section 11.6 of the Participation
      -------------------                ---------------------------------
Agreement.
---------

     "Convertible Subordinated Debentures" means the 7% Convertible Subordinated
      -----------------------------------
Notes due 2004 issued by the Lessee pursuant to the Indenture dated as of August 1, 1997 and the Supplemental Indenture dated as of August 1, 1997 between the Lessee and LaSalle National Trust Company, N.A., as Trustee.

     "DSS" means DLT and Storage Systems Group, a reportable business segment of
      ---
the Lessee, as indicated in the Lessee's quarterly report filed with the Securities and Exchange Commission on form 10-Q on or about February 14, 2001.

     "DSS Business" means, collectively, all businesses and activities of the
      ------------
Lessee and its Subsidiaries, other than the HDD Business.

     "DSS Combined Financial Statements" means, collectively, the annual or
      ---------------------------------
quarterly (as the case may be) condensed combined balance sheet and statements of income and cash flow in respect of DSS on a stand-alone basis, prepared in a manner and in a form consistent with those contained in the Lessee's 2000 10-K and December 31, 2000 10-Q filings that were filed with the Securities and Exchange Commission on or about June 26, 2000 and February 14, 2000, respectively.

     "Deed" is defined in Section 6.1(e) of the Participation Agreement,
      ----                ---------------------------------------------
together with the quitclaim deed delivered by the Original Lessor to the Lessor as of July 12, 2000.

     "Default" means any event or condition which, with the lapse of time or the
      -------
giving of notice, or both, would constitute an Event of Default.

     "Defaulted Amount" is defined in Section 11.7 of the Participation
      ----------------                ---------------------------------
Agreement.
---------

     "Defaulting Participant" means, at any time, any of the Participants which
      ----------------------
at such time has (i) failed to make a payment when due to the Lessor equal to its Commitment Percentage of an Advance, (ii) has been notified of such failure by the Lessor, and (iii) has not cured such failure by making such payment, together with interest at the Late Payment Rate.

     "Depositary Bank" is defined in Section 1 of the Cash Collateral Agreement.
      ---------------                ------------------------------------------

                                    [7-A]-9

     "Designated Payment Date" means the Expiration Date, the Termination Date
      -----------------------
or other date of termination of the Lease.

     "Disclosure Letter" means the letter from the Lessee to the Lessor and the
      -----------------
Agent, dated the Effective Date, which identifies itself as the "Disclosure Letter" under the Participation Agreement.

     "Disposition" or "Dispose" means the sale, transfer, License Disposition or
      -----------      -------
other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal with or without recourse of any notes or accounts receivable or any rights and claims associated therewith.

     "Dollars" and "$" mean dollars in lawful currency of the United States of
      -------       -
America.

     "Effective Date" means August 22, 1997.
      --------------

     "Employee Benefit Plan" means any employee benefit plan within the meaning
      ---------------------
of Section 3(3) of ERISA maintained or contributed to by the Lessee or any ERISA Affiliate, other than a Multiemployer Plan.

     "End of the Term Report" is defined in Section 13.2 of the Participation
      ----------------------                ---------------------------------
Agreement.
---------

     "Environmental Audit" means a Phase One environmental site assessment (the
      -------------------
scope and performance of which meets or exceeds ASTM Standard Practice E1527-93 Standard Practice for Environmental Site Assessments: Phase One Environmental Site Assessment Process) of the Property to be leased by the Lessor on the Closing Date or of the Property to be remarketed under the Remarketing Option under the Lease.

     "Environmental Certificate" is defined in Section 6.1 of the Participation
      -------------------------                --------------------------------
Agreement.
---------

     "Environmental Law" means, whenever enacted or promulgated, any Federal,
      -----------------
state, county or local law, statute, ordinance, rule, regulation, license, permit, authorization, approval, covenant, criteria, guideline, administrative or court order, judgment, decree, injunction, code or requirement or any agreement with a Governmental Authority:

          (i) relating to pollution (or the cleanup, removal, remediation or encapsulation thereof, or any other response thereto), or the regulation or protection of human health, safety or the environment, including air, water, vapor, surface water, groundwater, drinking water, land (including surface or subsurface), plant, aquatic and animal life, or

          (ii) concerning exposure to, or the use, containment, storage, recycling, treatment, generation, discharge, emission, Release or threatened Release, transportation, processing, handling, labeling, containment, production, disposal or remediation of any Hazardous Substance, Hazardous Condition or Hazardous Activity; in each case as amended and as now or hereafter in effect, and any common law or equitable doctrine (including, without limitation, injunctive relief and tort doctrines such as negligence, nuisance, trespass and strict liability) that may impose liability or obligations for injuries (whether personal or property) or damages due to or threatened as a result of the presence of, exposure to, or ingestion of, any Hazardous Substance, whether such common law or

                                   [7-A]-10
     equitable doctrine is now or hereafter recognized or developed. Applicable laws include, but are not limited to, CERCLA; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. (S) 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. (S) 1251 et seq.; the Clean Air Act, 42 U.S.C. (S)(S) 7401 et seq.; the National Environmental Policy Act, 42 U.S.C. (S) 4321; the Refuse Act, 33 U.S.C. (S)(S) 401 et seq.; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. (S)(S) 1801-1812; the Toxic Substances Control Act, 15 U.S.C. (S)(S) 2601 et seq.; the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. (S)(S) 136 et seq.; the Safe Drinking Water Act, 42 U.S.C. (S)(S) 300f et seq.; and the Occupational Safety and Health Act of 1970, each as amended and as now or hereafter in effect, and their state and local counterparts or equivalents, including any regulations promulgated thereunder.

     "Environmental Violation" means any activity, occurrence or condition or
      -----------------------
omission that violates or results in non-compliance with any Environmental Law.

     "Equipment" means equipment, apparatus, furnishings, fittings and personal
      ---------
property of every kind and nature whatsoever purchased by the Lessor using the proceeds of the Participation Interests in the Advances now or subsequently attached to, contained in or used or usable in any way in connection with any operation or letting of the Property, including but without limiting the generality of the foregoing, all semiconductor manufacturing equipment, screens, awnings, shades, blinds, curtains, draperies, artwork, carpets, rugs, storm doors and windows, shelving, counters, furniture and furnishings, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilation, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, cleaning systems (including window cleaning apparatus), telephones, communication systems (including satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description.

     "Equipment Schedule" means each Equipment Schedule in the form of Exhibit B
      ------------------                                               ---------
to the Lease.
------------

     "Equity Securities" of any Person means (a) all common stock, preferred
      -----------------
stock, participations, shares, partnership interests or other equity interests in such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing, other than convertible debt securities which have not been converted into common stock, preferred stock, participations, shares, partnership interests or other equity interests in any such Person.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time or any successor Federal statute.

     "ERISA Affiliate" means any trade or business (whether or not incorporated)
      ---------------
under common control with the Lessee within the meaning of Sections 414(b) or
(c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

                                   [7-A]-11

     "ERISA Group" means the Lessee and all members of a controlled group of
      -----------
corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Lessee, are treated as a single employer under Section 414 of the Code.

     "Eurocurrency Reserve Requirements" means, for any day as applied to an
      ---------------------------------
Advance, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

     "Eurodollar Rate" means, with respect to each day during each Interest
      ---------------
Period, the rate per annum determined by the Agent to be the offered rate per annum at which deposits in Dollars appear with respect to such Interest Period on the Reuters Screen LIBOR Page (or any successor page), or if such offered rate is not available, then the rate per annum at which deposits in Dollars appear with respect to such Interest Period on the Telerate Page 3750 (or any successor page) in each case as of 11:00 a.m. (London time), two (2) Business Days prior to the beginning of such Interest Period or in the event that the foregoing offered rates are not available, then the average (rounded upward to the nearest whole multiple of one sixteenth of one percent per annum, if such average is not such a multiple) of the respective rates notified to the Agent by each of the Participants as the rates at which such Participant's Funding Office is offered Dollar deposits at or about 11:00 a.m. (London time), two (2) Business Days prior to the beginning of such Interest Period in the interbank Eurodollar market for delivery on the first day of such Interest Period for the number of days comprised therein in an amount comparable to the amount of the Advances estimated to be outstanding during such Interest Period.

     "Eurodollar Rate Advance" means on Advance bearing interest or Yield
      -----------------------
determined with reference to the Eurodollar Rate as provided in the Participation Agreement.

     "Event of Default" means a Lease Event of Default, a Construction Agency
      ----------------
Agreement Event of Default or a Guarantee Event of Default.

     "Excepted Payments" means:
      -----------------

          (a) all indemnity payments (including indemnity payments made pursuant to Section 13 of the Participation Agreement) to which the Lessor,
                 -----------------------------------------
     or any of its Affiliates, agents, officers, directors or employees is entitled;

          (b) any amounts (other than Basic Rent or amounts payable by Lessee pursuant to Section 16.2, Section 16.3, Section 16.4 or Articles XVII, XX
                 -------------------------------------------------------------
     or XXII of the Lease) payable under any Operative Document to reimburse the
     --------------------
     Lessor or any of its respective Affiliates (including the reasonable expenses of the Lessor incurred in connection with any such payment) for performing or complying with any of the obligations of the Lessee under and as permitted by any Operative Document, except to the extent that one or more Participants have indemnified the Lessor with respect thereto pursuant to the Participation Agreement;

                                   [7-A]-12

          (c) any amount payable to the Lessor by any Participant or transferee permitted under the Operative Documents of the interest of the Lessor as the purchase price of such Participant's Participation Interest;

          (d) any insurance proceeds (or payments with respect to risks self-insured or policy deductibles) under liability policies other than such proceeds or payments payable to the Agent or the Lessor;

          (e) any insurance proceeds under policies maintained by the Lessor;

          (f) Transaction Expenses or other amounts or expenses paid or payable to or for the benefit of the Lessor;

          (g) all right, title and interest of the Lessor to the Property or any portion thereof or any other property to the extent any of the foregoing has been released from the Lien of the Mortgage, the Assignment of Lease and the Construction Agency Agreement Assignment pursuant to the terms thereof following the payment of the Participant Balances of all of the Participants and all amounts due and owing to the Agent; and

          (h) any payments in respect of interest to the extent attributable to payments referred to in clauses (a) through (g) above.
                             -----------------------

     "Excess Investment" of the Lessor means the excess (if any) of the
      -----------------
outstanding Participant Balance of the Lessor in the Property from time to time over the amount that would have been the Lessor's Participant Balance if, in connection with all Advances actually made under the Participation Agreement, all Participants had paid to the Lessor an amount equal to such Advances times their respective Commitment Percentages, as such excess may be determined by the Lessor. Absent the existence of a Defaulting Participant, a failure by Participant to make a payment required by Section 3.4 of the Participation
                                          --------------------------------
Agreement or some other unexpected contingency, it is expected that the Lessor
---------
will have no Excess Investment.

     "Excess Proceeds" means the excess, if any, of the aggregate of all awards,
      ---------------
compensation or insurance proceeds payable in connection with a Casualty or Condemnation over the Asset Termination Value paid by the Lessee pursuant to Articles XIV and XV of the Lease with respect to such Casualty or Condemnation.
--------------------------------

     "Excess Reimbursement" is defined in Section 11.6 of the Participation
      --------------------                ---------------------------------
Agreement.
---------

     "Existing Financing" means the debt and equity financing provided to the
      ------------------
Existing Owner to purchase and/or construct the Land Interest and any Improvements.

     "Existing Participants" means the lenders and holders of equity interests
      ---------------------
under the Existing Financing.

     "Existing Owner" means Schuck Holdings LLC, a Colorado limited liability
      --------------
company.

     "Expiration Date" means the later of (i) April 19, 2003, or (ii) the
      ---------------
scheduled expiration of any Renewal Term, if any.

                                   [7-A]-13

     "Expiration Date Purchase Obligation" means the Lessee's obligation,
      -----------------------------------
pursuant to Section 20.2 of the Lease, to purchase all (but not less than all)
            -------------------------
of the Property on the Expiration Date.

     "Fair Market Sales Value" means, with respect to the Property, the amount,
      -----------------------
which in any event shall not be less than zero, that would be paid in cash in an arm's-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, for the ownership of the Property. The Fair Market Sales Value of the Property shall be determined based on the assumption that, except for purposes of Article XVII of the Lease and Section 13.2 of the Participation
                -------------------------     ---------------------------------
Agreement, the Property is in the condition and state of repair required under
---------
Section 10.1 of the Lease and the Lessee is in compliance with the other
-------------------------
requirements of the Operative Documents.

     "Federal Funds Effective Rate" means, for any day, an interest rate per
      ----------------------------
annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of quotations for such day on such transaction received by the Agent from three Federal funds brokers of recognized standing selected by it.

     "Fee Letter" means the letter from the Lessee to the Agent, The Bank of
      ----------
Nova Scotia and KeyBank National Association, dated as of July 12, 2000.

     "Financial Statements" means, with respect to any accounting period for any
      --------------------
Person, consolidated statements of income, shareholders' equity and cash flows of such Person for such period, and a balance sheet of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding annual audit, all prepared in reasonable detail and in accordance with GAAP.

     "First Amendment Effective Date" means March 28, 2001.
      ------------------------------

     "Fixtures" means all fixtures relating to the Improvements, including all
      --------
components thereof, located in or on the Improvements which are acquired with Advances and all replacements and Modifications thereto, other than Lessee's Property.

     "Force Majeure Event" means with respect to the Property any event (the
      -------------------
existence or potentiality of which was not known and could not have been discovered through the exercise of due diligence by the Lessee prior to the Closing Date) beyond the reasonable control of the Construction Agent, other than a Casualty or Condemnation, including, but not limited to, strikes, lockouts, adverse soil conditions, acts of God, adverse weather conditions, inability to obtain labor or materials, government activities, civil commotion and enemy action; but excluding any event, cause or condition that results from the Construction Agent's financial condition or failure to pay or any event, cause or condition which could be remedied through the exercise of commercially reasonable efforts or the commercially reasonable expenditure of funds.

     "Funding Date" means any Business Day on which Advances are funded pursuant
      ------------
to the Participation Agreement.

                                   [7-A]-14

     "Funding Losses" means with respect to any repayment, prepayment or
      --------------
conversion of any Eurodollar Rate Advance, the amount (which shall not be less than zero) computed in accordance with the following formula:

     Funding Losses      =        (R - T x P x D)
                                  ---------------
                                        360

     Where     R         =    the interest rate or Yield that was or would have
                              been applicable to such Eurodollar Rate Advance;

               T         =    the Eurodollar Rate for the date of such
                              repayment, prepayment, conversion, failure to borrow, failure to contribute or failure to convert for new Eurodollar Rate Advances, of the same principal amount or equity contribution made for an assumed Interest Period (the "Remaining
                              Period") which begins on the date of such repayment, prepayment, conversion, failure to borrow, failure to contribute or failure to convert and ends on the last day of the actual
                              Interest Period that was or would have been applicable to the Eurodollar Rate Advance that was repaid, prepaid or converted or that was not borrowed, contributed or converted;

               P         =    the principal amount of the Eurodollar Rate
                              Advance that was repaid, prepaid or converted or that was not borrowed, contributed or converted;
                              and

               D         =    the number of days in the Remaining Period.

     "Funding Office" means the office of each Participant identified on
      --------------
Schedule II to the Participation Agreement as its Funding Office.
------------------------------------------

     "Funding Request" is defined in Section 3.4 of the Participation Agreement.
      ---------------                ------------------------------------------

     "GAAP" means generally accepted accounting principles set forth in the
      ----
opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession, that are applicable to the circumstances as of the date of determination, consistently applied. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Operative Document, and either the Lessee or the Required Participants shall so request, the Agent, the Participants and the Lessee shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Participants), provided that,
                                                             --------
until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (b) the Lessee shall provide to the Agent and the Participants financial statements and other documents required under the Operative Documents or as reasonably requested thereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

                                   [7-A]-15

     "Governmental Action" means all permits, authorizations, registrations,
      -------------------
consents, approvals, waivers, exceptions, variances, orders, judgments, written interpretations, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Applicable Law, and shall include, without limitation, all environmental and operating permits and licenses that are required for the full use, occupancy, zoning and operation of the Property.

     "Governmental Authority" means (a) any international, foreign, federal,
      ----------------------
state, county or municipal government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality, central bank or public body, or (c) any court, administrative tribunal or public utility.

     "Gross Proceeds" is defined in Section 22.1(k) of the Lease.
      --------------                ----------------------------

     "Guarantee" means the Guarantee executed by the Guarantor in favor of the
      ---------
Original Agent, for the benefit of the Participants, in the form of Exhibit O to
                                                                    ------------
the Participation Agreement, as the rights of the Original Agent thereunder have
---------------------------
been assigned to the Agent as of July 12, 2000.

     "Guarantee Event of Default" is defined in the Guarantee.
      --------------------------

     "Guarantor" means Quantum Corporation, a Delaware corporation.
      ---------

     "Guaranty Obligation" means, as to any Person, any (a) guaranty by such
      -------------------
Person of Indebtedness of, or other obligation payable or performable by, any other Person or (b) assurance, agreement, letter of responsibility, letter of awareness, undertaking or arrangement given by such Person to an obligee of any other Person with respect to the payment or performance of an obligation by, or the financial condition of, such other Person, whether direct, indirect or contingent, including any purchase or repurchase agreement covering such obligation or any collateral security therefor, any agreement to provide funds (by means of loans, capital contributions or otherwise) to such other Person, any agreement to support the solvency or level of any balance sheet item of such other Person or any "keep-well" or other arrangement of whatever nature, in each such case, given for the purpose of assuring or holding harmless such obligee against loss with respect to any obligation of such other Person; provided,
                                                                  --------
however, that the term Guaranty Obligation shall not include endorsements of
-------
instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, covered by such Guaranty Obligation or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Person in good faith.

     "Hazardous Activity" means any activity, process, procedure or undertaking
      ------------------
that directly or indirectly (i) produces, generates or creates any Hazardous Substance; (ii) causes or results in (or threatens to cause or result in) the Release of any Hazardous Substance into the environment (including air, water vapor, surface water, groundwater, drinking water, land (including surface or subsurface), plant, aquatic and animal life); (iii) involves the containment or storage of any Hazardous Substance; or (iv) would be regulated as hazardous waste treatment, storage or disposal within the meaning of any Environmental Law.

                                   [7-A]-16

     "Hazardous Condition" means any condition that violates or threatens to
      -------------------
violate, or that results in or threatens noncompliance with, any Environmental Law.

     "Hazardous Substance" means any of the following:  (i) any petroleum or
      -------------------
petroleum product, explosives, radioactive materials, asbestos, formaldehyde, polychlorinated biphenyls, lead and radon gas; (ii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste or pollutant, in each case whether naturally occurring, man-made or the by-product of any process, that is toxic, harmful or hazardous to the environment or human health or safety; or (iii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste or pollutant that would support the assertion of any claim under any Environmental Law, whether or not defined as hazardous as such under any Environmental Law.

     "HDD" means Hard Disk Drive Group, a reportable business segment of the
      ---
Lessee, as indicated in the Lessee's quarterly report filed with the Securities and Exchange Commission on form 10-Q on or about February 14, 2001.

     "HDD Assets" has the meaning specified in Section 4.14 of the HDD General
      ----------                               -------------------------------
Assignment Agreement, subject to Section 5.16(d) of the HDD General Assignment
--------------------             ---------------------------------------------
Agreement.
---------

     "HDD Business" has the meaning specified in Section 4.16 of the HDD General
      ------------                               -------------------------------
Assignment Agreement.
--------------------

     "HDD Convertible Debt Portion" means the pro rata portion described on
      ----------------------------
Schedule 1 attached hereto.
--------------------------

     "HDD General Assignment Agreement" means that General Assignment and
      --------------------------------
Assumption Agreement dated as of the Maxtor Merger Effective Date among the Lessee, Spinco and Maxtor.

     "HDD Redemption" means the redemption by the Lessee of all or substantially
         -----------
all of the outstanding HDD common stock, par value $0.01 per share, of the Lessee, in exchange for common stock of Spinco.

     "HDD Separation Agreement" means that Separation and Redemption Agreement
      ------------------------
dated as of the Maxtor Merger Effective Date, among the Lessee, Spinco and Maxtor.

     "Impositions" means, except to the extent described in the following
      -----------
sentence, any and all liabilities, losses, expenses, costs, charges and Liens of any kind whatsoever for fees, taxes, levies, imposts, duties, charges, assessments or withholdings ("Taxes") including (i) real and personal property
                              -----
taxes, including personal property taxes on any property covered by the Lease that is classified by Governmental Authorities as personal property, and real estate or ad valorem taxes in the nature of property taxes; (ii) sales taxes, use taxes and other similar taxes (including rent taxes and intangibles taxes);
(iii) any excise taxes; (iv) real estate transfer taxes, mortgage taxes, conveyance taxes, stamp taxes and documentary recording taxes and fees; (v) taxes that are or are in the nature of franchise, income, value added, privilege and doing business taxes, license and registration fees; (vi) assessments on the Property, including all assessments for public improvements or benefits, whether or not such improvements are commenced or completed within the Term; and (vii) any tax, Lien, assessment or charge asserted, imposed or assessed by the PBGC or any governmental authority succeeding to or performing functions similar to, the PBGC, and in each case all interest, additions to tax and penalties thereon, which

                                   [7-A]-17
at any time prior to, during or with respect to the Term or in respect of any period for which the Lessee shall be obligated to pay Supplemental Rent, may be levied, assessed or imposed by any Governmental Authority upon or with respect to (a) the Property or any part thereof or interest therein; (b) the purchase, sale, leasing, financing, refinancing, demolition, construction, alteration, substitution, subleasing, assignment, control, condition, occupancy, servicing, maintenance, repair, ownership, possession, activity conducted on, delivery, insuring, use, operation, improvement, transfer of title, return or other disposition of the Property or any part thereof or interest therein; (c) the Participation Interests with respect to the Property or any part thereof or interest therein; (d) the rentals, receipts or earnings arising from the Property or any part thereof or interest therein; (e) the Operative Documents, the performance thereof, or any payment made or accrued pursuant thereto; (f) the income or other proceeds received with respect to the Property or any part thereof or interest therein upon the sale or disposition thereof; (g) any contract (including the Construction Agency Agreement) relating to the construction, acquisition or delivery of the Improvements or any part thereof or interest therein; or (h) otherwise in connection with the transactions contemplated by the Operative Documents.

     The term "Imposition" shall not mean or include the following (except to the extent that such Taxes apply in consequence of the Lease being treated other than as a loan for purposes of such Taxes and exceed the amount of such Taxes that would have applied if the Lease had been so treated as a loan:

          (1) Taxes and impositions (other than Taxes that are, or are in the nature of, sales, use, transfer or property taxes) that are imposed on an Indemnitee by the United States federal or any foreign government that are based on or measured by the net income (including taxes based on capital gains and minimum taxes) of such Person; provided, that this clause (1)
                                                                  ----------
     shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

          (2) Taxes and impositions (other than Taxes that are, or are in the nature of, sales, use, transfer or property taxes) that are imposed by any state or local jurisdiction or taxing authority within any state or local jurisdiction and that are franchise taxes or are based upon or measured by net income or net receipts; provided, that this clause (2) shall not be
                                                     ----------
     interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made (anything to the contrary notwithstanding, nothing in the Operative Documents shall be construed to impose upon Lessee any liability for Taxes imposed upon an Indemnitee to the extent imposed with respect to any activities of such Indemnitee other than under the transactions contemplated by the Operative Documents);

          (3) any Taxes or imposition for so long as, but only for so long as, it is being contested in accordance with the provisions of Section 13.5 of
                                                                ---------------
     the Participation Agreement;
     ---------------------------

          (4) any Taxes which are imposed on an Indemnitee as a result of the gross negligence or willful misconduct of such Indemnitee itself (as opposed to gross negligence or willful misconduct imputed to such Indemnitee), but not Taxes imposed as a result of ordinary negligence of such Indemnitee; or

                                   [7-A]-18

          (5) any Taxes or imposition to the extent, but only to such extent, it relates to any act, event or omission that occurs after the termination of the Lease and redelivery or sale of the Property in accordance with the terms of the Lease (but not any Taxes or imposition that relates to any period prior to such termination and redelivery).

Any Taxes excluded from the defined term "Imposition" in any one of the foregoing clauses (1) through (4) shall not be construed as constituting an
          -----------------------
Imposition by any provision of any other of the aforementioned clauses. For purposes of the foregoing, taxes based upon or measured by net income shall be deemed to include, without limitation, any Imposition that qualifies as an "income tax" within the meaning of United States Treasury Regulation Section 1.901-2.

     "Improvements" means all buildings, structures, Fixtures, Equipment, and
      ------------
other improvements of every kind existing on the Land Interest Acquisition Date and at any time and from time to time and either constructed pursuant to the Construction Agency Agreement or those purchased with amounts advanced by the Participants pursuant to the Participation Agreement (or those becoming the property of the Lessor pursuant to Article XI of the Lease) on or under the Land
                                   -----------------------
Interest, together with any and all appurtenances to such buildings, structures, or improvements, including sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including all Modifications and other additions to or changes in the Improvements at any time, other than Lessee's Property.

     "Indebtedness" means, as to any Person at any date of determination, all
      ------------
items which would, in conformity with GAAP, be classified as liabilities on a balance sheet of such Person as at such date excluding (i) trade and other
                                             ---------
accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue for a period of more than sixty (60) days (unless contested in good faith by the Lessee or any Subsidiary), (ii) deferred taxes, and (iii) accrued interest and expenses, except to the extent capitalized, and in any event including:
                              ---------

          (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

          (b) any direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), banker's acceptances, bank guaranties, surety bonds and similar instruments;

          (c) whether or not so included as liabilities in accordance with GAAP, net obligations under any Swap Contract in an amount equal to (x) if such Swap Contract has been closed out, the termination value thereof, or
     (y) if such Swap Contract has not been closed out, the mark-to-market value thereof determined on the basis of readily available quotations provided by any recognized dealer in such Swap Contract;

          (d) whether or not so included as liabilities in accordance with GAAP and whether with or without recourse, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements);

                                   [7-A]-19

          (e) lease payment obligations under Capital Leases or Synthetic Lease Obligations; and

          (f) all Guaranty Obligations of such Person in respect of any of the foregoing obligations of any other Person.

     For all purposes of the Operative Documents, the Indebtedness of any Person shall include, at any such time as such partnership or joint venture is not Solvent, the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person (subject to customary recourse exceptions acceptable to the Required Participants).

     "Indemnitee" means the Lessor, the Agent, the Participants, their
      ----------
respective Affiliates and their respective successors, assigns, directors, shareholders, partners, officers, employees and agents.

     "In-Process Research & Development" means purchased in-process research and
      ---------------------------------
development, as specified on the Lessee's statement of income in accordance with GAAP.

     "Insurance Requirements" means all terms and conditions of any insurance
      ----------------------
policy required by the Lease to be maintained by the Lessee, and all requirements of the issuer of any such policy.

     "Intangible Assets" means assets that are required to be disclosed as
      -----------------
intangible assets in accordance with GAAP on the Lessee's balance sheet, including customer lists, goodwill, computer software, copyrights, trade names, trade marks, patents, unamortized deferred charges, unamortized debt discount and capitalized research and development costs.

     "Interest Payment Advance" means any Advance made to fund the payment of
      ------------------------
interest or Yield accruing on the Advances during the Construction Period.

     "Interest Period" means, with respect to any Advance:
      ---------------

          (a)  during the Syndication Period:

               (i) initially, the period commencing on the funding with respect to such Advance and ending one (1) month thereafter; and

               (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Advance and ending one month thereafter; and

          (b) subsequent to the Syndication Period, each period commencing on the last day of the next preceding Interest Period applicable to such Advance and ending one, two (2), three (3) or six (6) months thereafter, as selected by the Lessee by irrevocable notice to the Lessor and the Agent not less than three (3) Business Days prior to the last day of the then current Interest Period with respect thereto; provided that, the foregoing provisions relating to Interest Periods are subject to the following:

                                   [7-A]-20

               (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

               (ii) any Interest Period that would otherwise extend beyond the Expiration Date shall end on the Expiration Date;

               (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of the Interest Period) shall end on the last Business Day of a calendar month;

               (iv) the Lessee shall select Interest Periods so as not to require a payment or prepayment of any Advance during an Interest Period for such Advance; and

               (v) if the Lessee shall fail to notify the Lessor and the Agent of the next Interest Period, such Advance shall automatically convert to an Alternate Base Rate Advance on the last day of the current Interest Period therefor.

     "Investment" means, as to any Person, any investment by such Person,
      ----------
whether by means of the purchase or other acquisition of stock or other securities of any other Person or by means of a loan, creating a debt, capital contribution, guaranty or other debt or equity participation or interest in any other Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

     "Investment Company Act" means the Investment Company Act of 1940, as
      ----------------------
amended, together with the rules and regulations promulgated thereunder.

     "Land Interest" means fee title to the parcel of real property described on
      -------------
Schedule 1 of the Lease Supplement and all Appurtenant Rights attached thereto.
----------------------------------

     "Land Interest Acquisition Cost" means, with respect to the Property, the
      ------------------------------
amount funded by the Lessor under the Participation Agreement as the purchase price of the Land Interest as set forth in the Acquisition Request therefor, including closing costs and fees in connection therewith.

     "Land Interest Acquisition Date" means the date on which the Lessor
      ------------------------------
acquires the Land Interest, which date shall be specified in the Acquisition Request.

     "Late Payment Rate" means (a) for each day (other than as set forth in
      -----------------
clause (b) of this definition) the Federal Funds Effective Rate or (b) for the
----------
purpose of computing interest on past due payments for each day following the fifth day after such payments first became due, a rate of two percent (2%) per annum in excess of the Alternate Base Rate then in effect; provided, the Late Payment Rate shall not, notwithstanding anything to the contrary herein contained, exceed the maximum rate of interest permitted by applicable law.

                                   [7-A]-21

     "Lease" means the Original Lease as amended and restated by the Amended and
      -----
Restated Master Lease, dated as of July 12, 2000, between the Lessor and the Lessee, together with the Lease Supplement and all Equipment Schedules thereto.

     "Lease Balance" means, as of any date of determination, an amount equal to
      -------------
(i) the sum of the outstanding amount of the Advances, all accrued and unpaid interest and Yield on the Advances, and all other amounts owing by the Lessee under the Operative Documents, less (ii) the sum of all payments received by the Lessor, the Agent or the Participant on account of payments to reduce the Lease Balance, including reductions resulting from payments by the Lessor, the Lessee and the Guarantor, proceeds from the sale of the Property and/or amounts realized from the Collateral pursuant to the Cash Collateral Agreement.

     "Lease Default" means any event or condition which, with the lapse of time
      -------------
or the giving of notice, or both, would constitute a Lease Event of Default.

     "Lease Event of Default" is defined in Section 17.1 of the Lease.
      ----------------------                -------------------------

     "Lease Supplement" means the Lease Supplement substantially in the form of
      ----------------
Exhibit A to the Lease together with all attachments and schedules thereto, as
----------------------
such Lease Supplement may be supplemented, amended or modified from time to time.

     "Lenders" means the lenders from time to time party to, and as defined in,
      -------
the Loan Documents.

     "Lessee" means Quantum Corporation, a Delaware corporation, as lessee under
      ------
the Lease, and its successors and assigns expressly permitted under the Operative Documents.

     "Lessee's Property" is defined in Section 11.1 of the Lease.
      -----------------                -------------------------

     "Lessor" means SELCO Service Corporation, as successor in interest to the
      ------
Original Lessor in its capacity as Lessor under the Lease, and its successors and assigns expressly permitted under the Operative Documents.

     "Lessor Financing Statements" means UCC financing statements appropriately
      ---------------------------
completed and executed for filing in the applicable jurisdiction in order to protect the Lessor's interest under the Lease to the extent the Lease is a security agreement.

     "Lessor Lien" means any Lien, true lease or sublease or disposition of
      -----------
title arising as a result of (a) any claim against the Lessor not resulting from the transactions contemplated by the Operative Documents, (b) any act or omission of the Lessor which is not required by the Operative Documents or is in violation of any of the terms of the Operative Documents, (c) any claim against the Lessor with respect to Taxes or Transaction Expenses against which Lessee is not required to indemnify the Lessor, pursuant to Sections 9 or 13.5 of the
                                                  -------------------------
Participation Agreement or (d) any claim against the Lessor arising out of any
-----------------------
transfer by the Lessor of all or any portion of the interest of the Lessor in the Property or the Operative Documents other than the transfer of title to or possession of the Property by the Lessor pursuant to and in accordance with the Lease or the Participation Agreement or pursuant to the exercise of the remedies set forth in Article XVII of the Lease.
             -------------------------

                                   [7-A]-22

     "Leverage Ratio" means, as of any date of determination, for the Lessee and
      --------------
its Subsidiaries on a consolidated basis, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated EBITDA for the period of the four fiscal quarters ending on, or ending most recently prior to, such date.

     "License Disposition" means, in respect of any patent, trademark,
      -------------------
copyright, mask work, trade secret or other intellectual property right owned or held by the Lessee or any of its Subsidiaries (the "IP Holder") which is
                                                    ---------
material to the Lessee or any of its Subsidiaries (together, "Material IP"), (a)
                                                              -----------
the granting by the IP Holder of an exclusive license across all or substantially all fields, uses or regions to any Person other than the Lessee or another Subsidiary, (b) the granting of any license by the IP Holder that conveys directly or indirectly to any Person other than the Lessee or its Subsidiaries all or substantially all of the economic value of such Material IP, or (c) the abandonment by the IP Holder of such Material IP.

     "Lien" means any mortgage, pledge, hypothecation, assignment, deposit
      ----
arrangement (including in the nature of, cash collateral accounts or security interests), encumbrance, lien (statutory or other), fixed or floating charge, or other security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable Requirements of Law of any jurisdiction), including the interest of a purchaser of accounts receivable.

     "Loan Documents" means (i) the Credit Agreement (3-Year), entered into as
      --------------
of April 19, 2000 and amended and restated as of the Restatement Date (as defined therein), among the Lessee as borrower, Bank of America, N.A. as administrative agent and letter of credit issuing lender, The Bank of Nova Scotia and the other financial institutions party thereto, and each note, letter of credit application, request for extension of credit, certificate, fee letter and other instrument or agreement from time to time executed by the Lessee or any of its Subsidiaries and delivered in connection with such agreement; and
(ii) the 364 Day Credit Agreement and each note, request for extension of credit, certificate, fee letter and other instrument or agreement from time to time executed by the Lessee or any of its Subsidiaries and delivered in connection with such agreement.

     "Marketing Period" and "Remarketing Period" mean the period commencing on
      ----------------       ------------------
the date one hundred eighty (180) days prior to the Expiration Date and ending on the Expiration Date or such other 180 day period as is referred to in Section
                                                                         -------
17.2(h) of the Lease.
--------------------

     "Material", "Materially", and "Material Adverse Effect" mean material to,
      --------    ----------        -----------------------
or a material adverse effect on, (i) the business, assets, operations or financial or other condition of the Lessee or the Guarantor and their respective Subsidiaries taken as a whole or, in respect of anytime prior to the Maxtor Merger Effective Time, to the DSS Business on a stand-alone basis, (ii) the ability of the Lessee or the Guarantor to perform its obligations under any of the Operative Documents, (iii) the value or condition of the Property or the Lessor's interests therein or title thereto, or (iv) the rights and remedies of the Lessor, the Agent and the Participants under the Participation Agreement or any other Operative Document taken as a whole.

     "Material Subsidiaries" means each Subsidiary of the Lessee which has
      ---------------------
assets with a total book value greater than ten percent (10%) of the consolidated total assets of the Lessee and its

                                   [7-A]-23

Subsidiaries, each determined as of the end of the fiscal quarter immediately preceding the date of determination.

     "Maturity Date" means April 19, 2003, unless extended in accordance with
      -------------
the provisions of Section 3.7(b) of the Participation Agreement.
                  ---------------------------------------------

     "Maxtor" means Maxtor Corporation, a Delaware corporation.
      ------

     "Maxtor Merger" means the merger between Spinco and Maxtor, undertaken
      -------------
pursuant to the Maxtor Merger Agreement.

     "Maxtor Merger Agreement" means that Amended and Restated Agreement and
      -----------------------
Plan of Merger and Reorganization dated as of October 3, 2000, by and among the Lessee, Spinco, Maxtor and Hawaii Acquisition Corporation, in substantially the form attached to the Lessee's Form 8-K/A filed with the Securities and Exchange Commission on or about December 14, 2000.

     "Maxtor Merger Documents" means the documents set forth on Schedule 1
      -----------------------                                   ----------
attached hereto under the caption "Maxtor Merger Documents" (each in a form
---------------
substantially identical to that filed as an exhibit to the Maxtor Merger S-4).

     "Maxtor Merger Effective Date" means the date of the effectiveness of the
      ----------------------------
Maxtor Merger.

     "Maxtor Merger Effective Time" means the time of the effectiveness of the
      ----------------------------
Maxtor Merger.

     "Maxtor Merger Net Charge" means an amount equal to the lesser of (i) the
      ------------------------
amount of the expense charge recorded by the Lessee in accordance with GAAP (whether arising from discontinued operations, the restructuring of the continuing DSS operations or the amortization of deferred compensation) in either the first fiscal quarter of fiscal year 2002 or the fourth fiscal quarter of fiscal year 2001, as the case may be, in connection with the Maxtor Merger minus any gain recorded by the Lessee in accordance with GAAP in connection with the sale of the HDD Business in such quarter and (ii) $75,000,000, but in any event not less than $0.

     "Maxtor Merger S-4" means that Registration Statement on Form S-4 filed by
      -----------------
Maxtor with the Securities and Exchange Commission on or about December 11, 2000, as amended on or about (i) January 23, 2001, (ii) February 16, 2001 and
(iii) February 28, 2001, together with all exhibits and attachments thereto, and as the prospectus contained in such Registration Statement was amended on or about March 7, 2001.

     "Meridian Acquisition" means the acquisition by DSS of Meridian Data, Inc.,
      --------------------
which was completed on or about September 10, 1999.

     "MKE" means Matsushita-Kotobuki Electronics Industries, Ltd., a Japanese
      ---
corporation.

     "Modifications" is defined in Section 11.1(a) of the Lease.
      -------------                ----------------------------

     "Moody's" means Moody's Investors Service, Inc. and any successor thereto
      -------
that is a nationally-recognized rating agency.

                                   [7-A]-24

     "Mortgage" means, with respect to the Property, a Construction Deed of
      --------
Trust, Security Agreement and Financing Statement substantially in the form attached as Exhibit P to the Participation Agreement, made by the Original
            ----------------------------------------
Lessor in favor of a trustee for the Original Agent for the benefit of the Participants and satisfactory in form and substance to the Agent and the Required Participants in order to create a first priority mortgage lien on the Lessor's fee interest in the Property and a first priority security interest in the Equipment, as the respective rights and obligations of the Original Lessor and the Original Agent thereunder have been assigned to the Lessor and the Agent as of July 12, 2000.

     "Mortgage Documents" is defined in Section 6.1 of the Participation
      ------------------                --------------------------------
Agreement.
---------

     "Mortgage Taxes" is defined in Section 6.1 of the Participation Agreement.
      --------------                ------------------------------------------

     "Multiemployer Plan" means any employee benefit plan of the type described
      ------------------
in Section 4001(a)(3) of ERISA.

     "Net Cure Proceeds" is defined in Section 11.8 of the Participation
      -----------------                ---------------------------------
Agreement.
---------

     "Net Proceeds" means all amounts paid in connection with any Casualty or
      ------------
Condemnation, and all interest earned thereon, less the expense of claiming and collecting such amounts, including all costs and expenses in connection therewith for which the Agent or the Lessor is entitled to be reimbursed pursuant to the Lease.

     "Net Sales Proceeds" means the Gross Proceeds actually received by the
      ------------------
Lessor upon any sale by the Lessor of any part of the Property pursuant to Articles XVII or XXII of the Lease, including, without limitation, (i) any such
----------------------------------
payments made to the Lessor by the Lessee or any purchaser, (ii) any Shortfall Amount paid to the Lessor by the Lessee, and (iii) any interest paid by the Lessee to the Lessor on past due amounts under the Lease; but excluding any payments applied by the Lessor to pay, or received by the Lessor as reimbursement for, bona fide costs of the sale and further excluding any excess net sales proceeds received from a purchaser that the Lessor is required to pay over to the Lessee. In the event that for any reason whatsoever, including a default by the Lessee, the Lessor does not sell the Property pursuant to the Lease on the Designated Payment Date, "Net Sales Proceeds" shall nonetheless include any Shortfall Amount actually received by the Lessor. Further, if the Lessor does not sell the Property pursuant to the Lease, then "Net Sales Proceeds" shall also include the excess, if any, of:

          (a) all rents and all sales, condemnation and insurance proceeds actually received by the Lessor from any sale or lease after the Designated Payment Date of any interest in, or because of any subsequent taking or damage to, the Property; over

          (b) the sum of (i) all costs of collecting the rents and proceeds described in the preceding clause (a) plus (ii) all ad valorem taxes,
                                ----------
     insurance premiums and other costs of every kind incurred by the Lessor with respect to the ownership, operation or maintenance of the Property.

However, for purposes of computing any excess described in the preceding sentence, costs described in clause (b) shall not include the Lessor's general
                             ----------
overhead costs or any costs for which the Participants have already paid the Lessor their Commitment Percentages thereof as required by Section 11.6 of the
                                                           -------------------
Participation Agreement.
-----------------------

                                   [7-A]-25

     "Net Security Proceeds" means, with respect to any sale or issuance of any
      ---------------------
Equity Securities or other security by any Person (including in the case of the Lessee, any sale or issuance of any Subordinated Debt), the aggregate consideration received by such Person from such sale or issuance less the actual
                                                                 ----
amount of fees and commissions payable to Persons other than such Person or any Affiliate of such Person.

     "Non-Consenting Participant" means any Participant which has denied, or is
      --------------------------
deemed to have denied, an Extension Request pursuant to Section 3.7 of the
                                                        ------------------
Participation Agreement.
-----------------------

     "Operative Documents" means the following:
      -------------------

          (a)  the Participation Agreement;

          (b)  the Lease and Lease Supplement;

          (c)  the Guarantee;

          (d) the Property Purchase Agreement, the Assignment of Purchase Agreement and the Deed;

          (e)  the Construction Agency Agreement;

          (f) the Assignment of Lease and each Supplement to the Assignment of Lease;

          (g)  the Consent to Assignment;

          (h)  the Equipment Schedules;

          (i)  the Mortgage;

          (j)  the Construction Agency Agreement Assignment;

          (k)  the Consent to Construction Agency Agreement Assignment;

          (l)  the Assignment of Construction Documents; and

          (m)  the Cash Collateral Agreement.

     "Ordinary Course Indebtedness" means:
      ----------------------------

          (a)  Indebtedness under the Loan Documents;

          (b) intercompany Guaranty Obligations of the Lessee or any of its Subsidiaries guarantying Indebtedness otherwise permitted hereunder of the Lessee or any Subsidiary of the Lessee (other than Snap Appliances);

          (c) Indebtedness arising from the honoring of a check, draft or similar instrument against insufficient funds or from the endorsement of instruments for collection in the ordinary course of the Lessee's or any Subsidiary's business;

                                   [7-A]-26

          (d)    Permitted Swap Obligations; and

          (e) Indebtedness of the Lessee or any of its Subsidiaries with respect to surety, appeal, indemnity, performance or other similar bonds in the ordinary course of business.

     "Ordinary Course Investments" means Investments consisting of:
      ---------------------------

          (a) Investments in other assets properly classified as "marketable securities" or "cash" or "cash equivalents" under GAAP, and which conform to the investment policies adopted by the Board of Directors of the Lessee from time to time;

          (b) advances to officers, directors and employees of the Lessee and its Subsidiaries for travel, entertainment, relocation and analogous ordinary business purposes;

          (c) Investments of the Lessee in any of its Subsidiaries (other than Snap Appliances) and Investments of any Subsidiary of the Lessee in the Lessee or another Subsidiary of the Lessee (other than Snap Appliances);

          (d) extensions of credit to customers or suppliers of the Lessee and its Subsidiaries in the ordinary course of business and any Investments received in satisfaction or partial satisfaction thereof;

          (e)    Guaranty Obligations permitted by Section 10.2(a) of the
                                                   ----------------------
     Participation Agreement;
     -----------------------

          (f) Investments received by the Lessee or any of its Subsidiaries as distributions on claims in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

          (g) Investments of any Subsidiary existing at the time it becomes a Subsidiary of the Lessee, provided that such Investments were not made in
                               --------
     anticipation of such Person becoming a Subsidiary of the Lessee; and

          (h) Investments consisting of loans to employees, officers and directors, the proceeds of which shall be used to purchase Equity Securities of the Lessee or its Subsidiaries and other loans to employees, officers and directors.

     "Ordinary Course Liens" means:
      ---------------------

          (a)    Liens pursuant to any Loan Document;

          (b) Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

          (c) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a

                                   [7-A]-27
     period of more than thirty (30) days or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

          (d) pledges or deposits in connection with worker's compensation, unemployment insurance and other social security legislation;

          (e) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (f) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of any Person;

          (g) attachment, judgment or other similar Liens arising in connection with litigation or other legal proceedings (and not otherwise an Event of Default hereunder) in the ordinary course of business that is currently being contested in good faith by appropriate proceedings, adequate reserves have been set aside, and no material property is subject to a material risk of loss or forfeiture;

          (h) Liens on the property or assets of any Subsidiary of the Lessee in favor of the Lessee or any other Subsidiary of the Lessee (other than Snap Appliances);

          (i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties and in connection with the importation of goods in the ordinary course of the Lessee's and its Subsidiaries' businesses;

          (j) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (x) such deposit account is
                                      --------
     not a dedicated cash collateral account and is not subject to restrictions against access by the Lessee in excess of those set forth by regulations promulgated by the Board, and (y) such deposit account is not intended by the Lessee or any Subsidiary to provide collateral to the depository institution; and

          (k) Liens on insurance proceeds in favor of insurance companies with respect to the financing of insurance premiums.

     "Original Agent" is defined in Recital A to the Participation Agreement.
      --------------

     "Original Executed Counterpart" is defined in Section 31.8 of the Lease.
      -----------------------------                -------------------------

     "Original Lessor" is defined in Recital A to the Participation Agreement.
      ---------------

     "Original Participation Agreement" is defined in Recital A to the
      --------------------------------                ----------------
Participation Agreement.
-----------------------

     "Outside Completion Date" means the second anniversary of the Effective
      -----------------------
Date.

                                   [7-A]-28

     "Overdue Rate" means, with respect to the Advances, fees or any other
      ------------
payment due under the Operative Documents, the interest rate then applicable to the Advances plus two percent (2%) per annum.

     "Partial Purchase Date" is defined in Section 20.5(b) of the Lease.
      ---------------------                ----------------------------

     "Partial Purchase Notice" is defined in Section 20.5(b) of the Lease.
      -----------------------                ----------------------------

     "Partial Purchase Option" is defined in Section 20.5(b) of the Lease.
      -----------------------                ----------------------------

     "Partial Purchase Option Price" is defined in Section 20.5(a) of the Lease.
      -----------------------------                ----------------------------

     "Participant's Letter" is defined in Section 12.1(b) of the Participation
      --------------------                ------------------------------------
Agreement.
---------

     "Participation Agreement" means the Original Participation Agreement as
      -----------------------
amended and restated by the Amended and Restated Participation Agreement, dated as of July 12, 2000, among the Lessee, the Lessor, the Participants and the Agent.

     "Participation Interest" means, as to each Participant, a participation
      ----------------------
interest in, or in the case of each Tranche C Participant, an equity investment in, the Lease and the right to receive that percentage of the following payments actually received by the Lessor from or on behalf of the Lessee as is set forth on Schedule I to the Participation Agreement, subject to the provisions of
   -----------------------------------------
Sections 3.11 - 3.21 and Section 11 of the Participation Agreement:  (i) Basic
------------------------------------------------------------------
Rent, (ii) Supplemental Rent, (iii) Asset Termination Value, (iv) Purchase Option Price, (v) Partial Purchase Option Price, (vi) Net Sales Proceeds, (vii) Residual Value Guarantee Amount, (viii) the Shortfall Amount, and (ix) other payments in respect of indemnities or pursuant to the Guarantee or the exercise of remedies under the Operative Documents, excluding, however, (x) any Excepted Payments and (y) as to a particular Participant, any payments on account of any Advances and any Required Supplemental Payments (and interest thereon) for which the Lessor has not received payment from such Participant of such Participant's Commitment Percentage thereof. For example, if the Lessor elects to pay for insurance required of the Lessee by the Lease because of the Lessee's failure to obtain such insurance, the Lessor's receipt of reimbursement for the cost of such insurance from the Lessee shall be included within "Participation Interest" for purposes of this Agreement only if such Participant has paid to the Lessor such Participant's Commitment Percentage of such cost pursuant to Section 11.6
                                                                  ------------
or Section 11.7 of the Participation Agreement.
----------------------------------------------

     "Participants" means each Person executing the Participation Agreement or a
      ------------
Participant's Letter as a Participant and purchasing a Participation Interest in the transactions contemplated by the Participation Agreement and the other Operative Documents.

     "Participant Balance" means for each Participant the sum of its Tranche A
      -------------------
Participation Interest Balance, its Tranche B Participation Interest Balance and its Tranche C Participation Interest Balance.

     "Payment Date" means (a) any Scheduled Payment Date and (b) any date on
      ------------
which interest or Yield is payable pursuant to Section 3.8(d) of the
                                               ---------------------
Participation Agreement in connection with any prepayment of the Advances.
-----------------------

                                   [7-A]-29

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity
      ----
succeeding to any or all of its functions under ERISA.

     "Pension Plan" means any "employee pension benefit plan" (as such term is
      ------------
defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Lessee or any ERISA Affiliate or to which the Lessee or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

     "Permitted Exceptions" means (a) the respective rights and interests of the
      --------------------
parties to the Operative Documents as provided in the Operative Documents; (b) the rights of any sublessee or assignee under a sublease or an assignment expressly permitted by the terms of the Lease; (c) Liens for Taxes that either are not yet due or are being contested in accordance with the provisions of

Section 13.1 of the Lease or Section 13.5 of the Participation Agreement; (d)
-------------------------    -------------------------------------------
Liens arising by operation of law, materialmen's, mechanics', workers', repairmen's, employees', carriers', warehousemen's and other like Liens in connection with any Modifications or arising in the ordinary course of business for amounts that either are not more than sixty (60) days past due or are being diligently contested in good faith by appropriate proceedings, so long as such proceedings satisfy the conditions for the continuation of proceedings to contest Taxes set forth in Section 13.1 of the Lease, and that have been bonded
                           -------------------------
for not less than the full amount in dispute (or as to which other security arrangements satisfactory to the Lessor have been made), which bonding (or arrangements) shall comply with applicable Requirements of Law, and has effectively stayed any execution or enforcement of such Liens; (e) Liens arising out of judgments or awards with respect to which appeals or other proceedings for review are being prosecuted in good faith and for the payment of which adequate reserves have been provided as required by GAAP or other appropriate provisions have been made, so long as such proceedings have the effect of staying the execution of such judgments or awards and satisfy the conditions for the continuation of proceedings to contest set forth in Section 13.1 of the
                                                        -------------------
Lease; (f) all encumbrances, exceptions, restrictions, easements, rights of way,
-----
servitudes, encroachments and irregularities in title, other than Liens which, in the reasonable assessment of the Agent, do not materially impair the value of the Property or the use of the Property for its intended purpose; (g) easements, rights of way and other encumbrances on title to the Property pursuant to

Section 12.2 of the Lease; (h) a Lien consisting of a deposit or pledge made, in
-------------------------
the ordinary course of business, in connection with, or to secure payment of, obligations under worker's compensation, unemployment insurance or similar legislation and (i) Liens of the types described in clauses (i), (ii) and (iv)
                                                    --------------------------
of Section 10.2(b) of the Participation Agreement and clauses (b), (d), (e) and
-------------------------------------------------     -------------------------
(h) of the definition of Ordinary Course Liens; provided, however, that
---                                             --------  -------
Permitted Exceptions shall in no event include Lessor's Liens.

     "Permitted Indebtedness" is defined in Section 10.2(a) of the Participation
      ----------------------                ------------------------------------
Agreement.
---------

     "Permitted Investments" is defined in Section 10.2(e) of the Participation
      ---------------------                ------------------------------------
Agreement.
---------

     "Permitted Liens" is defined in Section 10.2(b) of the Participation
      ---------------                ------------------------------------
Agreement.
---------

     "Permitted Receivables Facility" means one or more accounts receivable
      ------------------------------
financing arrangements including (a) the sale of accounts receivable and any related property by the Lessee and/or any of its Subsidiaries to a financing party or a special purpose vehicle, and/or (b) the

                                   [7-A]-30
granting of a security interest in accounts receivable and any related property by the Lessee and/or any of its Subsidiaries; provided, however, that the
                                              --------  -------
aggregate advances under all such accounts receivable financing arrangements shall not exceed $100,000,000 at any time.

     "Permitted Swap Obligations" means all obligations (contingent or
      --------------------------
otherwise) of the Lessee or any of its Subsidiaries existing or arising under Swap Contracts, provided that such obligations are (or were) entered into by
                --------
such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments or assets held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person in conjunction with a securities repurchase program not otherwise prohibited hereunder, and not for purposes of speculation or taking a "market view."

     "Person" means any individual, trustee, corporation, general partnership,
      ------
limited partnership, limited liability company, joint stock company, trust, unincorporated organization, bank, business association, firm, joint venture, Governmental Authority, or otherwise.

     "Plan" means any employee benefit plan maintained or contributed to by the
      ----
Lessee or by any trade or business (whether or not incorporated) under common control with the Lessee as defined in Section 4001(b) of ERISA and insured by the PBGC under Title IV of ERISA.

     "Plans and Specifications" means, with respect to the Property, the plans
      ------------------------
and specifications for the Improvements to be constructed on the Property.

     "Pricing Grid" means Schedule II to the Participation Agreement.
      ------------        ------------------------------------------

     "Prime Rate" means the per annum rate publicly announced by the Agent from
      ----------
time to time at its New York Branch. The Prime Rate is determined by the Agent from time to time as a means of pricing credit extensions to some customers and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by the Agent at any given time for any particular class of customers or credit extensions. Any change in the Alternative Base Rate resulting form a change in the Prime Rate shall become effective on the Business Day on which each change in the Prime Rate occurs.

     "Property" means (i) the Land Interest and (ii) all of the Improvements,
      --------
Equipment and Fixtures at any time located on or under such Land Interest other than Lessee's Property.

     "Property Balance" means, with respect to the Property, as of any date of
      ----------------
determination, an amount equal to (i) the sum of the outstanding amount of the Advances, all accrued and unpaid interest and Yield on the Advances, and all other amounts owing by the Lessee under the Operative Documents, less (ii) the sum of all payments received by the Lessor, the Agent or the Participant on account of payments to reduce the Property Balance, including reductions resulting from payments by the Lessor, the Lessee and the Guarantor and/or proceeds from the sale of the Property and/or amounts realized from the Collateral pursuant to the Cash Collateral Agreement.

     "Property Cost" means, with respect to the Property, the aggregate amount
      -------------
of the related Land Interest Acquisition Cost and the related Property Improvements Cost.

     "Property Improvements Cost" means, with respect to the Property, the
      --------------------------
amount funded to or on behalf of the Construction Agent by the Lessor under the Participation Agreement and the

                                   [7-A]-31

Construction Agency Agreement to construct any Improvements, Fixtures or Modifications and to purchase Equipment to be used on the Property in accordance with the Plans and Specifications therefor and the Operative Documents, as set forth in the Acquisition Request and Funding Requests therefor (including interest and Yield on the Advances during the Construction Period applied to such cost and funded by an Interest Payment Advance).

     "Property Purchase Agreement" means the Purchase and Sale Agreement, dated
      ---------------------------
as of July, 1997, between the Existing Owner and the Lessee, and assigned to the Original Lessor pursuant to the Assignment of Purchase Agreement, providing for the purchase of the Property by the Lessor on the Land Interest Acquisition Date.

     "Purchase Notice" is defined in Section 20.1 of the Lease.
      ---------------                -------------------------

     "Purchase Option" is defined in Section 20.1 of the Lease.
      ---------------                -------------------------

     "Purchase Option Price" is defined in Section 20.1 of the Lease.
      ---------------------                -------------------------

     "Quick Ratio" means, with respect to the Lessee and its Subsidiaries at any
      -----------
time, the ratio, determined on a consolidated basis in accordance with GAAP, of:
(a) the sum at such time of all (i) cash and cash equivalents of the Lessee and its Subsidiaries (excluding restricted cash), and (ii) accounts receivable of the Lessee and its Subsidiaries, less all reserves therefor; to (b) the sum at
                                                             --
such time of (i) the current liabilities of the Lessee and its Subsidiaries (including any such liabilities outstanding under the Loan Documents and the Operative Documents), plus (ii) to the extent not included in clause (i), the
                      ----                                    ----------
aggregate outstanding obligations under the Loan Documents with respect to the principal amount of loans, the undrawn face amount of letters of credit and unreimbursed drawings under letters of credit; provided that in respect of any
                                               --------
period (or partial period) prior to the Maxtor Merger Effective Time, the "Quick Ratio" shall be determined solely in respect of the DSS Business on a stand-alone basis, based upon the then-current DSS Combined Financial Statements.

     "Release" means any release, pumping, pouring, emptying, injecting,
      -------
escaping, leaching, dumping, seepage, spill, leak, flow, discharge, disposal or emission of a Hazardous Substance.

     "Remarketing Option" is defined in Section 22.1 of the Lease.
      ------------------                -------------------------

     "Remarketing Period" is defined in the definition "Marketing Period".
      ------------------

     "Renewal Option" is defined in Section 21.1(a) of the Lease.
      --------------                ----------------------------

     "Renewal Request" is defined in Section 21.1(a) of the Lease.
      ---------------                ----------------------------

     "Renewal Response Date" is defined in Section 21.1(a) of the Lease.
      ---------------------                ----------------------------

     "Renewal Term" means, individually, either of the two one-year periods
      ------------
which immediately follow April 19, 2003, with respect to which Lessee has exercised its Renewal Option pursuant to Section 21.1 of the Lease.
                                         -------------------------

     "Rent" means, collectively, the Basic Rent and the Supplemental Rent, in
      ----
each case payable under the Lease.

                                   [7-A]-32

     "Reportable Event" means any of the events set forth in Section 4043(b) of
      ----------------
ERISA or the regulations thereunder, a withdrawal from a Plan described in
Section 4063 of ERISA, or a cessation of operations described in Section 4062(e) of ERISA.

     "Requesting Party" is defined in Section 26.1 of the Lease.
      ----------------                -------------------------

     "Required Modification" is defined in Section 11.1(a) of the Lease.
      ---------------------                ----------------------------

     "Required Participants" means, at any time, Participants the Commitment
      ---------------------
Percentages of which aggregate at least sixty-six and two-thirds percent
(66 2/3%).

     "Required Supplemental Payments" means all payments of Supplemental Rent
      ------------------------------
that the Lessee has agreed to pay the Lessor under the Lease and the other Operative Agreements, other than (i) the Administrative Fee, (ii) Excepted Payments, (iii) Residual Value Guarantee Amount, (iv) Asset Termination Value,
(v) Purchase Option Price, (vi) Partial Purchase Option Price and (vii) interest or Yield accruing on any amount due from the Lessee, which amount is itself not a Required Supplemental Payment under this definition. For example, if the Lessor incurs attorneys' fees because of a breach by the Lessee of the Lease, the payments required of the Lessee by the Lease as reimbursement for such fees shall constitute a Required Supplemental Payment.

     "Requirement of Law" means all Federal, state, county, municipal and other
      ------------------
governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Property, the Improvements or the demolition, construction, use or alteration thereof, whether now or hereafter enacted and in force, including any that require repairs, modifications or alterations in or to the Property or in any way limit the use and enjoyment thereof (including all building, zoning and fire codes and the Americans with Disabilities Act of 1990, 42 U.S.C. (S) 1201 et. seq. and any other similar Federal, state or local laws or ordinances and the regulations promulgated thereunder) and any that may relate to environmental requirements (including all Environmental Laws), and all permits, certificates of occupancy, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments which are either of record or known to the Lessee affecting the Property, other than Lessor Liens, the Appurtenant Rights and any easements, licenses or other agreements entered into pursuant to Section 12.2 of the Lease.
                 -------------------------

     "Residual Value Guarantee Amount" means (i) during the Construction Period,
      -------------------------------
an amount equal to eighty-nine and nine-tenths percent (89.9%) of the Lease Balance, and (ii) at all other times, an amount equal to the aggregate Tranche A Participation Interest Balances of the Participants holding Tranche A Participation Interests.

     "Response Actions" means remove, removal, remedy, and remedial action as
      ----------------
those terms are defined in CERCLA, 42 U.S.C. (S) 9601.

     "Responsible Officer" means the President, any Vice President, the
      -------------------
Treasurer or Controller of the Lessee.

     "Responsible Officer's Certificate" means a certificate signed by any
      ---------------------------------
Responsible Officer, which certificate shall certify as true and correct the subject matter being certified to in such certificate.

                                   [7-A]-33

     "Restricted Payment" means:
      ------------------

          (a) the declaration or payment of any dividend or distribution by the Lessee or any Subsidiary, either in cash or property, on any shares of the capital stock of any class of the Lessee or any Subsidiary; and

          (b) any other payment or distribution by the Lessee or any Subsidiary in respect of its capital stock, either directly or indirectly.

     "Restructuring Date" means July 12, 2000, if all conditions described in
      ------------------
Schedule 6.4 to the Participation Agreement have been satisfied or waived or
-------------------------------------------
deferred as provided in Section 6.4 of the Participation Agreement.
                        ------------------------------------------

     "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-
      ---
Hill Companies, Inc., and any successor thereto that is a nationally-recognized rating agency.

     "Scheduled Payment Date" means (a) as to interest or Yield on any Advances
      ----------------------
having an Interest Period of three (3) months or less, the last day of each Interest Period, (b) as to interest or Yield on any Advances having an Interest Period longer than three (3) months, each day which is three (3) months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period, (c) as to interest or Yield on any Advances bearing interest at the Alternate Base Rate, the last day of each March, June, September and December, and (d) as to the principal amount or equity contribution amount of the Advances, each date indicated on Schedule 1 to the Lease as being a
                                        -----------------------
payment date with respect to such portion of the Property Cost, if any.

     "Securities Act" means the Securities Act of 1933, as amended, together
      --------------
with the rules and regulations promulgated thereunder.

     "Security Documents" means the collective reference to the Mortgage, the
      ------------------
Assignment of Lease, the Construction Agency Agreement Assignment, the Assignment of Construction Documents, the Cash Collateral Agreement and all other security documents hereafter delivered to the Agent granting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the Lessor to the Agent and the Participants under the Participation Agreement or of the Lessee to the Lessor under the Lease.

     "Senior Indebtedness" means, with respect to any Person at any time, all
      -------------------
Indebtedness of such Person other than Subordinated Debt.

     "Shareholders' Equity" means, as of any date of determination for the
      --------------------
Lessee and its Subsidiaries on a consolidated basis, shareholders' equity as of that date determined in accordance with GAAP.

     "Shortfall Amount" means, as of the Expiration Date, the amount that the
      ----------------
Asset Termination Value will exceed the aggregate of the Gross Proceeds and the Residual Value Guarantee Amount upon the completion of a sale of the Property pursuant to Article XXII of the Lease.
            -------------------------

     "Significant Casualty" means (i) a Casualty that results in an insurance
      --------------------
settlement on the basis of a total loss, or a constructive or compromised total loss, or (ii) a Casualty that in the reasonable, good faith judgment of the Lessee (as evidenced by a Responsible Officer's Certificate delivered to the Lessor pursuant to Section 16.1 of the Lease) either (a) renders the
                   -------------------------

                                   [7-A]-34

Property unsuitable for continued use as a commercial property of the type of such property immediately prior to such Casualty or (b) is so substantial in nature that restoration of the Property to substantially its condition as existed immediately prior to such Casualty would be impracticable or impossible.

     "Significant Condemnation" means (i) a Condemnation that involves a taking
      ------------------------
of Lessor's entire title to the related Land Interest, (ii) a Condemnation that results in loss of possession of the Property by the Lessee for a period in excess of one hundred eighty (180) consecutive days, or (iii) a Condemnation that in the reasonable, good faith judgment of the Lessee (as evidenced by a Responsible Officer's Certificate delivered to the Lessor pursuant to Section
                                                                      -------
16.1 of the Lease) either (a) renders the Property unsuitable for continued use
-----------------
as commercial of the type of such property immediately prior to such Condemnation or (b) is such that restoration of the Property to substantially its condition as existed immediately prior to such Condemnation would be impracticable or impossible.

     "Significant Event" means (i) a Significant Casualty, (ii) a Significant
      -----------------
Condemnation, (iii) an event where the restoration of the Property subject to a Casualty or Condemnation shall not be completed prior to the earlier of (A) the 180th day prior to the Expiration Date or (B) twelve (12) months following the occurrence of such Casualty or Condemnation or (iv) the occurrence of an Environmental Violation where the costs to clean up or remediate the same are reasonably estimated by the Lessee to exceed $5,000,000.

     "Snap Appliances" means Snap Appliances, Inc., a Delaware corporation.
      ---------------

     "Snap Appliances S-1" means that Registration Statement on Form S-1 filed
      -------------------
by Snap Appliances with the Securities and Exchange Commission on or about October 30, 2000, as amended on or about November 13, 2000, together with all exhibits and attachments thereto.

     "Snap Business" has the meaning specified in Section 4.20 of the Snap
      -------------                               ------------------------
General Assignment Agreement.
----------------------------

     "Snap Employee Matters Agreement" means that Employment Matters Agreement
      -------------------------------
to be entered into by the Lessee and Snap Appliances in connection with the Snap Spin-Off in a form substantially identical to the form of such agreement attached as an exhibit to the Snap Appliances S-1.

     "Snap General Assignment Agreement" means that General Assignment and
      ---------------------------------
Assumption Agreement to be entered into by the Lessee and Snap Appliances in connection with the Snap Spin-Off in a form substantially identical to the form of such agreement attached as an exhibit to the Snap Appliances S-1.

     "Snap Master Agreement" means that Master Separation and Distribution
      ---------------------
Agreement effective as of October 26, 2000 between the Lessee and Snap
Appliances.

     "Snap Spin-Off Documents" means the documents set forth on Schedule 1
      -----------------------                                   ----------
attached hereto under the caption "Snap Spin-Off Documents" together with any
---------------
and all other documents entered into pursuant thereto, in connection therewith or required thereby.

     "Snap Spin-Off" means (a) the contribution and assignment by the Lessee to
      -------------
Snap Appliances of certain assets and liabilities of the Lessee associated with the Snap Business,

                                   [7-A]-35
substantially in accordance with the terms of the Snap Master Agreement, (b) the consummation by Snap Appliances of an initial public offering following which the Lessee shall retain an ownership interest in not less than 80% of outstanding common stock of Snap Appliances, substantially in accordance with the Snap Appliances S-1 and (c) the distribution to the Lessee's shareholders of all or substantially all remaining shares of Snap Appliances pursuant to a tax-free reorganization.

     "Solvent" means, as to any Person at any time, that (i) the fair value of
      -------
the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (ii) the present fair saleable value of the property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (iii) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

     "Specified Event of Default" is defined in Section 17.1(q) of the Lease.
      --------------------------                ----------------------------

     "Spinco" means Insula Corporation, a Delaware corporation and, prior to the
      ------
Maxtor Merger Effective Time, a wholly-owned Subsidiary of the Lessee.

     "Subdivided Parcel" is defined in Section 20.5(a) of the Lease.
      -----------------                ----------------------------

     "Subordinated Debt" means the Convertible Subordinated Debentures and any
      -----------------
other subordinated debt permitted by clause (xi) of Section 10.2(a) of the
                                     -------------------------------------
Participation Agreement.
-----------------------

     "Subsidiary" of a Person means a corporation, partnership, joint venture,
      ----------
limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned or controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.

     "Supplemental Rent" means all amounts, liabilities and obligations (other
      -----------------
than Basic Rent) which Lessee assumes or agrees to pay to Lessor or any other Person under the Lease, or under any of the other Operative Documents, including, without limitation, payments of the Residual Value Guarantee Amount, the Shortfall Amount and payments pursuant to Sections 16.2, 16.3, 16.4 or 17.6
                                              ---------------------------------
of the Lease and Articles XX and XXII of the Lease.
------------     ---------------------------------

     "Supplement to Assignment of Lease" means the Supplement substantially in
      ---------------------------------
the form of Exhibit A to the Assignment of Lease together with all attachments
            ------------------------------------
and schedules thereto, as such Supplement to Assignment of Lease may be supplemented, amended or modified from time to time.

     "Swap Contract" means (a) any and all rate swap transactions, basis swaps,
      -------------
forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or

                                   [7-A]-36
equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., or any other master agreement (any such master agreement, together with any related schedules, as amended, restated, extended, supplemented or otherwise modified in writing from time to time, a "Master Agreement"), including any such obligations or
                 ----------------
liabilities under any Master Agreement.

     "Syndication Period" means the period commencing on the Effective Date and
      ------------------
concluding on the earlier of (i) the date which is ninety (90) days after the Effective Date or (ii) the date on which the Agent has syndicated Participation Interests to other Participants representing not less than seventy percent (70%) of the total Commitment set forth on Schedule I to the Participation Agreement.
                                     -----------------------------------------

     "Synthetic Lease Obligations" means all monetary obligations of a Person
      ---------------------------
under (a) a so-called synthetic, off-balance sheet or tax retention lease, or
(b) an agreement for the use or possession of property creating obligations which do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as secured debt of such Person.

     "Tax Loss" means any and all taxes (including interest and penalties) of
      --------
the Lessee or any of its Subsidiaries paid, or required to be paid, at any time as a result of the Maxtor Merger or HDD Redemption not qualifying to be treated as a tax free transaction or as part of a tax-free reorganization under the Code (or other applicable tax law), whether as a result of the IRS (or any other applicable taxing authority) making such a determination or otherwise.

     "Taxes" is defined in the definition of Impositions.
      -----

     "Term" is defined in Section 2.3 of the Lease.
      ----                ------------------------

     "Termination Date" is defined in Section 15.1(d), 16.2(a) and 17.2(e) of
      ----------------                ---------------------------------------
the Lease.
---------

     "Termination Notice" is defined in Section 16.1 of the Lease.
      ------------------                -------------------------

     "364 Day Commitment" means $53,600,000.
      ------------------

     "364 Day Credit Agreement" means the Credit Agreement (364-Day/1-Year),
      ------------------------
dated as of April 19, 2000, among the Lessee as borrower, Bank of America, N.A. as administrative agent, The Bank of Nova Scotia and the other financial institutions party thereto.

     "Threshold Amount" means $10,000,000.
      ----------------

     "Two Year Commitment" means $12,400,000. The Two Year Commitment expires
      -------------------
on the earlier of the Completion Date or the Outside Completion Date.

                                   [7-A]-37

     "Tranche A Participants" means those Participants purchasing a Tranche A
      ----------------------
Participation Interest in the Advances and maintaining a Tranche A Participation Interest Commitment.

     "Tranche A Participation Interest" means, (i) as to each Tranche A
      --------------------------------
Participant, such Participant's Tranche A Participation Interest Commitment Percentage, multiplied by the outstanding amount of all Advances as to which such Participant has funded its Tranche A Participation Interest Commitment Percentage under Section 3.4 of the Participation Agreement and (ii) as to all
                 ------------------------------------------
Tranche A Participants, 86.679162% of all outstanding Advances.

     "Tranche A Participation Interest Balance" means for each Tranche A
      ----------------------------------------
Participant as of any date of determination an amount equal to (i) the sum of such Tranche A Participant's Tranche A Participation Interest in all outstanding Advances, together with all accrued and unpaid interest thereon, and all other amounts owing by the Lessee to such Tranche A Participant under the Operative Documents, less (ii) the sum of all payments received by the Tranche A Participant on account of payments to reduce such Tranche A Participant's Tranche A Participation Interest, including reductions resulting from payments by the Lessor, the Lessee and the Guarantor and/or proceeds from the sale of the Property and/or amounts realized from the Collateral pursuant to the Cash Collateral Agreement.

     "Tranche A Participation Interest Commitment" is defined in Section 3.5 of
      -------------------------------------------                --------------
the Participation Agreement.
---------------------------

     "Tranche A Participation Interest Commitment Percentage" means (i) with
      ------------------------------------------------------
respect to all Participants in the aggregate, 86.679162% of the aggregate Commitments, and (ii) with respect to each Tranche A Participant, the percentage of the aggregate Commitments set forth after such Participant's Tranche A Participation Interest Commitment in Schedule I to the Participation Agreement.
                                     -----------------------------------------

     "Tranche B Participants" means those Participants purchasing a Tranche B
      ----------------------
Participation Interest in the Advances and maintaining a Tranche B Participation Interest Commitment.

     "Tranche B Participation Interest" means, (i) as to each Tranche B
      --------------------------------
Participant, such Tranche B Participant's Tranche B Participation Interest Commitment multiplied by the outstanding amount of all Advances as to which such Participant has funded its Tranche B Participation Interest Commitment Percentage under Section 3.4 of the Participation Agreement and (ii) as to all
                 ------------------------------------------
Tranche B Participants, 9.80000% of all outstanding Advances.

     "Tranche B Participation Interest Balance" means for each Tranche B
      ----------------------------------------
Participant as of any date of determination an amount equal to (i) the sum of such Tranche B Participant's Tranche B Participation Interest in all outstanding Advances, together with all accrued and unpaid interest thereon, and all other amounts owing by the Lessee to such Tranche B Participant under the Operative Documents, less (ii) the sum of all payments received by the Tranche B Participant on account of payments to reduce such Tranche B Participant's Tranche B Participation Interest, including reductions resulting from payments by the Lessor, the Lessee and the Guarantor and/or proceeds from the sale of the Property and/or amounts realized from the Collateral pursuant to the Cash Collateral Agreement.

     "Tranche B Participation Interest Commitment" is defined in Section 3.5 of
      -------------------------------------------                --------------
the Participation Agreement.
---------------------------

                                   [7-A]-38

     "Tranche B Participation Interest Commitment Percentage" means (i) with
      ------------------------------------------------------
respect to all Participants in the aggregate, 9.80000% of the aggregate Commitments, and (ii) with respect to each Tranche B Participant, the percentage of the aggregate Commitments set forth after such Participant's Tranche B Participation Interest Commitment in Schedule I to the Participation Agreement.
                                     -----------------------------------------

     "Tranche C Participants" means those Participants purchasing a Tranche C
      ----------------------
Participation Interest in the Advances and maintaining a Tranche C Participation Interest Commitment.

     "Tranche C Participation Interest" means, (i) as to each Tranche C
      --------------------------------
Participant, such Tranche C Participant's Tranche C Participation Interest Commitment multiplied by the outstanding amount of all Advances as to which such Participant has funded its Tranche C Participation Interest Commitment Percentage under Section 3.4 of the Participation Agreement and (ii) as to all
                 ------------------------------------------
Tranche C Participants 3.520838% of all outstanding Advances.

     "Tranche C Participation Interest Balance" means for each Tranche C
      ----------------------------------------
Participant as of any date of determination an amount equal to (i) the sum of such Tranche C Participant's Tranche C Participation Interest in all outstanding Advances, together with all accrued and unpaid Yield thereon, and all other amounts owing by the Lessee to such Tranche C Participant under the Operative Documents, less (ii) the sum of all payments received by the Tranche C Participant on account of payments to reduce such Tranche C Participant's Tranche C Participation Interest, including reductions resulting from payments by the Lessor, the Lessee and the Guarantor, proceeds from the sale of the Property and/or amounts realized from the Collateral pursuant to the Cash Collateral Agreement.

     "Tranche C Participation Interest Commitment" is defined in Section 3.5 of
      -------------------------------------------                --------------
the Participation Agreement.
---------------------------

     "Tranche C Participation Interest Commitment Percentage" means (i) with
      ------------------------------------------------------
respect to all Participants in the aggregate, 3.520838% of the Aggregate Commitments, and (ii) with respect to each Tranche C Participant, the percentage of the Aggregate Commitments set forth after such Participant's Tranche C Participation Interest Commitment in Schedule I to the Participation Agreement.
                                     -----------------------------------------

     "Transaction Expenses" means the following costs and expenses incurred by
      --------------------
the Lessor, the Agent and, to the extent referred to below, the Participants in connection with the preparation, execution and delivery of the Operative Documents and the transactions contemplated by the Operative Documents:

          (a) the reasonable fees, out-of-pocket expenses and disbursements of counsel for each of the Lessor and the Agent, in negotiating the terms of the Operative Documents and the other transaction documents, preparing for the closing under, and rendering opinions in connection with, such transactions and in rendering other services customary for counsel representing parties to transactions of the types involved in the transactions contemplated by the Operative Documents;

          (b) the reasonable fees, out-of-pocket expenses and disbursements of counsel of each of the Lessor and the Agent in connection with (1) any amendment, supplement, waiver or consent with respect to any Operative Documents requested or approved by the

                                   [7-A]-39

     Lessee and (2) any enforcement of any rights or remedies against the Lessee in respect of the Operative Documents;

          (c) any and all Taxes and fees incurred in recording, registering or filing any Operative Document or any other transaction document, any deed, declaration, mortgage, security agreement, notice or financing statement with any public office, registry or governmental agency in connection with the transactions contemplated by the Operative Documents;

          (d) any title fees, premiums and escrow costs and other expenses relating to title insurance and the closing contemplated by the Transaction Documents; and

          (e)  all expenses relating to all Environmental Audits and Appraisals.

     "Type" means, with respect to any Advance, its nature as an Alternate Base
      ----
Rate Advance or a Eurodollar Rate Advance.

     "UCC Financing Statements" means collectively the Agent Financing
      ------------------------
Statements and the Lessor Financing Statements.

     "Uniform Commercial Code" and "UCC" means the Uniform Commercial Code as in
      -----------------------       ---
effect in any applicable jurisdiction.

     "Yield" is defined in Section 3.8(b) of the Participation Agreement.
      -----                ---------------------------------------------

                                   [7-A]-40

                                                                      SCHEDULE 1
                                                                   TO APPENDIX 1


                         HDD CONVERTIBLE DEBT PORTION;
               MAXTOR MERGER DOCUMENTS; SNAP SPIN-OFF DOCUMENTS
               ------------------------------------------------

HDD Convertible Debt Portion
----------------------------

The HDD Convertible Debt Portion shall be 33.33%.

Maxtor Merger Documents
-----------------------

 .    Maxtor Merger Agreement.
 .    HDD Separation Agreement.
 .    HDD General Assignment Agreement.
 .    Tax Sharing and Indemnity Agreement among the Lessee, Spinco and Maxtor.
 .    Transitional Services Agreement among the Lessee, Spinco and Maxtor.
 .    Intellectual Property Agreement among the Lessee, Spinco and Maxtor.
 .    Indemnification Agreement among the Lessee, Spinco and Maxtor.
 .    Reimbursement Agreement, dated as of a date on or prior to the Maxtor
     Merger Effective Date, between the Lessee and Maxtor.


Snap Spin-Off Documents
-----------------------

 .    Snap Master Agreement.
 .    Snap General Assignment Agreement.
 .    Master Intellectual Property Agreement between the Lessee and Snap
     Appliances.
 .    Snap Employee Matters Agreement.
 .    Tax Sharing Agreement between the Lessee and Snap Appliances.
 .    Master Transitional Services Agreement between the Lessee and Snap
     Appliances.
 .    Indemnification and Insurance Matters Agreement between the Lessee and Snap
     Appliances.
 .    Hard Disk Drive Supply Agreement dated as of June 30, 2000, entered into by
     Snap Appliances and the Lessee.

                                   [7-A]-41